     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 11, 2002

                                             1933 ACT REGISTRATION NO. 333-40745
                                             1940 ACT REGISTRATION NO. 811-05164
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


                         POST-EFFECTIVE AMENDMENT NO. 4


                              --------------------

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
                        (AMERICAN LEGACY ESTATE BUILDER)

          (Formerly: Lincoln National Flexible Premium Life Account F)
                           (Exact Name of Registrant)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)


                           1300 South Clinton Street
                              Fort Wayne, IN 46802
         (Complete address of depositor's principal executive offices)



               Depositor's telephone number, including area code
                                 (260) 455-2000


                            ------------------------


                          Elizabeth Frederick, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Fort Wayne, IN 46802
                (Name and complete address of agent for service)


                            ------------------------

                                    Copy to:


                             Jeremy Sachs, Esquire
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103


                            ------------------------

    Title and amount of securities being registered: Flexible premium variable life insurance policies.

    Approximate date of proposed public offering: Continuous


    An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24f-2 for Registrant for the fiscal year ending December 31, 2001 was filed March 27, 2002.


    It is proposed that this filing will become effective:

    / /  immediately upon filing pursuant to paragraph (b) of Rule 485


    /X/  on May 1, 2002, pursuant to paragraph (b) of Rule 485


    / /  on (date), pursuant to paragraph (a) of Rule 485.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS
           FOR LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F

  N-8B-2
   ITEM      CAPTION IN PROSPECTUS
----------   ------------------------------------------------------------
         1   Cover Page

         2   Cover Page

         3   Not applicable

         4   Lincoln Life

         5   Lincoln Life

         6   The Separate Account

         7   Not Required

         8   Not Required

         9   Legal Proceedings

        10   The Separate Account; Right to Examine Policy; Surrender of
               the Policy; Withdrawals; Proceeds and Payment Options;
               Addition, Deletion, or Substitution of Investments;
               Transfer Between Subaccounts; Policy Lapse and
               Reinstatement; Voting Rights; Premium Payment and
               Allocation of Premiums; Death Benefits and Death Benefit
               Types; Policy Changes; Policy Value; Proceeds and Payment
               Options

        11   Lincoln Life; The General Account; The Separate Account

        12   The Separate Account; Lincoln Life

        13   Charges and Deductions

        14   Requirements for Issuance of a Policy

        15   Premium Payment and Allocation of Premiums

        16   Premium Payment and Allocation of Premiums; Percent of
               Premium Charge; Charges and Deductions

        17   Surrender of the Policy

        18   The Separate Account

        19   Reports and Records

        20   Not Applicable

        21   Loans

        22   Not Applicable

        23   Safekeeping of the Account's Assets

        24   General Provisions

        25   Lincoln Life

        26   Not Applicable

        27   Lincoln Life

        28   Executive Officers and Directors of Lincoln National Life
               Insurance Company

        29   Lincoln Life

        30   Not Applicable

        31   Not Applicable

        32   Not Applicable

  N-8B-2
   ITEM      CAPTION IN PROSPECTUS
----------   ------------------------------------------------------------
        33   Not Applicable

        34   Not Applicable

        35   Distribution of the Policy

        36   Not Required

        37   Not Applicable

        38   Distribution of the Policy

        39   Distribution of the Policy

        40   Not Applicable

        41   Lincoln Life; Distribution of the Policy

        42   Not Applicable

        43   Not Applicable

        44   Not Applicable

        45   Not Applicable

        46   Not Applicable

        47   The Separate Account

        48   Not Applicable

        49   Not Applicable

        50   The Separate Account

        51   Lincoln Life; Premium Payment and Allocation of Premiums;
               Surrender of the Policy; Withdrawals; Proceeds; Policy
               Lapse and Reinstatement; Charges and Deductions

        52   Addition, Deletion and Substitution of Investments

        53   Federal Tax Matters

        54   Not Applicable

        55   Not Applicable

        56   Not Required

        57   Not Required

        58   Not Required

        59   Not Required

AMERICAN LEGACY ESTATE BUILDER

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F


Home Office Location:           Administrative Office:
1300 South Clinton Street       Personal Service Center MVLI
P.O. Box 1110                   350 Church Street
Fort Wayne, Indiana 46802       Hartford, CT 06103-1106
(800) 454-6265                  (877)896-6206


This prospectus describes a flexible premium variable life insurance contract (the "policy") offered by The Lincoln National Life Insurance Company ("Lincoln Life", "we," the "company").

The Class 2 shares of the funds (the "funds") of the American Funds Insurance Series (the "series") are available through the Lincoln Life Flexible Premium Variable Life Account F ("Separate Account"). Each fund has its own investment objective. The policy owner (the "owner" or "you") is the person named in the policy schedule who has all of the policy ownership rights. You should review each fund's prospectus, which describes each fund in detail before making your decision. The funds available through the Separate Account are:

- Asset Allocation Fund

- Bond Fund

- Cash Management Fund

- Global Growth Fund

- Global Small Capitalization Fund

- Growth Fund

- Growth-Income Fund


- High-Income Bond Fund (formerly High-Yield Bond Fund)


- International Fund

- U.S. Government/AAA-Rated Securities Fund


This policy is designed to provide life insurance protection. Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This policy may, or may not, be appropriate for your individual financial goals. The value of the policy depends on the investment results of the funding options you select. Review this prospectus and the funds prospectus to achieve a clear understanding of any fund you are considering. If your plan already benefits from favorable tax treatment be sure your policy meets your other financial goals before purchasing.



It may not be advantageous to replace existing life insurance or an annuity contract or supplement an existing flexible premium variable life insurance contract with the policy. This Separate Account prospectus is being furnished along with the prospectuses for the funds. Both should be read carefully to understand the policy being offered.


TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.


                         Prospectus Dated: May 1, 2002

TABLE OF CONTENTS


                                                                            PAGE
--------------------------------------------------------------------------------
SUMMARY OF THE POLICY                                                         1
--------------------------------------------------------------------------------
LINCOLN LIFE, THE GENERAL ACCOUNT AND THE SEPARATE ACCOUNT
Lincoln Life                                                                  6
The General Account                                                           7
The Separate Account                                                          7
Fund Participation Agreement                                                  7
The American Funds Insurance Series                                           7
The investment advisor                                                        8
Addition, deletion or substitution of investments                             8
--------------------------------------------------------------------------------
THE POLICY
Requirements for issuance of a policy                                         9
Units and unit values                                                         9
Premium payment and allocation of premiums                                   10
Dollar cost averaging program                                                11
Effective date and record date                                               11
Right to examine policy                                                      12
Policy termination                                                           12
--------------------------------------------------------------------------------
CHARGES AND DEDUCTIONS
Surrender charges                                                            13
Cost of insurance charges                                                    13
Policy value charge                                                          14
Other policy charges                                                         14
Charges against the Separate Account                                         14
Reduction of charges                                                         15
--------------------------------------------------------------------------------
POLICY BENEFITS
Death benefit                                                                15
Policy changes                                                               17
Policy value                                                                 17
Transfer between subaccounts                                                 18
Transfer to and from the General Account                                     18
Limits on frequent transfers                                                 19
Withdrawals                                                                  19
Loans                                                                        19
Policy lapse and reinstatement                                               20
No lapse benefit                                                             21
Surrender of the policy                                                      21
Proceeds and payment options                                                 21
--------------------------------------------------------------------------------
GENERAL PROVISIONS
The contract                                                                 22
Suicide                                                                      22
Representations and contestability                                           22
Incorrect age or sex                                                         23
Change of owner or beneficiary                                               23
Assignment                                                                   23
Reports and records                                                          23
Projection of benefits and values                                            24
Postponement of payments                                                     24
Accelerated Benefit Election Rider                                           24
--------------------------------------------------------------------------------
DISTRIBUTION OF THE POLICY                                                   24
ADVERTISING                                                                  25
--------------------------------------------------------------------------------
TAX ISSUES
Taxation of life insurance contracts in general                              26
Policies which are MECS                                                      27
Policies which are not MECS                                                  27
Other considerations                                                         28
Tax Status of Lincoln Life                                                   29
--------------------------------------------------------------------------------
VOTING RIGHTS                                                                29
--------------------------------------------------------------------------------
STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT                    29
--------------------------------------------------------------------------------
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS                                 30
--------------------------------------------------------------------------------
LEGAL PROCEEDINGS                                                            30
--------------------------------------------------------------------------------
EXPERTS                                                                      30
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION                                                       30
--------------------------------------------------------------------------------
OFFICERS & DIRECTORS OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY          31
--------------------------------------------------------------------------------
APPENDIX A: Illustrations of policy values                                   33
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
Separate Account Financial Statements                                       F-1
Company Financial Statements                                                S-1

SUMMARY OF THE POLICY

Your policy is a flexible premium variable life insurance policy, which provides for the payment of a death benefit to a beneficiary upon the insured's death. The policy's value will change with the investment performance of the funds you select. Policy values may be accessed through loans, withdrawals, and surrenders. Certain features, charges and fees may vary in certain states. You should refer to your Policy contract for any state specific provisions.

Key Policy Features:


- A death benefit with a "no lapse benefit" that guarantees that your policy will stay in force even though net investment results and policy charges might otherwise cause your policy to lapse (See Policy lapse and reinstatement, page 20); and



- Limited flexible premium payments with a minimum initial premium of $10,000 (See page 10);



You may use the net cash surrender value of your policy (what you would get if you surrendered the policy) to pay the monthly deductions and continue the policy in force as long as sufficient value is available. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue your policy inforce without more premium payments. Charges against policy values for the cost of insurance (See Cost of insurance charges, page 13) increase as the insured gets older. Unless the policy is "in the corridor", the death benefit will be the specified amount regardless of the net cash surrender value when the insured dies. (See Death benefit, page 15.)



You may borrow within described limits against your policy. You may surrender the policy in full or withdraw part of its value. Loans against and surrenders of a modified endowment contract ("MEC") may have adverse tax effects. The taxation of life insurance death benefits and distributions is complex. (See Tax issues, page 25). The taxation of loans, withdrawals and surrenders from a life insurance policy which is a MEC is generally less favorable than from a non-MEC. Consult your tax advisor. Any applicable surrender charge is imposed if the policy is totally surrendered.


At all times your policy must qualify as life insurance under the Internal Revenue Code of 1986, as amended (the "Code") to receive favorable tax treatment under federal law. If these requirements are met, you may benefit from such tax treatment. Lincoln Life reserves the right to return your premium payment if it results in your policy failing to meet Federal tax law requirements.

INITIAL CHOICES TO BE MADE

The initial owner of the policy (the "owner" or "you") is named in the "policy schedule" and has all of the policy ownership rights. If no owner is named, the insured (the person whose life is insured under the policy) is the owner. If a policy has been absolutely assigned, the assignee is the owner.

You, as the owner, have three important initial choices to make:

- your death benefit amount; and

- the amount of premium you want to pay; and

- how your premium is allocated among the funding options you select.

DEATH BENEFIT AMOUNT

We pay the death benefit to the beneficiary(ies), calculated on the date the insured died, less outstanding loan account balances, other outstanding amounts due, and surrendered amounts.

You designate the beneficiary in the application, and may change the beneficiary by request in writing to Lincoln Life. If no beneficiary survives the insured, you or your estate will receive the benefit.

Sometimes, due to poor investment results and to cost of insurance charges, additional premium payments are needed to keep your policy in force.


Your no lapse benefit guarantees your policy will not lapse for a specific length of time. Currently, for an insured age 75 or younger on the policy date, the no lapse benefit expires 10 years after that date (1 year for older ages). The policy date is the earlier of the date we receive the full initial premium or the date on which we approve the policy for issue. The policy date is set forth in your policy. We reserve the right to lengthen or shorten this benefit for future new policies. (See No lapse benefit, page 21.)



You may also apply for an Accelerated Benefit Election Rider, described on page 24.


AMOUNT OF PREMIUM PAYMENT


When you decide how much premium to pay, you should decide whether you would be willing to have your policy taxed as a MEC. Premium payments may be changed within the limits described in the Premium payment section on page 10. If your policy lapses because your monthly deductions are larger than the net cash surrender value, you may reinstate your policy. (See Policy lapse and reinstatement, page 20.)


The initial premium, paid at policy issue, must be at least 80%, and is normally 100%, of the federal maximum premium limitation at issue (as defined in Section 7702 of the Internal Revenue Code of 1986, as amended.) However, any owner who at any time has not yet paid the current federal maximum premium limitation may, subject to certain restrictions, make premium payments at any time, in any amount and at any frequency.

In most instances your policy will be a MEC because your initial premium will exceed the Code's 7-pay limitation on premium payments (the "7-pay limitation") on the policy. That is, your paid premium will exceed the total premiums paid for a similar policy having fully funded benefits in the first seven policy years.


When you first receive your policy you will have 10 days (more in some states) to look it over. This is called the "right-to-examine" period. During this time period your initial premium payment will be deposited in our General Account. (See Right to examine policy, page 12.)


HOW ARE MY PREMIUMS PROCESSED?

You determine in the application what portions of net premiums are to be allocated to the General Account and/or the various subaccounts of the Separate Account. Your initial net premiums are automatically allocated to the Lincoln Life General Account. After the record date, the policy value and all subsequent net premiums will automatically be invested according to your instructions. You may change future allocations of net premiums at any time without charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Separate Account.

SELECTION OF FUNDING VEHICLES

You must choose the fund(s) in which you want to place each net premium payment. Ten subaccounts make up the Separate Account, the "variable" part of the contract. Each subaccount invests exclusively in the shares of a specified fund. If the mutual fund(s) you select goes up in value, the cash value of your policy (net of charges and expenses) also goes up. If the funds lose value, so does the cash value of your policy.

Each portfolio described below is an investment vehicle for one or more insurance company separate accounts. A given portfolio may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables we cannot guarantee that there will be any correlation between the two investments. Even though the management, strategies and the objectives of the funds are similar, the investment results may vary.


You may also choose to place all or part of your premium payment into the General Account. Premium payments put into the General Account become part of Lincoln Life's General Account, do not share the investment experience of the Separate Account and have a guaranteed minimum interest rate of 4% per year. For additional information, see the General Account on page 7.


WHAT FUNDS ARE AVAILABLE TO SELECT?

You can allocate amounts to one or more subaccounts of the Separate Account. Your investment amount is the portion of the policy value allocated to the Separate Account. The Separate Account is Lincoln Life Flexible Premium Variable Life Account F, established by Lincoln Life to receive and invest net premiums paid under the policy. Currently you may select from the Class 2 shares of the American Funds Insurance Series, which consists of ten funds. Below is a brief description of the investment objective and principal strategy of each fund. There can be no assurance that any of the stated investment objectives will be achieved.

ASSET ALLOCATION FUND -- The fund seeks to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities; bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

BOND FUND -- The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long-term.

CASH MANAGEMENT FUND -- The fund seeks to provide you an opportunity to earn income on your cash reserves while preserving the value of your investment and maintaining liquidity by investing in a diversified selection of high quality money market instruments.

GLOBAL GROWTH FUND -- The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located around the world. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

GLOBAL SMALL CAPITALIZATION FUND -- The fund seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

GROWTH FUND -- The fund seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

GROWTH-INCOME FUND -- The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.

HIGH-INCOME BOND FUND (FORMERLY HIGH-YIELD BOND FUND) -- The fund seeks to provide you with a high level of current income and secondarily capital appreciation by investing primarily in lower quality debt securities (rated Ba or BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation), including those of non-U.S. issuers. The fund may also invest in equity securities, and securities that have both equity and debt characteristics, that provide an opportunity for capital appreciation.


INTERNATIONAL FUND -- The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

U.S. GOVERNMENT/AAA-RATED SECURITIES FUND -- The fund seeks to provide you with a high level of current income, as well as preserve your investment. The fund invests primarily in securities that are guaranteed by the "full faith and credit" pledge of the U.S. Government and securities that are rated AAA or Aaa by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.

For more detail, see the prospectus for the American Funds Insurance Series.

WHAT CHARGES AND DEDUCTIONS ARE MADE FROM MY POLICY?


SURRENDER CHARGE. We deduct surrender charges from the total amount paid to you if you surrender the entire policy within the first twelve years. The surrender charge will not exceed $43 per $1000 of specified amount or 6.5% of premiums paid. For more details see Surrender charges on page 13.



COST OF INSURANCE CHARGE. Your policy has a cost of insurance charge which reduces the policy value on each monthly anniversary day. The cost of insurance charge ceases when the insured attains age 100. See Cost of insurance charges on page 13 for more detailed information.



POLICY VALUE CHARGE. The policy value is the sum of all amounts allocated to the Separate Account and to the General Account at any time, plus any outstanding loan. The policy value will be reduced on each monthly anniversary day by the policy value charge. The policy value charge for the first 10 policy years is ..10% of the policy value each month (1.20% annually), and thereafter is ..0166666% of the policy value each month (.20% annually). The policy value charge ceases when the insured attains age 100. The policy value charge recovers our expenses incurred in the sale and issue of the policies (such as premium tax and other taxes, commissions, and underwriting and issue expenses), and some ongoing maintenance expenses. We deduct a $5.00 monthly administrative charge from the policy value on any monthly anniversary day when the policy value is less than $50,000. There are other possible additional policy charge deductions including a maximum $10.00 transfer charge for a transfer of funds between the General Account and the Subaccounts and a $20.00 charge for partial withdrawals of policy values from the account. (See other policy charges on page 14.)


CHARGES AGAINST THE SEPARATE ACCOUNT. A daily mortality and expense risk charge currently .0016438% (equivalent to an annual rate of .60%) is imposed on the daily net assets of the Separate Account. This charge is guaranteed not to exceed .00246575% (equivalent to an annual rate of .90%).

No deductions are currently made from the Separate Account for federal or state income taxes, but we reserve the right to do so.


In addition, because the Separate Account purchases shares of the funds involved, the value of the net assets of these subaccounts of the Separate Account will reflect investment advisory fees and other expenses incurred by those funds. It is estimated that, in the aggregate, such fees and expenses for the funds, expressed as an annual percentage of each fund's net assets, will range from .35% to .83%. In addition to these fees and expenses, and pursuant to a 12b-1 plan, the Class 2 shares of each fund also bear expenses equal to .25% annually of each fund's net assets. See Charges against the Separate Account on page 14 for more detailed information.


DO I HAVE ACCESS TO THE POLICY VALUES?

You may borrow up to 100% of the net cash surrender value. Subject to some restrictions and charges, you may withdraw portions of the net cash surrender value. Loans reduce the death benefit proceeds by the amount of the loan. Withdrawals reduce the specified amount by the amount of the withdrawal. Both loans and withdrawals reduce future policy values and may have adverse federal income tax consequences.


If you decide to borrow against your policy, annual interest will be charged in arrears. The loan amount will be deducted proportionately from the funding vehicles you have at that time. The loan amount, or loan account value, also earns interest at a current annual rate of 6%, with a minimum of 4%. A loan reduces the specified amount and voids the no lapse benefit, if applicable, until the loan is repaid. (See Loans, page 19.) You may also surrender the policy totally or withdraw part of its value. Depending on the amount of premium you pay, there may be little, or no, cash value in your policy to borrow or surrender in the early years.


WHEN DOES MY POLICY TERMINATE?

Your policy may terminate due to any one of the following: voluntary return or surrender of the policy, lapse due to insufficient net cash surrender value, or payment of the death benefit. During the right-to-examine period, you may return the policy for a refund of all premiums paid. After the right-to-examine period, you may surrender the policy and receive its net cash surrender value.

BUYING VARIABLE LIFE INSURANCE

The policies this prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels or benefits may be more comfortable buying more traditional, non-variable life insurance. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection, willing to assume risk, and to monitor investment choices they have made.

A customer may be able to pay a large single premium, using the policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity, or the basis of an investment program for the donee.

Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. The no lapse provision may help to assure a death benefit even if investment results are unfavorable.

Flexibility also results from being able to select, monitor and change investment choices within a policy. With the wide variety of fund options available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should monitor their investment choices on an ongoing basis.

Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the policy generates no taxable gain or loss. Investment income and realized capital gains within a fund are automatically reinvested without being taxed to the policy owners. Policy values accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.


The ability of policy owners to access policy values is easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (See Tax issues on page 25), an owner can borrow policy values tax-free, without surrender charges, and at very low net interest cost. Policy loans can be a source of retirement income. By contrast, variable annuity withdrawals are generally taxable to the extent of accumulated income, may be subject to a charge deducted from the policy value, a surrender charge, and will result in penalty tax if made before age 59 1/2.



Accumulated policy values may under limited circumstances also be part of the eventual death benefit payable. If a policy is heavily funded and investment performance is very favorable, the death benefit may increase because of tax law requirements that the death benefit be a certain multiple of policy value depending on the Insured's age (See table under Policy benefits, page 16.) The death benefit is income-tax free and may, with proper estate planning, be estate-tax free.


Certain costs and expenses of variable life insurance ownership which are directly related to policy values (i.e. asset-based costs) are not unlike those incurred through investment in mutual funds or variable annuities. Surrender charges, which decrease over time and premium taxes may be applicable to your policy; these charges are explained in more detail beginning on page 12. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (approximately the death benefit less policy value). This charge increases with age, and varies by underwriting classification, smoking status, and in most states by gender. The effect of these costs and expenses can be seen in illustrations in this prospectus (see Appendix A).

LINCOLN LIFE, THE GENERAL ACCOUNT AND THE SEPARATE ACCOUNT


LINCOLN LIFE



The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly-owned by Lincoln National Corp. (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.



On December 7, 2001, LNC sold its life reinsurance business to Swiss Re Life & Health America, Inc. (Swiss Re). This sale included the indemnity reinsurance by Swiss Re of a block of reinsurance business written on Lincoln Life paper. The transaction also included the sale by Lincoln Life to Swiss Re of four wholly-owned subsidiaries: Lincoln National Reassurance Company and Lincoln National Health and Casualty Insurance Company, Indiana insurance companies; Special Pooled Risk Administrators, Inc., a New Jersey company; and Lincoln Re S.A., an Argentinean corporation. (see Note 9 of the Statutory-Basis Financial Statements of Lincoln Life for additional information regarding the sale.)



Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of nearly $100 billion and annual consolidated revenues of over $6.8 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, mutual funds, institutional investment management and financial planning and advisory services.



We have assigned full-time staff devoted to the development of Business Continuity Plans in conjunction with a national vendor. In addition, we have a site available in which to recover our critical business functions in the event of a disaster. We will conduct tests of our capabilities and plans.



In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policyholder's account.

This means we could refuse to honor requests for transfer, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policyholder, and held in that account until instructions are received from the appropriate Regulator.


THE GENERAL ACCOUNT

The General Account refers to the General Account of Lincoln Life. The General Account consists of all assets owned by Lincoln Life other than those allocated to any of its separate accounts, including the Separate Account. The General Account supports Lincoln Life's insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940 ("1940 Act").

THE SEPARATE ACCOUNT


We established the Lincoln Life Flexible Premium Variable Life Account F ("Account F"), on May 29, 1987 to fund variable life insurance policies. Although the assets of the Separate Account are our property, the laws of Indiana under which the Separate Account was established provide that the Separate Account assets attributable to the policies are not chargeable with liabilities arising out of any other business of Lincoln Life. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies it supports. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open and trading is unrestricted ("Valuation Day").


The Separate Account has been registered as an investment company under the 1940 Act and meets the definition of "separate account" under federal securities laws. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Separate Account or Lincoln Life by the Securities and Exchange Commission.


The Separate Account is divided into ten subaccounts. Each subaccount invests exclusively in Class 2 shares of one of the funds comprising the American Funds Insurance Series: Asset Allocation Fund, Bond Fund, Cash Management Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund, High-Income Bond Fund, International Fund, U.S. Government/AAA Rated Securities Fund.


Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct. The funds are also invested in by variable annuity contract holders. Should we become aware of any material irreconcilable conflict, either potential or existing, between its variable annuity and variable life insurance contract owners, we have agreed to notify the series' Board of Trustees and to remedy, at our own expense, any such conflict.

There is no assurance that any fund of the American Funds Insurance Series will achieve its stated investment objective.

FUND PARTICIPATION AGREEMENT

Lincoln Life has entered into an agreement with a fund group under which Lincoln Life makes ten funds available under the policies and performs certain administrative services.

THE AMERICAN FUNDS INSURANCE SERIES

The series was organized as a Massachusetts business trust in 1983 and is registered as a diversified, open-end management investment company under the 1940 Act.

The series has ten separate portfolios of funds. The series' Board of Trustees may at any time establish additional funds or classes, which may or may not be available to the Separate Account.

Under the multi-class system adopted by the series, pursuant to Rule 18f-3 under the 1940 Act, shares of each multi-class fund represent an equal pro rata interest in that fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:

  (1) each class has a different designation;

  (2) each class of shares bears its class expenses;

  (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement; and

  (4) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each fund has two classes of shares, designated as Class 1 shares and Class 2 shares. Class 1 and 2 differ primarily in that Class 2 shares are subject to a 12b-1 plan. Only Class 2 shares are available under the policy. Lincoln Life, together with affiliates, expects to receive a portion of the 12b-1 fees attributable to its investment on behalf of the Separate Account in the funds. Such portion is anticipated to be at the annual rate of approximately .25% of the value of the Separate Account's investment in the funds and constitutes reimbursement to Lincoln Life for certain expenses incurred in connection with certain administrative and distribution support services provided to the series. Expenses currently designated as class expenses by the series' Board of Trustees under the plan pursuant to Rule 18f-3 include, for example, service fees paid under a 12b-1 plan. See the prospectus for the series for more information about the 12b-1 plan it has adopted for its Class 2 shares.

THE INVESTMENT ADVISOR


Capital Research and Management Company ("CRMC"), an investment management organization founded in 1931, is the investment advisor to the series and other mutual funds, including those in The American Funds Group. CRMC is located at 333 South Hope Street, Los Angeles, CA 90071, and is registered with the Commission as an investment advisor.


ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS


Lincoln Life does not control the investment advisor and therefore cannot guarantee that the American Funds Insurance Series or any particular funds will be available for investment by the subaccounts. We reserve the right, subject to compliance with applicable law and prior approval of the Securities and Exchange Commission, to make additions to, deletions from, limit access to, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. Lincoln Life may make these changes for some or all classes of policy owners.


We reserve the right to eliminate the shares of any fund and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Account without notice and prior to approval of the Commission, to the extent required by the 1940 Act or other applicable law. A substituted fund may have higher charges than the one it replaces. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other classes of policies, or from permitting a conversion between classes of policies on the basis of requests made by policy owners.

Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund or in shares of another investment company, with a specified investment objective. Lincoln Life may eliminate or establish one or more subaccounts when marketing needs, tax or investment conditions warrant, or for any other reason in our sole discretion; and any new subaccounts may be made available to existing policy owners on a basis to be determined by Lincoln Life. Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

In the event of any such substitution or change, Lincoln Life may by appropriate endorsement make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

THE POLICY

REQUIREMENTS FOR ISSUANCE OF A POLICY

Individuals wishing to purchase a policy must send a completed application to our administrative mailing address. The minimum acceptable premium is $10,000. A policy will generally be issued only to insureds 80 years of age or younger who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and, except in California, we reserve the right to reject an application for any reason.

UNITS AND UNIT VALUES

The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valuation date. Whenever an amount is invested in a subaccount (due to net premium payments, loan payments, or transfer of values into a subaccount), the amount purchases units in that subaccount. The number of units you purchase is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, surrenders and surrender charges, withdrawals and withdrawal charges, transfers of values out of a subaccount, income tax deductions (if any), policy value charges, monthly administrative charges, or cost of insurance charges), units are redeemed from that subaccount. The number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.

The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the amounts allocated to each subaccount plus the amounts allocated to the General Account plus any outstanding loan. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valuation day.

The unit value for a subaccount on a specified valuation date is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the net investment factor method. We will achieve substantially the same result using either method.


PREMIUM PAYMENT AND ALLOCATION OF PREMIUMS

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums. The initial premium is the only premium payment required under the policy, although additional premiums may be necessary to keep the policy in force. Payment of the initial premium will not guarantee that the policy will remain in force. The amount of the initial premium is based on the insured's issue age and the specified amount of the policy and is normally approximately equal to 100% of the federal maximum premium limitation at issue, as described below. The initial premium may be as little as 80% of the federal maximum premium limitation at issue, but if the initial premium is less than 98% of the limitation, higher cost of insurance charges will result.

Any owner who has not chosen to pay the federal maximum premium limitation at issue may pay additional premiums up to the limitation at any time. We reserve the right to require evidence of insurability if the payment of any premium will increase the death benefit by more than the amount of the premium paid. The failure to pay the maximum premium will not of itself cause the policy to lapse, nor will the payment of the maximum premium guarantee that the policy will remain in force. The policy will lapse any time outstanding loans exceed policy value less surrender charge, or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (See Policy lapse and reinstatement.) Subject to the initial premium requirements and the maximum premium limitations established under section 7702 of the Code, you may make unscheduled premium payments at any time in any amount during the lifetime of the insured. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstanding loan on the policy.

PREMIUM LIMITATIONS. In no event can the total of all premiums paid exceed the current maximum premium limitations established for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by issue age, sex, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt. Further premiums will not be accepted until allowed by subsequent maximum premium limitations.

The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a MEC. A policy will become a MEC if premiums paid into the policy exceed certain limits referred to as the 7-pay limitation. Because the initial premium exceeds the 7-pay limitation, the policy will be a MEC unless it has been purchased with cash values transferred from a pre-existing life insurance policy which is not a MEC. Any such must meet the requirements for a taxfree exchange. The taxation of life insurance death benefits and distributions is complex and is discussed in detail under "Federal tax matters". Taxation of loans, withdrawals, and surrenders of a life insurance policy that becomes a MEC is generally less favorable than such distributions from a life insurance policy that is not a MEC.

ALLOCATION OF NET PREMIUMS. In the application for a policy, you can allocate net premiums or portions thereof to the General Account and the subaccounts of the Separate Account. Notwithstanding the allocation in the application, all net premiums received prior to the record date will initially be allocated to the General Account. Net premiums received prior to the record date will be credited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy, and may coincide with the policy date. Net premiums will continue to be allocated to the General Account until the record date. When the assets of the Separate Account are next valued following the record date, the value of the policy's assets in the General Account will automatically be transferred to the General Account and the subaccounts of the Separate Account in accord with your percentage allocation in the application. No charge will be imposed for this initial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with your instructions in the application. The minimum percentage of each premium that may be allocated to the General Account or to any subaccount of the Separate Account is 10%; percentages must be in whole numbers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to us. You can also make arrangements with us to allow the allocation of future net premiums to be changed upon telephone request.

The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least 4% per year. You should periodically review your allocations of premiums and values in light of market conditions, interest rates, and overall estate planning requirements.

DOLLAR COST AVERAGING PROGRAM

You may wish to make monthly transfers from the General Account to one or more of the subaccounts over a 12, 24 or 36-month period through the Dollar Cost Averaging ("DCA") program. Under the program, at least $5000 is to be transferred from the General Account to the chosen subaccounts in accord with the most recent premium allocation. The transfers continue until the end of the DCA period or until the policy value allocated to the General Account has been exhausted, whichever occurs sooner. DCA may also be terminated upon written request by the owner.

DCA has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to us.

EFFECTIVE DATE AND RECORD DATE

For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial premium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life, and is specified in the policy. Policy years, months and anniversaries are measured from the policy date.

For any increase, the effective date will be the first monthly anniversary date (the same date each month as the policy date) on or next following the day the application for the increase is approved.

For any insurance that has been reinstated, the effective date will be the first monthly anniversary day on or next following the day the application for reinstatement is approved.

The date the policy is recorded on the books of Lincoln Life as an in-force policy is the record date. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding requirement or the date of underwriting approval. The record date controls the timing of the transfer of initial assets from the General Account to the various subaccounts.

Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears in this Prospectus. Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request on or after 4:00 p.m. Eastern time on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.



Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.


RIGHT TO EXAMINE POLICY

The owner may, until a specified period of time has expired, examine the policy and return it for refund of all premiums paid. The applicable period of time will depend on the state in which the policy is issued, but will not expire sooner than the latest of 10 days after receipt of the policy, 45 days after
Part 1 of the application is completed, or 10 days after the notice of withdrawal right is mailed or delivered to the owner. Upon cancellation the policy will be void from the beginning. An owner wanting a refund should return the policy to either our administrative mailing address or to the registered agent who sold it.

POLICY TERMINATION

All coverage under the policy will terminate when any one of the following occurs:

  1)  the grace period ends without payment of required premium,

  2)  the policy is surrendered, or

  3)  the insured dies.

Under certain defined conditions, we will continue to keep the policy in force despite insufficient net cash surrender value (See No lapse benefit, page 19.)

CHARGES AND DEDUCTIONS

Charges are described in the following paragraphs. Lincoln Life may make a profit on any charges, including mortality and expense risk and cost of insurance charges, and may use the profit from a charge for any purpose, including covering shortfalls from other charges.

Charges will be deducted in connection with the policy to compensate Lincoln Life for:

  1)  providing the insurance benefit set forth in the policy;

  2)  administering the policy;

  3)  assuming certain risks in connection with the policy;

  4)  incurring expenses in distributing the policy.

The nature and amount of these charges are described in the following pages.

SURRENDER CHARGES

Surrender charges are deducted upon surrender of the policy during the first 12 policy years. The following table shows the surrender charge as a percent of premiums paid. The surrender charge will not exceed $43 per $1,000 of specified amount. Surrender charges are higher in the earlier years of the policy, reducing its net cash surrender value. Thus if you surrender the policy in the early years, and there have been significantly unfavorable investment results, there may be little or no money to return to you.

DURING POLICY YEARS                            PERCENT OF PREMIUMS PAID
--------------------------------------------------------------------------------------------
 1 and 2                                       6.5%
 3 and 4                                       6.0%
 5 and 6                                       5.5%
 7 and 8                                       5.0%
 9 and 10                                      4.5%
11                                             4.0%
12                                             2.0%

COST OF INSURANCE CHARGES

On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy value. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the subaccounts and the General Account.

The current cost of insurance charges depend currently upon these variables:

  1) the amount of the initial premium as a percentage of the federal maximum premium limitation;

  2)  the classification of the insured;

  3)  the amount of policy value; and

  4) the maximum cost of insurance deduction allowed under state insurance laws.

The current cost of insurance deduction each month is calculated by multiplying the policy value by the appropriate percentage rate described below. The current cost of insurance deduction may never exceed the maximum cost of insurance deduction allowed under state insurance laws. The cost of insurance charge ceases when the insured reaches age 100.

If the initial premium is at least 98% of the federal maximum premium limitation at issue, the current monthly percentage rate used to calculate the cost of insurance deduction is .05% for select non-tobacco users and .10% for select tobacco users. If the initial premium is less than 98% of the maximum limitation, higher percentage rates will be used. If the insured's classification is other than select non-tobacco user or select tobacco user, higher percentages will also be used.

The current monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the current cost of insurance rates will apply to all persons of the same attained age, sex and rate class and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy. These rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, Age Last Birthday, for attained ages under sixteen; on the 1980 Commissioner's Standard Ordinary Nonsmoker Mortality Table, Age Last Birthday, or the 1980 Commissioner's Standard Ordinary Smoker Mortality Table, Age Last Birthday, for attained ages sixteen and over, depending on the tobacco usage of the insured. Select rate classes have guaranteed rates which do not exceed 100% of the applicable table. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations, and in any other situation where unisex rates are required by law, the cost of insurance rates (whether current or guaranteed) are not based on sex.

The rate class of an insured will affect the cost of insurance rate. Lincoln Life currently places insureds into a select rate class or rate classes involving a higher mortality risk. In an otherwise identical policy, insureds in the select rate class will have a lower cost of insurance than those in rate classes with higher mortality risk.

POLICY VALUE CHARGE

On the policy date and on each monthly anniversary day following, a policy charge will be deducted from the policy value. Ordinarily, the policy value charge is deducted in proportion to the values in the subaccounts.

The policy value will be reduced on each monthly anniversary day by the policy value charge. The policy value charge for the first 10 policy years is .10% of the policy value each month (1.20% annually), and thereafter is 0.166666% of the policy value each month (.20% annually). The policy value charge ceases when the insured attains age 100. The policy value charge recovers our expenses incurred in the sale and issue of the policies (such as premium tax and other taxes, commissions, and underwriting and issue expenses), and some ongoing maintenance expenses.

OTHER POLICY CHARGES

We deduct a $5.00 monthly administrative charge from the policy value on any monthly anniversary day when the policy value is less than $50,000. Currently, no charge is made for transfers of amounts among the General Account and the subaccounts, although a maximum of $10 per transfer may be charged in the future. We deduct $20 from the amount of any withdrawal of policy value other than full surrender of the policy. The monthly administrative charge, the transfer charge, and the withdrawal charge cease when the insured reaches age 100.

We also reserve the right to deduct from the policy value any amounts charged for federal or other Governmental income taxes that might result from a change in the current tax laws. Current tax laws do not charge income taxes on the policy value.

CHARGES AGAINST THE SEPARATE ACCOUNT

Several charges are made directly or indirectly against the Separate Account and have the effect of reducing net investment results credited to the subaccounts.


FUND CHARGES AND EXPENSES. The investment advisor for each of the funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. It is estimated that, in the aggregate, such fees and expenses for the funds, expressed as an annual percentage of each fund's net assets, will range from .35% to .83%. Each of the funds also deducts a 12b-1 fee for Class 2 shares equal to .25% annually of each fund's net assets. These charges and other fund expenses have the effect of reducing the investment results credited to the subaccounts.

Expenses for each of the funds are currently estimated, on the basis of their most recent fiscal year experience where applicable, to be as follows:


                                                                   Total Annual
                                                                  Fund Operating                       Total Fund
                                                                 Expenses Without      Total       Operating Expenses
Asset                        Management     Other      12(b)1       Waivers or      Waivers and      with Waivers or
Fund                            Fee*      Expenses*     Fees*      Reductions*      Reductions*        Reductions*
----------------------------------------------------------------------------------------------------------------------
Asset Allocation                .43%         .02%        .25%           .70%            N/A                .70%
Bond                            .48          .01         .25            .74             N/A                .74
Cash Management                 .45          .01         .25            .71             N/A                .71
Global Growth                   .66          .04         .25            .95             N/A                .95
Global Small Capitalization     .80          .03         .25           1.08             N/A               1.08
Growth                          .37          .01         .25            .63             N/A                .63
Growth-Income                   .33          .02         .25            .60             N/A                .60
High-Income Bond                .50          .01         .25            .76             N/A                .76
International                   .55          .06         .25            .86             N/A                .86
U.S. Gov't/AAA-Rated            .46          .01         .25            .72             N/A                .72


*Expressed as an annual percentage of each fund's average daily net assets.

See the funds' prospectus for more complete information about the expenses of the funds.

MORTALITY AND EXPENSE RISK CHARGE. A daily mortality and expense risk charge currently equal to .0016438% (equivalent to an annual rate of .60%) of the daily net assets of the Separate Account is imposed. This charge is guaranteed not to exceed .00246575% (equivalent to an annual rate of .90%).

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, death benefits will be payable sooner than expected. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated.

REDUCTION OF CHARGES

The surrender charge, the policy value charge, and the monthly administrative charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales or administrative expenses. In particular, these charges will be reduced on policies issued to employees and registered representatives of any member of the selling group and their spouses and minor children, or to officers, directors, trustees or bona-fide full-time employees of LNC or CRMC or their affiliated or managed companies (based on the owner's status at the time the policy was purchased). The amounts of any reductions will reflect the reduced sales and administrative expenses resulting from the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policy owners and owners of all other policies funded by the Separate Account.

POLICY BENEFITS

DEATH BENEFIT

As long as the policy remains in force (see Policy lapse and reinstatement), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiaries. The proceeds may be paid in cash or under one or more of the payment options set forth in the policy. (See Proceeds and payment options.) The death benefit proceeds payable will be increased by any unearned cost of insurance charge, and will be reduced by any outstanding loan and any due and unpaid charges.

We offer a checkbook serivice in which the Death Benefit proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the funds and is the only one authorized to transfer fund from the account. This service allows the Beneficiary additional time to decide how to manage the Death Benefit Proceeds with the balance earning interest from the day the account is opened.


The initial death benefit on your variable life insurance policy is equal to the specified amount you choose at the time of purchase. The specified amount is the minimum death benefit payable under the policy so long as the policy remains inforce. The death benefit proceeds will be reduced by any outstanding loans and any unpaid charges, and increased by unearned loan interest. We may also impose certain limitations on the maximum specified amount allowable.

The death benefit is calculated as the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

The table below lists the specified percentage applicable to the given attained age:

ATTAINED   SPECIFIED    ATTAINED   SPECIFIED    ATTAINED   SPECIFIED
AGE        PERCENTAGE   AGE        PERCENTAGE   AGE        PERCENTAGE
---------------------------------------------------------------------
40 OR
YOUNGER    250%         59         134%         91         104%
41         243          60         130          92         103
42         236          61         128          93         102
43         229          62         126          94         101
44         222          63         124          95 OR      100
45         215          64         122          OLDER
46         209          65         120
47         203          66         119
48         197          67         118
49         191          68         117
50         185          69         116
51         178          70         115
52         171          71         113
53         164          72         111
54         157          73         109
55         150          74         107
56         146          75         105
57         142          THROUGH
58         138          90

EXAMPLES. For this example, assume that the insured dies at or under the age of 40 and that there is no outstanding policy loan. A policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death benefits. However, because the life insurance death benefit cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be entitled to a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $300,000 will yield a life insurance death benefit of $750,000 (250% x $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000). Similarly, so long as policy value exceeds $100,000, each dollar withdrawn from the policy value will reduce the life insurance death benefit by $2.50. If at any time the policy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

16
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The above example describes a scenario which includes favorable investment performance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

POLICY CHANGES

The specified amount may not be voluntarily increased or decreased. Withdrawals reduce the specified amount by an amount proportionate to the amount of policy value withdrawn. For example, if 10% of the policy value is withdrawn, the specified amount will be reduced by 10% of the specified amount.

POLICY VALUE

The policy provides for the accumulation of policy value. The policy value will vary with the investment performance of the General Account and of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and withdrawals, and any charges and deductions assessed the policy. The policy has no guaranteed minimum policy value or net cash surrender value.

On the policy date, the policy value will be the initial premium, minus the sum of the following: the cost of insurance for the first month, the monthly administrative charge (if any), and the policy value charge for the first month.

On each monthly anniversary day, the policy value is equal to the sum of the following:

  a.  The policy value on the preceding day;

  b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  c. Interest at not less than 4% per year on amounts allocated to the General Account;

  d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount; and

  e.  Any premiums received since the preceding day.

Minus the sum of the following:

  f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  g.  Any withdrawals;

  h. Any amount charged against the investment amount for federal or other governmental income taxes;

  i.  The cost of insurance for the following month;

  j.  The monthly administrative charge, if any, for the following month;

  k.  The policy value charge for the following month; and

  l.  Any charges for extra benefits.

On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

  a.  The policy value on the preceding day;

  b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  c. Interest at not less than 4% per year on amounts allocated to the General Account;

  d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount; and

  e.  Any net premiums received since the preceding day.

Minus the sum of the following:

  f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  g.  Any withdrawals; and

  h. Any amount charged against the investment amount for federal or other governmental income taxes.

The charges and deductions described above are further discussed in the Charges and deductions section beginning on page 12.

NET INVESTMENT RESULTS. The net investment results are the changes in the unit values of the subaccounts from the previous valuation day to the current day. The net investment results are equal to the per unit change in the market value of each fund's assets, reduced by the per unit share of the asset management charge, the 12b-1 fee, any miscellaneous expenses incurred by the fund, and the mortality and expense risk charge for the period, and increased by the per unit share of any dividends credited by the fund to the subaccount during the period.

The value of the assets in the funds will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

The charges listed above are explained further in "Charges against the Separate Account."

TRANSFER BETWEEN SUBACCOUNTS

Any time after the record date, you may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writing on a form suitable to us. Transfers may be made by telephone request only if the owner has previously authorized telephone transfer in writing on a form suitable to us. We will follow reasonable procedures to determine that the telephone requester is authorized to request such transfer, including requiring certain identifying information contained in the written authorization. If such procedures are followed, we will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request in writing or by telephone is received at our administrative address. The minimum amount which may be transferred between subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve. A transfer charge of $10 is made for each transfer and may be deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

TRANSFER TO AND FROM THE GENERAL ACCOUNT

Any time after the record date, you may also request to transfer amounts from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are subject to some restrictions. A maximum of 20% of the policy value allocated to the General Account may be transferred to the Separate Account in any period of 12 consecutive months. However, as a current practice, the 20% maximum transfer limitation does not apply for the first six policy months. There is no minimum transfer amount; however, if the amount allocated to the General Account is $500 or less, the owner may transfer the entire allocated amount out of the General Account. A transfer charge of $10 is made for each transfer and may be deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

LIMITS ON FREQUENT TRANSFERS



The policy is not designed to serve as a vehicle for frequent trading, in response to short-term fluctuations in the market. Such frequent trading can disrupt the management of a fund; increase trading and transaction costs and raise expenses; disrupt planned investment strategies; force unplanned portfolio turnover and adversely affect fund performance through asset swings that decrease the fund's ability to provide maximum investment return to all policy owners. Accordingly, organizations and individuals who use market-timing investment strategies and make frequent transfers should not purchase this policy.



We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization, individual or other party authorized to give transfer instructions on behalf of multiple policy owners. Such restrictions could include:


(1)Not accepting transfer instructions from an agent acting on behalf of more than one policy owner; and


(2)Not accepting preauthorized transfer forms from market-timers or other entities acting on behalf of more than one policy owner at a time.



We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners or harm the funds.


WITHDRAWALS

During the lifetime of the insured, you may make cash withdrawals from the policy value. The amount and timing of withdrawals is subject to certain limitations. The minimum withdrawal is $1,000. Only one withdrawal may be made during a policy year. During the first 10 policy years, the maximum withdrawal is 10% of the net cash surrender value at the time of the withdrawal. Withdrawals may result in tax liability. Withdrawals other than full surrender of the policy incur a $20 withdrawal charge.

Withdrawals reduce the specified amount by an amount proportionate to the amount of policy value withdrawn. For example, if 10% of the policy value is withdrawn, the specified amount will be reduced by 10% of the specified amount. Ordinarily, the amount of any withdrawal will be deducted from the General Account and subaccounts in proportion to the values of each.

LOANS

You may, upon written request, borrow against the policy. You must execute a written loan agreement with us. The policy will be the sole security for the loan, and the policy must be assigned to us as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the request for a loan is received at our administrative mailing address. Payments may be postponed under certain circumstances. (See Postponement of payments.)

A loan taken from, or secured by, a policy may have federal income tax consequences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Tax issues.)


LOAN AMOUNT. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. Note, however, that in the earlier policy years, depending on the premium payments made, or if you have requested a substantial reduction in the specified amount, there may be little or no policy value available. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known address of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Policy lapse and reinstatement.) In addition, the presence of any outstanding policy loan reduces death benefit proceeds and negates the no lapse benefit (if present) until the loan is repaid.


DEDUCTION OF LOAN AND LOAN INTEREST. Unless we agree otherwise, the amount of any loan will be deducted from the General Account and the subaccounts at the time the loan is taken in proportion to the value in each. The amount of any unpaid loan interest will be added to the loan and deducted from the General Account and the subaccounts at the end of the policy year in which the loan interest was earned. Ordinarily, the amount of any loan or unpaid loan interest will be deducted from the General Account and the subaccounts in proportion to the values of each.

The amount of any loan (including any unpaid loan interest added to the loan) will earn interest at the then currently declared annual rate, which may not be less than the annual rate of 4.0%. The current annual rate is 6.0%. Any interest not paid when due will be added to the existing loan amount and will also be charged interest at the same policy loan rate.

Such amounts will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment results in the Separate Account compared to the interest credited on the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may increase or decrease the potential for policy lapse.

EFFECT OF LOANS ON POLICY CHARGES. The existence of a policy loan on a monthly anniversary day does not directly affect the calculation of the policy value charge, the cost of insurance charge, or the monthly administrative charge; these charges are currently determined by the policy value, which includes any policy loan. The mortality and expense risk charge, asset management expenses, 12b-1 fees, and miscellaneous funds expenses are not incurred on any policy loan.

LOAN REPAYMENTS. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. Any loan not repaid at the time of surrender of the policy or death of the insured will be deducted from the amount otherwise payable.

POLICY LAPSE AND REINSTATEMENT


Insurance coverage under the policy will be continued in force until the net cash surrender value is insufficient to cover the monthly deductions unless the No Lapse benefit is in effect. Lapse will occur when the policy value less surrender charges and less outstanding policy loans is insufficient to cover the cost of insurance deductions and a grace period expires without a sufficient payment. The policy value may be insufficient to pay the cost of insurance because it has been exhausted by earlier deductions, due to poor investment performance, due to withdrawals, due to indebtedness for policy loans, due to substantial reductions in specified amount, due to the terms of certain riders added to the policy, or because of some combination of these factors. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders.


A grace period of 61 days will begin on the date we send a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. Any net cash surrender value will be returned to the owner. If the insured dies during the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.

You may reinstate a lapsed policy within five years after the date of lapse by submitting evidence of insurability satisfactory to us and a premium sufficient to keep the policy in force for two months.

The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for reinstatement is approved. The above will not apply if the policy had been previously surrendered.

NO LAPSE BENEFIT

Provided no outstanding loan exists on the policy, the policy provides a no lapse benefit (except in Illinois). The no lapse benefit guarantees that the policy will not lapse due to insufficient net cash surrender value prior to the no lapse benefit expiration date shown on the policy schedule. Currently, the no lapse benefit expires 10 years from the policy date if the issue age of the insured is age 75 or younger. For issue ages 76 and older, the no lapse benefit expires 1 year from the policy date. We may at any time lengthen or shorten the no lapse benefit for future new policies, but will not unfairly discriminate among policy owners in determining the length of the no lapse benefit.

SURRENDER OF THE POLICY


You may surrender the policy at any time during the lifetime of the insured and receive the net cash surrender value. Please note that if you surrender your policy in its early years, you may receive little or no cash value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and minus any unpaid loan interest. The request must be made in writing on a form suitable to us. The request will be effective the date the request is received at our administrative mailing address, or at a later date if you so request.


Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received. However, if you have money due from the General Account, payment or transfers from the General Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the General Account, interest will be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment. The tax treatment of a surrendered policy is discussed under Tax Issues.


We offer a personalized checkbook service for surrender of you Policy. Once your request is processed, proceeds are placed in a interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately -- even a check for the entire amount.


All coverage under the policy will automatically terminate and may not be reinstated if the owner makes a full surrender.

PROCEEDS AND PAYMENT OPTIONS

PROCEEDS. The amount payable under the policy on the surrender of the policy, or upon the death of any insured person, is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and minus any unpaid loan interest. The proceeds to be paid on the surrender of the policy will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount from date of death to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.

PAYMENT OPTIONS. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from us at the time payment is to be made. Under certain conditions, payment options will only be available with our consent. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, our approval is needed before any proceeds can be applied to a payment option. The payment option selected, as well as the time the election is made, may have tax consequences.

You may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

The option date is any date the policy terminates under the termination provision.

Any proceeds payable under the policy may also be settled under any other method of settlement offered by us on the option date. Additional interest as we may determine may be paid or credited from time to time in addition to the payments guaranteed under a payment option.

When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

THE CONTRACT

The entire contract consists of the policy plus the application and any supplemental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on us only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assistant Secretary of Lincoln Life.

The policy is nonparticipating; it will not share in our profit or surplus earnings.

SUICIDE

If the insured commits suicide, while sane or insane, within two years from the policy date, our total liability under the policy will be the premiums paid, minus any policy loan, and minus any loan interest due.

If the insured commits suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid, minus any withdrawals, since the effective date of the reinstatement, minus any policy loan plus loan interest thereon.

REPRESENTATIONS AND CONTESTABILITY

All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these statements are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years during the lifetime of the insured. Also, any reinstatement will not be contestable after that reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the reinstatement and will be subject to the same conditions as for contest of the policy.

INCORRECT AGE OR SEX

If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted as necessary to that which would be purchased by the most recent cost of insurance charge at the correct age and sex.

CHANGE OF OWNER OR BENEFICIARY

The owner of the policy is the owner identified in the application, or a successor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all ownership rights and privileges to a new owner while the insured is living. The request must be in writing on a form suitable to us and received at our administrative address. Once recorded the change will be effective as of the date signed. The change will be effective the day that the request is received at our administrative mailing address. We will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.

The beneficiary is identified in the application for the policy, and will receive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, provided that any prior designation does not prohibit such a change. A change will revoke any prior designation of the beneficiary. A change request must be in writing on a form suitable to us and received at our administrative address. Once recorded, the change will be effective as of the date signed. We reserve the right to require the policy for endorsement of the change of beneficiary designation.

If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. If no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

ASSIGNMENT

Any assignment of the policy will not be binding on us unless it is in writing on a form suitable to us and is received at our administrative mailing office. We will not be responsible for the validity of any assignment, and reserve the right to require the policy for endorsement of any assignment. An assignment of the policy may have tax consequences.

REPORTS AND RECORDS

We will maintain all records relating to the Separate Account. We will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surrender value, the current death benefit, any current policy loans, any premiums paid, any policy charges deducted, and any withdrawals made. The report will also include any other data that may be required where the contract is delivered. We will provide to policy owners semi-annually, or otherwise as may be required by regulations under the 1940 Act, a report containing information about the operations of the funds. In addition, Policy Owners will receive statements of significant transactions such as: changes in Specified Amount, Death Benefit Option, or future premium allocations; transfers among Sub-Accounts; Premium Payments; loans and repayment of loans; reinstatement; and termination.

We have entered into an agreement with Delaware Management Company, Inc., and Delaware Service Company, Inc. 2005 Market Street, Philadelphia, PA 19203, affiliates of Lincoln Life, to provide accounting services to the Separate Account.

PROJECTION OF BENEFITS AND VALUES

At the owner's request, we will provide a report to the owner which shows projected future results. The request must be in writing to our administrative mailing address on a form suitable to us. The report will be comparable in format to those shown in Appendix A and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or us. A reasonable fee may be charged for this projection.

POSTPONEMENT OF PAYMENTS

Payments of any amount payable on surrender, loan, withdrawal, or benefits payable at death may be postponed whenever:

(i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission;

(ii) the Commission by order permits postponement for the protection of owners;
    or

(iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practical to determine the value of the Separate Account's net assets.

Transfers may also be postponed under such circumstances.

Requests for surrender, policy loan, or withdrawal of policy values attributable to a premium paid by check may be delayed until such time as the check has cleared the owner's bank.

ACCELERATED BENEFIT ELECTION RIDER

This rider gives the owner the right to receive a portion of the death benefit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all advanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. This rider is available to issue ages 0 through 80. There is no cost of insurance for this rider, but an administrative expense charge is payable upon application for benefits.


The availability of this rider is subject to approval by the State Insurance Department of the State in which the policy is issued. The rider is also subject to the current underwriting and issue procedures in place at the time of the application. The underwriting and issue procedures are subject to change without notice. In our discretion, we may offer additional riders that may alter the benefits or charges in your policy. Riders may have tax consequences. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.


DISTRIBUTION OF THE POLICY

Lincoln Life offers the policy in all jurisdictions where it is licensed to do business. The home office address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, Ind. 46802. American Fund Distributors, Inc. ("AFD"), the Principal Underwriter for the policies, is registered with the Commission as a broker-dealer, and is a member of the National Association of Securities Dealers ("NASD"). The principal business address of AFD is 333 S. Hope Street, 52nd Floor, Los Angeles, California 90071.

American Fund Distributors, Inc. has overall responsibility for establishing a selling plan for the Policies. Compensation by Lincoln Life to the Principal Underwriter is separate from that paid to the selling broker-dealer, the registered representative, and any other selling intermediaries.

The policy will be sold by individuals who, in addition to being appointed as life insurance agents, are also registered representatives of Lincoln Financial Advisors Corp., a registered broker-dealer affiliated with Lincoln Life. The policy will also be sold by properly licensed representatives of independent broker-dealers which in turn have selling agreements with AFD and have been appropriately appointed as our agents. These representatives ordinarily receive commissions and service fees up to 5.25% of all premiums paid, plus .25% of accumulated policy values in the second policy year and each year thereafter. The broker-dealer or local agency receives additional compensation on all premiums paid. In some situations, the broker-dealer or local agency may elect to share its commission with the registered representative. Selling representatives may also be eligible for cash bonuses and "non-cash compensation" if certain production levels are reached. "Non-cash compensation" (as defined in NASD Rule 2820) is represented by such things as office space, computers, club credit, newsletters, and training.

All compensation is paid from Lincoln Life's resources, which include sales charges made under this Policy.

ADVERTISING

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend us or the policies. We may also occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

TAX ISSUES


INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift, and generation skipping transfer taxes, or any state and local income, estate, and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of federal and state tax rules to your individual situation.

TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than the you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.

INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in the your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.

POLICIES WHICH ARE MECS

CHARACTERIZATION OF A POLICY AS A MEC. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test" under the tax law or if the policy is received in exchange for another policy that is a MEC. In general, this policy will constitute a MEC unless (1) it was received in exchange for another life insurance contract which was not a MEC, and (2) no premium payments (other than the exchanged contract) are paid into the policy during the first seven contract years. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven contract years.

TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

POLICIES WHICH ARE NOT MECS

TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY
YEARS. Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

OTHER CONSIDERATIONS

INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table used to measure charges under the policy, which ends at age 100, we believe the policy will continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

CHANGES IN THE POLICY AND CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

TAX STATUS OF LINCOLN LIFE

Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

VOTING RIGHTS

To determine how many votes each policy owner is entitled to direct with respect to a Fund, first we will calculate the dollar amount of your account value attributable to that Fund. Second, we will divide that amount by $100.00. The result is the number of votes you may direct.

We will vote the shares of each fund held in the Separate Account at special meetings of the shareholders of the particular fund in accordance with instructions received by the Administrative Office in proper written form from persons having a voting interest in the Separate Account. Lincoln Life will vote shares for which it has not received instructions in the same proportion as it votes shares in the Separate Account for which it has received instructions. The funds do not hold regular meetings of shareholders.

The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate fund not more than sixty (60) days prior to the meeting of the particular fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

STATE REGULATION OF LINCOLN LIFE AND THE
SEPARATE ACCOUNT

Lincoln Life, a stock life insurance company organized under the laws of Indiana, is subject to regulation by the Insurance Department of the State of Indiana. An annual statement is filed with the Indiana Department of Insurance ("Department") on or before March 1st of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines the liabilities and reserves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Department at least once every five years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount. There is a primary fidelity bond covering Lincoln Life directors and employees with a limit in the amount of $25,000,000 for a single loss and a $50,000,000 aggregate loss limit issued by Fidelity and Deposit Company of Maryland.

The funds do not issue certificates. Thus, we hold the Separate Account's assets in an open account in lieu of stock certificates.

LEGAL PROCEEDINGS


Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.



Lincoln Life has settled its potential liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The settlement became final in 2001.



After consultation with legal counsel and review of available facts, it is management's opinion that the ultimate liability, if any, under the suits and settlement described above will not have a material adverse effect on the financial position of Lincoln Life.


EXPERTS


The financial statements of the Separate Account and the statutory-basis financial statements of Lincoln Life appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802 as set forth in their reports which also appear elsewhere in this prospectus and in the registration statement. The financial statements audited by Ernst & Young LLP have been included here in reliance on their reports given on their authority as experts in accounting and auditing.


Legal matters included in this prospectus have been examined by Robert A. Picarello, Esq. as stated in the opinion filed as an exhibit to the registration statement.

Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Commission, under the Securities Act of l933, as amended, with respect to the policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, Lincoln Life and the policy offered hereby. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

OFFICERS AND DIRECTORS
LINCOLN NATIONAL LIFE INSURANCE CO.


NAME, ADDRESS AND POSITION(S)
WITH REGISTRANT                        PRINCIPAL OCCUPATIONS LAST FIVE YEARS
----------------------------------------------------------------------------
JON A. BOSCIA                          Chief Executive Officer and Chairman
PRESIDENT AND DIRECTOR                 of the Board of Directors
1500 Market Street                     [3/01-present]Lincoln National
Suite 3900                             Corporation; President and Director
Philadelphia, PA 19102                 [12/99-present] The Lincoln National
                                       Life Insurance Company. Formerly:
                                       President, Chief Executive Officer
                                       and Director [1/98-3/01], Lincoln
                                       National Corporation; President,
                                       Chief Executive Officer and Director
                                       [10/96-1/98], The Lincoln National
                                       Life Insurance Company.
JANET CHRZAN                           Senior Vice President and Chief
SENIOR VICE PRESIDENT AND CHIEF        Financial Officer [4/00-present].
FINANCIAL OFFICER                      Formerly: Vice President and
                                       Treasurer [8/95-4/00], The Lincoln
                                       National Life Insurance Company.
JOHN H. GOTTA                          Chief Executive Officer of Life
CHIEF EXECUTIVE OFFICER OF LIFE        Insurance, Executive Vice President,
INSURANCE, EXECUTIVE VICE PRESIDENT,   Assistant Secretary and Director
ASSISTANT SECRETARY AND DIRECTOR       [12/99-present]. Formerly: Senior
350 Church Street                      Vice President and Assistant
Hartford, CT 06103                     Secretary [4/98-12/99], Senior Vice
                                       President [2/98-4/98], Vice President
                                       and General Manager [1/98-2/98], The
                                       Lincoln National Life Insurance
                                       Company; Senior Vice President
                                       [3/96-12/97], Connecticut General
                                       Life Insurance Company.
CHARLES E. HALDEMAN, JR.               Director [7/00-present], The Lincoln
DIRECTOR                               National Life Insurance Company;
One Commerce                           President, Chief Executive Officer
2005 Market Street                     and Director [1/00-present], Lincoln
Philadelphia, PA 19103                 National Investment Companies,
                                       Incorporated; President, Chief
                                       Executive Officer and Director
                                       [1/00-present], Delaware Management
                                       Holdings, Incorporated; President and
                                       Director [7/00-present], Lincoln
                                       Investment Management, Incorporated.
                                       Formerly: President and Chief
                                       Operating Officer [2/98-1/00], United
                                       Asset Management Corporation;
                                       Director and Partner 1/85-12/99],
                                       Cooke & Bieler, Incorporated.
J. MICHAEL HEMP                        President and Director
SENIOR VICE PRESIDENT                  [7/97-present], Lincoln Financial
350 Church Street                      Advisors Incorporated; Senior Vice
Hartford, CT 06103                     President [formerly Vice President]
                                       [10/95-present], The Lincoln National
                                       Life Insurance Company.
BARBARA S. KOWALCZYK                   Senior Vice President, Corporation
DIRECTOR                               Planning [5/94-present], Lincoln
Centre Square                          National Corporation; Director and
West Tower                             Member of the Investment Committee
1500 Market Street                     [12/01-present], The Lincoln National
Suite 3900                             Life Insurance Company, Senior Vice
Philadelphia, PA 19102                 President and Director [present]
                                       Lincoln National Management
                                       Corporation; Director [present],
                                       Lincoln Life & Annuity Company of New
                                       York.
GARY W. PARKER                         Senior Vice President and Chief
SENIOR VICE PRESIDENT AND CHIEF        Product Officer [3/00-present], Vice
PRODUCT OFFICER                        President, Product Management
350 Church Street                      [7/98-3/00], The Lincoln National
Hartford, CT 06103                     Life Insurance Company. Formerly:
                                       Senior Vice President, Life Products
                                       [10/97-6/98], Vice President,
                                       Marketing Services [9/89-10/97], Life
                                       of Virginia.

NAME, ADDRESS AND POSITION(S)
WITH APPLICANT*                        PRINCIPAL OCCUPATIONS LAST FIVE YEARS
----------------------------------------------------------------------------
SEE YENG QUEK                          Chief Investment Officer and Director
CHIEF INVESTMENT OFFICER AND DIRECTOR  [5/01-present], The Lincoln National
One Commerce Square                    Life Insurance Company; Senior Vice
Philadelphia, PA 19103                 President [8/00-present], Delaware
                                       Investments. Formerly: Vice President
                                       [2/93-7/00], Conseco Capital
                                       Management, Incorporated.
LORRY J. STENSRUD                      Chief Executive Officer of Annuities,
CHIEF EXECUTIVE OFFICER OF ANNUITIES,  Executive Vice President and Director
EXECUTIVE VICE PRESIDENT AND DIRECTOR  [6/00-present], The Lincoln National
                                       Life Insurance Company. Formerly:
                                       President and Chief Executive Officer
                                       [6/95-6/00], Cova Life Insurance
                                       (Xerox Life).
RICHARD C. VAUGHAN                     Executive Vice President and Chief
DIRECTOR                               Financial Officer [1/95-present].
Centre Square
West Tower
1500 Market Street
Suite 3900
Philadelphia, PA 19102



*Unless otherwise indicated, the principal business address is 1300 South
 Clinton Street, Fort Wayne, Indiana 46801.

APPENDIX A

Illustrations of policy values


The following tables have been prepared to help show how values under the policy change with investment performance. The tables show death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year. The illustrations assume that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification was used or if the gross annual returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium.


The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current cost of insurance charges are deducted. Although the contract allows for maximum cost of insurance charges specified in the 1980 Commissioners Standard Ordinary Mortality Table, Lincoln Life expects that it will continue to charge the current cost of insurance charges for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum cost of insurance charges were deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current cost of insurance charges.

In each of the illustrations an assumed gross annual return is indicated. The gross annual return used in the illustrations are then reduced by the asset management charge (current average .50%), the mortality and expense risk charge (.60% current, .90% guaranteed maximum), 12b-1 fees (.25%), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (current average .03%) so that the actual numbers in the illustrations are net of these charges and expenses. Thus, a 12% gross annual return yields a net annual return of 10.47% using current charges, and 10.14% using guaranteed charges. Similarly, gross annual returns of 6% and 0% yield net annual returns of 4.55% and -1.37% respectively using current charges, and 4.23% and -1.67% respectively using guaranteed charges.

All illustrated policy values and net cash surrender values reflect all fees and charges made under the policies, including the monthly administrative charge, the policy value charge, and the cost of insurance charges.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 45, Select Tobacco
$32,890 specified amount
$10,000 initial premium using current charges

                     DEATH BENEFIT                  POLICY VALUE                   NET CASH SURRENDER VALUE
                     -----------------------------  -----------------------------  -----------------------------
        PREMIUMS     ASSUMING                       ASSUMING                       ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS             HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL RETURN OF               ANNUAL RETURN OF               ANNUAL RETURN OF
POLICY  INTEREST     -----------------------------  -----------------------------  -----------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
----------------------------------------------------------------------------------------------------------------
    1   $  10,500    $32,890   $32,890   $  32,890  $ 9,570   $10,146   $  10,721  $ 8,920   $ 9,496   $  10,071
    2      11,025     32,890    32,890      32,890    9,156    10,295      11,499    8,506     9,645      10,849
    3      11,576     32,890    32,890      32,890    8,757    10,447      12,337    8,157     9,847      11,737
    4      12,155     32,890    32,890      32,890    8,373    10,602      13,242    7,773    10,002      12,642
    5      12,763     32,890    32,890      32,890    8,004    10,761      14,217    7,454    10,211      13,667
------
    6      13,401     32,890    32,890      32,890    7,648    10,923      15,270    7,098    10,373      14,720
    7      14,071     32,890    32,890      32,890    7,305    11,088      16,409    6,805    10,588      15,909
    8      14,775     32,890    32,890      32,890    6,975    11,256      17,647    6,475    10,756      17,147
    9      15,513     32,890    32,890      32,890    6,657    11,428      18,996    6,207    10,978      18,546
   10      16,289     32,890    32,890      32,890    6,351    11,604      20,470    5,901    11,154      20,020
------
   15      20,789     32,890    32,890      42,415    5,247    13,190      31,653    5,247    13,190      31,653
   20      26,533     32,890    32,890      60,130    4,286    15,037      49,287    4,286    15,037      49,287
   25      33,864     32,890    32,890      89,471    3,449    17,188      77,131    3,449    17,188      77,131
   30      43,219     32,890    32,890     129,732    2,722    19,694     121,245    2,722    19,694     121,245
   40      70,400     32,890    32,890     318,301    1,537    26,010     303,143    1,537    26,010     303,143
------
   50     114,674     32,890    35,708     746,817      640    35,354     739,423      640    35,354     739,423
   60     186,792     32,890    54,200   1,979,696      259    54,200   1,979,696      259    54,200   1,979,696
   70     304,264     32,890    84,575   5,353,616      225    84,575   5,353,615      225    84,575   5,353,615


The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .50% (current average); 12b-1 fees = .25%; mortality and expense risk = .60%; and miscellaneous expense = .03%. Values illustrated are also net of cost of insurance charges, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 45, Select Tobacco
$32,890 specified amount
$10,000 initial premium using guaranteed charges

                       DEATH BENEFIT                    POLICY VALUE                     NET CASH SURRENDER VALUE
                       -------------------------------  -------------------------------  -------------------------------
          PREMIUMS     ASSUMING                         ASSUMING                         ASSUMING
  END     ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS               HYPOTHETICAL GROSS
  OF      AT 5%        ANNUAL RETURN OF                 ANNUAL RETURN OF                 ANNUAL RETURN OF
  POLICY  INTEREST     -------------------------------  -------------------------------  -------------------------------
  YEAR    PER YEAR     0% GROSS  6% GROSS  12% GROSS    0% GROSS  6% GROSS  12% GROSS    0% GROSS  6% GROSS  12% GROSS
  ----------------------------------------------------------------------------------------------------------------------
      1    $  10,500   $32,890   $32,890   $    32,890  $ 9,508   $10,086   $    10,664  $ 8,858   $ 9,436   $    10,014
      2       11,025    32,890    32,890        32,890    9,013    10,162        11,379    8,363     9,512        10,729
      3       11,576    32,890    32,890        32,890    8,514    10,226        12,147    7,914     9,626        11,547
      4       12,155    32,890    32,890        32,890    8,009    10,277        12,976    7,409     9,677        12,376
      5       12,763    32,890    32,890        32,890    7,496    10,313        13,870    6,946     9,763        13,320
  ------
      6       13,401    32,890    32,890        32,890    6,972    10,331        14,837    6,422     9,781        14,287
      7       14,071    32,890    32,890        32,890    6,434    10,329        15,881    5,934     9,829        15,381
      8       14,775    32,890    32,890        32,890    5,878    10,303        17,012    5,378     9,803        16,512
      9       15,513    32,890    32,890        32,890    5,299    10,247        18,239    4,849     9,797        17,789
     10       16,289    32,890    32,890        32,890    4,693    10,160        19,572    4,243     9,710        19,122
  ------
     15       20,789    32,890    32,890        39,857    1,275     9,661        29,744    1,275     9,661        29,744
     20       26,533         0    32,890        55,634        0     7,576        45,602        0     7,576        45,602
     25       33,864         0    32,890        81,458        0     2,042        70,223        0     2,042        70,223
     30       43,219         0         0       116,360        0         0       108,748        0         0       108,748
     40       70,400         0         0       277,078        0         0       263,884        0         0       263,884
  ------
     50      114,674         0         0       630,942        0         0       624,695        0         0       624,695
     60      186,792         0         0     1,623,242        0         0     1,623,242        0         0     1,623,242
     70      304,264         0         0     4,260,316        0         0     4,260,316        0         0     4,260,316


The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .50% (current average); 12b-1 fees = .25%; mortality and expense risk = .90%; and miscellaneous expense = .03%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 45, Select Non-Tobacco
$42,170 specified amount
$10,000 initial premium using current charges

                     DEATH BENEFIT                     POLICY VALUE                      NET CASH SURRENDER VALUE
        PREMIUMS     --------------------------------  --------------------------------  --------------------------------
        ACCUMULATED  ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
END OF  AT 5%        GROSS ANNUAL RETURN OF            GROSS ANNUAL RETURN OF            GROSS ANNUAL RETURN OF
POLICY  INTEREST     --------------------------------  --------------------------------  --------------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS
-------------------------------------------------------------------------------------------------------------------------
   1     $  10,500   $42,170   $  42,170  $    42,170  $ 9,628   $  10,207  $    10,786  $ 8,978   $   9,557  $    10,136
   2        11,025    42,170      42,170       42,170    9,267      10,420       11,639    8,617       9,770       10,989
   3        11,576    42,170      42,170       42,170    8,918      10,639       12,564    8,318      10,039       11,964
   4        12,155    42,170      42,170       42,170    8,580      10,864       13,567    7,980      10,264       12,967
   5        12,763    42,170      42,170       42,170    8,252      11,094       14,656    7,702      10,544       14,106
------
   6        13,401    42,170      42,170       42,170    7,935      11,331       15,837    7,385      10,781       15,287
   7        14,071    42,170      42,170       42,170    7,627      11,574       17,119    7,127      11,074       16,619
   8        14,775    42,170      42,170       42,170    7,329      11,824       18,509    6,829      11,324       18,009
   9        15,513    42,170      42,170       42,170    7,041      12,080       20,017    6,591      11,630       19,567
  10        16,289    42,170      42,170       42,170    6,761      12,343       21,653    6,311      11,893       21,203
------
  15        20,789    42,170      42,170       45,502    5,779      14,484       33,957    5,779      14,484       33,957
  20        26,533    42,170      42,170       65,650    4,898      17,053       53,812    4,898      17,053       53,812
  25        33,864    42,170      42,170       99,227    4,108      20,137       85,541    4,108      20,137       85,541
  30        43,219    42,170      42,170      145,579    3,400      23,838      136,055    3,400      23,838      136,055
  40        70,400    42,170      42,170      362,069    2,195      33,611      344,828    2,195      33,611      344,828
------
  50       114,674    42,170      48,409      873,806    1,226      47,930      865,154    1,226      47,930      865,154
  60       186,792    42,170      73,948    2,316,321      761      73,948    2,316,321      761      73,948    2,316,321
  70       304,264    42,170     115,389    6,263,939      663     115,389    6,263,939      663     115,389    6,263,939


The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .50% (current average); 12b-1 fees = .25%; mortality and expense risk = .60%; and miscellaneous expense = .03%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 45, Select Non-Tobacco
$42,170 specified amount
$10,000 initial premium using guaranteed charges

                     DEATH BENEFIT                    POLICY VALUE                     NET CASH SURRENDER VALUE
        PREMIUMS     -------------------------------  -------------------------------  -------------------------------
        ACCUMULATED  ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
END OF  AT 5%        GROSS ANNUAL RETURN OF           GROSS ANNUAL RETURN OF           GROSS ANNUAL RETURN OF
POLICY  INTEREST     -------------------------------  -------------------------------  -------------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS  12% GROSS    0% GROSS  6% GROSS  12% GROSS    0% GROSS  6% GROSS  12% GROSS
----------------------------------------------------------------------------------------------------------------------
   1     $  10,500   $42,170   $42,170   $    42,170  $ 9,547   $10,125   $    10,704  $ 8,897   $ 9,475   $    10,054
   2        11,025    42,170    42,170        42,170    9,096    10,246        11,464    8,446     9,596        10,814
   3        11,576    42,170    42,170        42,170    8,647    10,361        12,284    8,047     9,761        11,684
   4        12,155    42,170    42,170        42,170    8,197    10,469        13,170    7,597     9,869        12,570
   5        12,763    42,170    42,170        42,170    7,747    10,569        14,127    7,197    10,019        13,577
------
   6        13,401    42,170    42,170        42,170    7,293    10,660        15,162    6,743    10,110        14,612
   7        14,071    42,170    42,170        42,170    6,834    10,739        16,281    6,334    10,239        15,781
   8        14,775    42,170    42,170        42,170    6,366    10,803        17,491    5,866    10,303        16,991
   9        15,513    42,170    42,170        42,170    5,887    10,850        18,800    5,437    10,400        18,350
  10        16,289    42,170    42,170        42,170    5,393    10,877        20,218    4,943    10,427        19,768
------
  15        20,789    42,170    42,170        42,170    2,796    11,207        30,969    2,796    11,207        30,969
  20        26,533         0    42,170        58,875        0    10,504        48,258        0    10,504        48,258
  25        33,864         0    42,170        87,620        0     7,514        75,535        0     7,514        75,535
  30        43,219         0         0       126,642        0         0       118,357        0         0       118,357
  40        70,400         0         0       305,446        0         0       290,901        0         0       290,901
------
  50       114,674         0         0       699,609        0         0       692,683        0         0       692,683
  60       186,792         0         0     1,799,905        0         0     1,799,905        0         0     1,799,905
  70       304,264         0         0     4,723,982        0         0     4,723,982        0         0     4,723,982


The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns average 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .50% (current average); 12b-1 fees = .25%; mortality and expense risk = .90%; and miscellaneous expense = .03%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Female issue age 55, Select Tobacco
$72,400 specified amount
$25,000 initial premium using current charges

                     DEATH BENEFIT                     POLICY VALUE                      NET CASH SURRENDER VALUE
                     --------------------------------  --------------------------------  --------------------------------
        PREMIUMS     ASSUMING                          ASSUMING                          ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS                HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL RETURN OF                  ANNUAL RETURN OF                  ANNUAL RETURN OF
POLICY  INTEREST     --------------------------------  --------------------------------  --------------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS
-------------------------------------------------------------------------------------------------------------------------
    1    $  26,250   $72,400   $  72,400  $    72,400  $24,013   $  25,456  $    26,897  $22,388   $  23,831  $    25,272
    2       27,563    72,400      72,400       72,400   23,063      25,922       28,942   21,438      24,297       27,317
    3       28,941    72,400      72,400       72,400   22,148      26,397       31,148   20,648      24,897       29,648
    4       30,388    72,400      72,400       72,400   21,267      26,882       33,527   19,767      25,382       32,027
    5       31,907    72,400      72,400       72,400   20,419      27,378       36,092   19,044      26,003       34,717
------
    6       33,502    72,400      72,400       72,400   19,603      27,883       38,866   18,228      26,508       37,491
    7       35,178    72,400      72,400       72,400   18,816      28,399       41,890   17,566      27,149       40,640
    8       36,936    72,400      72,400       72,400   18,059      28,925       45,200   16,809      27,675       43,950
    9       38,783    72,400      72,400       72,400   17,330      29,463       48,828   16,205      28,338       47,703
   10       40,722    72,400      72,400       72,400   16,628      30,011       52,858   15,503      28,887       51,733
------
   15       51,973    72,400      72,400       97,542   14,190      34,628       84,088   14,190      34,628       84,088
   20       66,332    72,400      72,400      143,804   12,068      40,006      134,396   12,068      40,006      134,396
   25       84,659    72,400      72,400      226,513   10,222      46,268      215,727   10,222      46,268      215,727
   30      108,049    72,400      72,400      360,318    8,615      53,708      343,160    8,615      53,708      343,160
   40      176,000    72,400      74,423      857,574    6,000      73,686      849,083    6,000      73,686      849,083
------
   50      286,685    72,400     113,836    2,273,294    4,612     113,836    2,273,294    4,612     113,836    2,273,294
   60      466,980    72,400     177,631    6,147,581    4,018     177,631    6,147,581    4,018     177,631    6,147,581


The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .50% (current average); 12b-1 fees = .25%; mortality and expense risk = .60%; and miscellaneous expense = .03%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Female issue age 55, Select Tobacco
$72,400 specified amount
$25,000 initial premium using guaranteed charges

                     DEATH BENEFIT                     POLICY VALUE                      NET CASH SURRENDER VALUE
                     --------------------------------  --------------------------------  --------------------------------
        PREMIUMS     ASSUMING                          ASSUMING                          ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS                HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL RETURN OF                  ANNUAL RETURN OF                  ANNUAL RETURN OF
POLICY  INTEREST     --------------------------------  --------------------------------  --------------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS
-------------------------------------------------------------------------------------------------------------------------
    1    $  26,250   $72,400   $  72,400  $    72,400  $23,773   $  25,220  $    26,668  $22,148   $  23,595  $    25,043
    2       27,563    72,400      72,400       72,400   22,538      25,419       28,471   20,913      23,794       26,846
    3       28,941    72,400      72,400       72,400   21,295      25,596       30,425   19,795      24,096       28,925
    4       30,388    72,400      72,400       72,400   20,044      25,753       32,550   18,544      24,253       31,050
    5       31,907    72,400      72,400       72,400   18,782      25,886       34,864   17,407      24,511       33,489
------
    6       33,502    72,400      72,400       72,400   17,501      25,989       37,384   16,126      24,614       36,009
    7       35,178    72,400      72,400       72,400   16,188      26,053       40,128   14,938      24,803       38,878
    8       36,936    72,400      72,400       72,400   14,827      26,062       43,117   13,577      24,812       41,867
    9       38,783    72,400      72,400       72,400   13,399      26,002       46,376   12,274      24,877       45,251
   10       40,722    72,400      72,400       72,400   11,892      25,861       49,940   10,767      24,736       48,815
------
   15       51,973    72,400      72,400       90,484    3,293      25,166       78,003    3,293      25,166       78,003
   20       66,332         0      72,400      131,418        0      20,624      122,821        0      20,624      122,821
   25       84,659         0      72,400      203,932        0       5,352      194,221        0       5,352      194,221
   30      108,049         0           0      319,582        0           0      304,363        0           0      304,363
   40      176,000         0           0      738,205        0           0      730,896        0           0      730,896
------
   50      286,685         0           0    1,899,201        0           0    1,899,201        0           0    1,899,201
   60      466,980         0           0    4,984,592        0           0    4,984,592        0           0    4,984,592


The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges asset management = .50% (current average); 12b-1 fees = .25%; mortality and expense risk = .90%; and miscellaneous expense = .03%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Female issue age 55, Select Non-Tobacco
$81,375 specified amount
$25,000 initial premium using current charges

                     DEATH BENEFIT                     POLICY VALUE                      NET CASH SURRENDER VALUE
                     --------------------------------  --------------------------------  --------------------------------
        PREMIUMS     ASSUMING                          ASSUMING                          ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS                HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL RETURN OF                  ANNUAL RETURN OF                  ANNUAL RETURN OF
POLICY  INTEREST     --------------------------------  --------------------------------  --------------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS
-------------------------------------------------------------------------------------------------------------------------
    1    $  26,250   $81,375   $  81,375  $    81,375  $24,158   $  25,610  $    27,059  $22,533   $  23,985  $    25,434
    2       27,563    81,375      81,375       81,375   23,343      26,236       29,293   21,718      24,611       27,668
    3       28,941    81,375      81,375       81,375   22,553      26,879       31,717   21,053      25,379       30,217
    4       30,388    81,375      81,375       81,375   21,788      27,540       34,346   20,288      26,040       32,846
    5       31,907    81,375      81,375       81,375   21,047      28,218       37,199   19,672      26,843       35,824
------
    6       33,502    81,375      81,375       81,375   20,329      28,914       40,293   18,954      27,539       38,918
    7       35,178    81,375      81,375       81,375   19,633      29,629       43,650   18,383      28,379       42,400
    8       36,936    81,375      81,375       81,375   18,959      30,363       47,293   17,709      29,113       46,043
    9       38,783    81,375      81,375       81,375   18,307      31,117       51,259   17,182      29,992       50,134
   10       40,722    81,375      81,375       81,375   17,675      31,891       55,610   16,550      30,766       54,485
------
   15       51,973    81,375      81,375      103,013   15,565      37,945       88,804   15,565      37,945       88,804
   20       66,332    81,375      81,375      152,496   13,674      45,210      142,520   13,674      45,210      142,520
   25       84,659    81,375      81,375      240,795   11,978      54,060      229,328   11,978      54,060      229,328
   30      108,049    81,375      81,375      384,055   10,457      64,881      365,767   10,457      64,881      365,767
   40      176,000    81,375      94,909      927,519    7,870      93,969      918,336    7,870      93,969      918,336
------
   50      286,685    81,375     145,172    2,458,708    6,322     145,172    2,458,708    6,322     145,172    2,458,708
   60      466,980    81,375     226,528    6,648,991    5,507     226,528    6,648,990    5,507     226,528    6,648,990


The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .50% (current average); 12b-1 fees = .25%; mortality and expense risk = .60%; and miscellaneous expense = .03%. Values illustrated are also net of cost of insurance charge, monthly administrative charge and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Female issue age 55, Select Non-Tobacco
$81,375 specified amount
$25,000 initial premium using guaranteed charges

                     DEATH BENEFIT                    POLICY VALUE                     NET CASH SURRENDER VALUE
                     -------------------------------  -------------------------------  -------------------------------
        PREMIUMS     ASSUMING                         ASSUMING                         ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS               HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL RETURN OF                 ANNUAL RETURN OF                 ANNUAL RETURN OF
POLICY  INTEREST     -------------------------------  -------------------------------  -------------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS  12% GROSS    0% GROSS  6% GROSS  12% GROSS    0% GROSS  6% GROSS  12% GROSS
----------------------------------------------------------------------------------------------------------------------
    1    $  26,250   $81,375   $81,375   $    81,375  $23,875   $25,323   $    26,772  $22,250   $23,698   $    25,147
    2       27,563    81,375    81,375        81,375   22,749    25,633        28,687   21,124    24,008        27,062
    3       28,941    81,375    81,375        81,375   21,621    25,928        30,761   20,121    24,428        29,261
    4       30,388    81,375    81,375        81,375   20,491    26,209        33,010   18,991    24,709        31,510
    5       31,907    81,375    81,375        81,375   19,353    26,472        35,452   17,978    25,097        34,077
------
    6       33,502    81,375    81,375        81,375   18,201    26,712        38,103   16,826    25,337        36,728
    7       35,178    81,375    81,375        81,375   17,026    26,920        40,980   15,776    25,670        39,730
    8       36,936    81,375    81,375        81,375   15,815    27,085        44,104   14,565    25,835        42,854
    9       38,783    81,375    81,375        81,375   14,551    27,194        47,497   13,426    26,069        46,372
   10       40,722    81,375    81,375        81,375   13,224    27,238        51,204   12,099    26,113        50,079
------
   15       51,973    81,375    81,375        92,922    5,849    27,781        80,105    5,849    27,781        80,105
   20       66,332         0    81,375       135,516        0    25,099       126,650        0    25,099       126,650
   25       84,659         0    81,375       210,806        0    13,361       200,767        0    13,361       200,767
   30      108,049         0         0       331,233        0         0       315,460        0         0       315,460
   40      176,000         0         0       767,293        0         0       759,696        0         0       759,696
------
   50      286,685         0         0     1,974,036        0         0     1,974,036        0         0     1,974,036
   60      466,980         0         0     5,181,002        0         0     5,181,002        0         0     5,181,002


The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .50% (current average); 12b-1 fees = .25%; mortality and expense risk = .90%; and miscellaneous expense = .03%. Values illustrated are also net of cost of insurance charges, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 65, Select Tobacco
$85,100 specified amount
$50,000 initial premium using current charges

                     DEATH BENEFIT                     POLICY VALUE                      NET CASH SURRENDER VALUE
                     --------------------------------  --------------------------------  --------------------------------
        PREMIUMS     ASSUMING                          ASSUMING                          ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS                HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL RETURN OF                  ANNUAL RETURN OF                  ANNUAL RETURN OF
POLICY  INTEREST     --------------------------------  --------------------------------  --------------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS
-------------------------------------------------------------------------------------------------------------------------
    1    $  52,500   $85,100   $  85,100  $    85,100  $48,090   $  51,034  $    53,919  $44,840   $  47,784  $    50,669
    2       55,125    85,100      85,100       85,100   46,247      52,090       58,145   42,997      48,840       54,895
    3       57,881    85,100      85,100       85,100   44,471      53,167       62,702   41,471      50,167       59,702
    4       60,775    85,100      85,100       85,100   42,762      54,266       67,617   39,762      51,267       64,617
    5       63,814    85,100      85,100       85,100   41,116      55,389       72,998   38,366      52,639       70,248
------
    6       67,005    85,100      85,100       90,850   39,531      56,534       79,000   36,781      53,784       76,250
    7       70,355    85,100      85,100       96,671   38,005      57,704       85,549   35,505      55,204       83,049
    8       73,873    85,100      85,100      102,898   36,536      58,897       92,702   34,036      56,397       90,201
    9       77,566    85,100      85,100      109,579   35,121      60,115      100,531   32,871      57,865       98,281
   10       81,445    85,100      85,100      116,773   33,759      61,358      109,134   31,509      59,108      106,884
------
   15      103,946    85,100      85,100      182,141   29,097      71,462      173,468   29,097      71,462      173,468
   20      132,665    85,100      87,870      286,605   25,041      83,686      272,862   25,041      83,686      272,862
   25      169,318    85,100     103,570      444,559   21,511      98,638      423,389   21,511      98,638      423,389
   30      216,097    85,100     118,963      672,218   18,439     117,785      665,562   18,439     117,785      665,562
   40      351,999    85,100     181,964    1,781,943   14,715     181,964    1,781,943   14,715     181,964    1,781,943
------
   50      573,370    85,100     283,939    4,818,841   12,819     283,939    4,818,841   12,819     283,939    4,818,841


The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year of sustained over any period of time. All values are net of the following charges: asset management = .50% (current average); 12b-1 fees = .25%; mortality and expense risk = .60%; and miscellaneous expense = .03%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 65, Select Tobacco
$85,100 specified amount
$50,000 initial premium using guaranteed charges

                     DEATH BENEFIT                    POLICY VALUE                     NET CASH SURRENDER VALUE
                     -------------------------------  -------------------------------  -------------------------------
        PREMIUMS     ASSUMING                         ASSUMING                         ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS               HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL RETURN OF                 ANNUAL RETURN OF                 ANNUAL RETURN OF
POLICY  INTEREST     -------------------------------  -------------------------------  -------------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS  12% GROSS    0% GROSS  6% GROSS  12% GROSS    0% GROSS  6% GROSS  12% GROSS
----------------------------------------------------------------------------------------------------------------------
    1    $  52,500   $85,100   $85,100   $    85,100  $47,171   $50,149   $    53,074  $43,921   $46,899   $    49,824
    2       55,125    85,100    85,100        85,100   44,178    50,187        56,440   40,928    46,937        53,190
    3       57,881    85,100    85,100        85,100   40,999    50,102        60,157   37,999    47,102        57,157
    4       60,775    85,100    85,100        85,100   37,602    49,847        64,297   34,602    46,847        61,297
    5       63,814    85,100    85,100        85,100   33,940    49,394        68,947   31,190    46,644        66,197
------
    6       67,005    85,100    85,100        85,347   29,956    48,738        74,215   27,206    45,988        71,465
    7       70,355    85,100    85,100        90,531   25,573    47,833        80,116   23,073    45,333        77,616
    8       73,873    85,100    85,100        96,074   20,694    46,622        86,554   18,194    44,122        84,054
    9       77,566    85,100    85,100       102,007   15,201    45,033        93,584   12,951    42,783        91,334
   10       81,445    85,100    85,100       108,380    8,953    42,979       101,289    6,703    40,729        99,039
------
   15      103,946         0    85,100       166,539        0    23,881       158,609        0    23,881       158,609
   20      132,665         0         0       258,075        0         0       245,786        0         0       245,786
   25      169,318         0         0       394,501        0         0       375,715        0         0       375,715
   30      216,097         0         0       587,670        0         0       581,852        0         0       581,852
   40      351,999         0         0     1,511,916        0         0     1,511,916        0         0     1,511,916
------
   50      573,370         0         0     3,968,133        0         0     3,968,133        0         0     3,968,133


The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .50% (current average); 12b-1 fees= .25%; mortality and expense risk = .90%; and miscellaneous expense = .03%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 65, Select Non-Tobacco
$96,100 specified amount
$50,000 initial premium using current charges

                     DEATH BENEFIT                     POLICY VALUE                      NET CASH SURRENDER VALUE
                     --------------------------------  --------------------------------  --------------------------------
        PREMIUMS     ASSUMING                          ASSUMING                          ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS                HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL RETURN OF                  ANNUAL RETURN OF                  ANNUAL RETURN OF
POLICY  INTEREST     --------------------------------  --------------------------------  --------------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS
-------------------------------------------------------------------------------------------------------------------------
    1    $  52,500   $96,100   $  96,100  $    96,100  $48,380   $  51,342  $    54,244  $45,130   $  48,092  $    50,994
    2       55,125    96,100      96,100       96,100   46,807      52,720       58,848   43,557      49,470       55,598
    3       57,881    96,100      96,100       96,100   45,282      54,134       63,843   42,282      51,134       60,843
    4       60,775    96,100      96,100       96,100   43,805      55,587       69,262   40,805      52,587       66,262
    5       63,814    96,100      96,100       96,100   42,375      57,079       75,141   39,625      54,329       72,391
------
    6       67,005    96,100      96,100       96,100   40,989      58,610       81,519   38,239      55,860       78,769
    7       70,355    96,100      96,100       99,985   39,647      60,183       88,482   37,147      57,683       85,982
    8       73,873    96,100      96,100      106,680   38,347      61,798       96,108   35,847      59,298       93,608
    9       77,566    96,100      96,100      113,838   37,087      63,457      104,438   34,837      61,207      102,188
   10       81,445    96,100      96,100      121,510   35,867      65,159      113,561   33,617      62,910      111,311
------
   15      103,946    96,100      96,100      190,737   31,879      78,202      181,654   31,879      78,202      181,654
   20      132,665    96,100      98,549      302,209   28,303      93,856      287,818   28,303      93,856      287,818
   25      169,318    96,100     118,275      477,479   25,096     112,643      454,742   25,096     112,643      454,742
   30      216,097    96,100     137,235      729,341   22,221     135,876      722,120   22,221     135,876      722,120
   40      351,999    96,100     209,913    1,933,369   18,333     209,913    1,933,369   18,333     209,913    1,933,369
------
   50      573,370    96,100     327,551    5,228,336   15,971     327,551    5,228,336   15,971     327,551    5,228,336


The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .50% (current average); 12b-1 fees = .25%; mortality and expense risk = .60%; and miscellaneous expense = .03%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 65, Select Non-Tobacco
$96,100 specified amount
$50,000 initial premium using guaranteed charges

                     DEATH BENEFIT                    POLICY VALUE                     NET CASH SURRENDER VALUE
                     -------------------------------  -------------------------------  -------------------------------
        PREMIUMS     ASSUMING                         ASSUMING                         ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS               HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL RETURN OF                 ANNUAL RETURN OF                 ANNUAL RETURN OF
POLICY  INTEREST     -------------------------------  -------------------------------  -------------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS  12% GROSS    0% GROSS  6% GROSS  12% GROSS    0% GROSS  6% GROSS  12% GROSS
----------------------------------------------------------------------------------------------------------------------
    1    $  52,500   $96,100   $96,100   $    96,100  $47,493   $50,460   $    53,373  $44,243   $47,210   $    50,123
    2       55,125    96,100    96,100        96,100   44,880    50,833        57,023   41,630    47,583        53,773
    3       57,881    56,100    96,100        96,100   42,145    51,110        60,994   39,145    48,110        57,994
    4       60,775    96,100    96,100        96,100   39,263    51,276        65,338   36,263    48,276        62,338
    5       63,814    96,100    96,100        96,100   36,199    51,311        70,116   33,449    48,561        67,366
------
    6       67,005    96,100    96,100        96,100   32,910    51,187        75,403   30,160    48,437        72,653
    7       70,355    96,100    96,100        96,100   29,339    50,872        81,295   26,839    48,372        78,795
    8       73,873    96,100    96,100        97,581   25,411    50,319        87,911   22,911    47,819        85,411
    9       77,566    96,100    96,100       103,816   21,040    49,439        95,244   18,790    47,189        92,994
   10       81,445    96,100    96,100       110,482   16,130    48,180       103,254   13,880    45,930       101,004
------
   15      103,946         0    96,100       170,850        0    36,579       162,715        0    36,579       162,715
   20      132,665         0         0       266,469        0         0       253,780        0         0       253,780
   25      169,318         0         0       409,246        0         0       389,758        0         0       389,758
   30      216,097         0         0       610,336        0         0       604,293        0         0       604,293
   40      351,999         0         0     1,570,228        0         0     1,570,228        0         0     1,570,228
------
   50      573,370         0         0     4,121,179        0         0     4,121,179        0         0     4,121,179


The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual death benefits, policy values, and net cash surrender values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .50% (current average); 12b-1 fees = .25%; mortality and expense risk = .90%; and miscellaneous expense = .03%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                                        CONTRACT PURCHASES                  MORTALITY & EXPENSE     CONTRACT REDEMPTIONS
                                        DUE FROM THE LINCOLN                CHARGES PAYABLE TO THE  DUE TO THE LINCOLN
                                        NATIONAL LIFE                       LINCOLN NATIONAL LIFE   NATIONAL LIFE
SUBACCOUNT                 INVESTMENTS  INSURANCE COMPANY     TOTAL ASSETS  INSURANCE COMPANY       INSURANCE COMPANY
------------------------------------------------------------------------------------------------------------------------
AFIS Growth-Income         $29,655,379         $     504      $29,655,883            $2,705               $    --
AFIS Growth-Income
   Class II                  5,798,499                --        5,798,499               288                    41
AFIS Growth                 30,012,893                --       30,012,893             2,733                14,581
AFIS Growth Class II         5,113,826                --        5,113,826               256                    --
AFIS Asset Allocation        4,408,432                --        4,408,432               433                    20
AFIS Asset Allocation
   Class II                  2,189,952                --        2,189,952               108                    --
AFIS High-Yield Bond         2,699,402                --        2,699,402               252                    16
AFIS High-Yield Bond
   Class II                    493,352                --          493,352                24                    --
AFIS U.S.
   Government/AAA-Rated
   Securities                2,943,134                --        2,943,134               242                    --
AFIS U.S.
   Government/AAA-Rated
   Securities Class II         173,539                --          173,539                 9                    --
AFIS Cash Management         3,258,354                --        3,258,354               290                   366
AFIS Cash Management
   Class II                    486,124                --          486,124                24                    --
AFIS International           6,914,425                --        6,914,425               658                34,021
AFIS International
   Class II                  1,219,872                --        1,219,872                60                    --
AFIS Bond                    1,042,240            48,277        1,090,517               101                    --
AFIS Bond Class II             398,457                --          398,457                20                    43
AFIS Global Growth           1,319,390                --        1,319,390               130                    26
AFIS Global Growth
   Class II                  1,975,431                --        1,975,431                98                    --
AFIS Global Small
   Capitalization              654,274                --          654,274                60                     6
AFIS Global Small
   Capitalization
   Class II                    759,284                --          759,284                38                    --


SUBACCOUNT                 NET ASSETS
-------------------------
AFIS Growth-Income         $ 29,653,178
AFIS Growth-Income
   Class II                   5,798,170
AFIS Growth                  29,995,579
AFIS Growth Class II          5,113,570
AFIS Asset Allocation         4,407,979
AFIS Asset Allocation
   Class II                   2,189,844
AFIS High-Yield Bond          2,699,134
AFIS High-Yield Bond
   Class II                     493,328
AFIS U.S.
   Government/AAA-Rated
   Securities                 2,942,892
AFIS U.S.
   Government/AAA-Rated
   Securities Class II          173,530
AFIS Cash Management          3,257,698
AFIS Cash Management
   Class II                     486,100
AFIS International            6,879,746
AFIS International
   Class II                   1,219,812
AFIS Bond                     1,090,416
AFIS Bond Class II              398,394
AFIS Global Growth            1,319,234
AFIS Global Growth
   Class II                   1,975,333
AFIS Global Small
   Capitalization               654,208
AFIS Global Small
   Capitalization
   Class II                     759,246

                                                    NON-AFFILIATED
------------------------------------------------------------------
Investments at Cost                                  $110,592,521
Investments at Market                                 101,516,259

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1999, 2000 AND 2001

                                       AFIS
                           AFIS        GROWTH-
                           GROWTH-     INCOME      AFIS
                           INCOME      CLASS II    GROWTH
                           SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------
YEAR ENDED DECEMBER 31,
  1999
NET INVESTMENT INCOME:
  - Dividends from
    investment income      $  545,592   $ 24,891   $    58,307
  - Dividends from net
    realized gain on
    investments             5,038,255    393,988     5,404,863
MORTALITY AND EXPENSE
  GUARANTEES:
  - Legacy Life              (308,791)        --      (322,798)
  - Legacy Life (10 Year)     (58,257)        --       (48,655)
  - Legacy Estate Builder          --     (8,407)           --
                           ----------   --------   -----------
NET INVESTMENT INCOME       5,216,799    410,472     5,091,717
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  - Net realized gain
    (loss) on investments     666,511     (4,194)    1,074,666
  - Net change in
    unrealized
    appreciation or
    depreciation on
    investments            (2,816,650)  (304,242)    8,426,702
-------------------------  ----------   --------   -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS           (2,150,139)  (308,436)    9,501,368
-------------------------  ----------   --------   -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS          $3,066,660   $102,036   $14,593,085
-------------------------  ==========   ========   ===========
YEAR ENDED DECEMBER 31,
  2000
NET INVESTMENT INCOME
  (LOSS):
  - Dividends from
    investment income      $   54,757   $  5,076   $     1,129
  - Dividends from net
    realized gain on
    investments               432,759     44,419       276,601
MORTALITY AND EXPENSE
  GUARANTEES:
  - Legacy Life              (271,320)        --      (410,931)
  - Legacy Life (10 Year)     (65,348)        --       (95,295)
  - Legacy Estate Builder          --    (20,810)           --
                           ----------   --------   -----------
NET INVESTMENT INCOME
  (LOSS)                      150,848     28,685      (228,496)
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  - Net realized gain
    (loss) on investments     243,191    (31,978)    1,830,411
  - Net change in
    unrealized
    appreciation or
    depreciation on
    investments             1,533,967    275,965         8,424
-------------------------  ----------   --------   -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS            1,777,158    243,987     1,838,835
-------------------------  ----------   --------   -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS          $1,928,006   $272,672   $ 1,610,339
-------------------------  ==========   ========   ===========
YEAR ENDED DECEMBER 31,
  2001
NET INVESTMENT INCOME:
  - Dividends from
    investment income      $  606,546   $ 98,706   $   214,931
  - Dividends from net
    realized gain on
    investments             3,141,958    553,598     8,839,252
MORTALITY AND EXPENSE
  GUARANTEES:
  - Legacy Life              (246,364)        --      (279,021)
  - Legacy Life (10 Year)     (84,090)        --       (93,119)
  - Legacy Estate Builder          --    (31,421)           --
                           ----------   --------   -----------
NET INVESTMENT INCOME       3,418,050    620,883     8,682,043
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  - Net realized gain
    (loss) on investments      82,392    (68,588)      400,633
  - Net change in
    unrealized
    appreciation or
    depreciation on
    investments            (3,043,868)  (472,798)  (16,662,737)
-------------------------  ----------   --------   -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS           (2,961,476)  (541,386)  (16,262,104)
-------------------------  ----------   --------   -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS          $  456,574   $ 79,497   $(7,580,061)
-------------------------  ==========   ========   ===========

See accompanying notes.

                                                                                                    AFIS U.S.
                                                   AFIS                    AFIS        AFIS U.S.    GOVERNMENT/
                           AFIS        AFIS        ASSET       AFIS        HIGH-YIELD  GOVERNMENT/  AAA-RATED
                           GROWTH      ASSET       ALLOCATION  HIGH-YIELD  BOND        AAA-RATED    SECURITIES
                           CLASS II    ALLOCATION  CLASS II    BOND        CLASS II    SECURITIES   CLASS II
                           SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,
   1999
NET INVESTMENT INCOME:
  - Dividends from
     investment income     $       --   $190,152    $ 24,370    $376,512    $13,264      $197,069   $     5,238
  - Dividends from net
     realized gain on
     investments              329,155    338,245      67,099          --         --            --            --
MORTALITY AND EXPENSE
   GUARANTEES:
  - Legacy Life                    --    (65,921)         --     (36,625)        --       (24,066)           --
  - Legacy Life (10 Year)          --     (1,908)         --      (8,363)        --       (11,254)           --
  - Legacy Estate Builder      (5,840)        --      (3,901)         --       (730)           --          (430)
                           ----------   --------    --------    --------    -------      --------   -----------
NET INVESTMENT INCOME         323,315    460,568      87,568     331,524     12,534       161,749         4,808
NET REALIZED AND
   UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
  - Net realized gain
     (loss) on
     investments               17,122     39,583        (230)    (65,391)      (168)       (2,997)       (1,147)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments              229,696   (189,942)    (57,543)    (94,732)    (6,972)     (213,790)       (4,393)
-------------------------  ----------   --------    --------    --------    -------      --------   -----------
NET REALIZED AND
   UNREALIZED GAIN (LOSS)
   ON INVESTMENTS             246,818   (150,359)    (57,773)   (160,123)    (7,140)     (216,787)       (5,540)
-------------------------  ----------   --------    --------    --------    -------      --------   -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS              $  570,133   $310,209    $ 29,795    $171,401    $ 5,394      $(55,038)  $      (732)
-------------------------  ==========   ========    ========    ========    =======      ========   ===========
YEAR ENDED DECEMBER 31,
   2000
NET INVESTMENT INCOME
   (LOSS):
  - Dividends from
     investment income     $       --   $ 17,855    $  3,864    $ 30,994    $ 1,927      $ 16,033   $       503
  - Dividends from net
     realized gain on
     investments               21,840         --          --          --         --            --            --
MORTALITY AND EXPENSE
   GUARANTEES:
  - Legacy Life                    --    (55,068)         --     (31,279)        --       (18,652)           --
  - Legacy Life (10 Year)          --     (3,129)         --      (7,196)        --       (11,918)           --
  - Legacy Estate Builder     (24,149)        --      (7,357)         --     (1,505)           --          (608)
                           ----------   --------    --------    --------    -------      --------   -----------
NET INVESTMENT INCOME
   (LOSS)                      (2,309)   (40,342)     (3,493)     (7,481)       422       (14,537)         (105)
NET REALIZED AND
   UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
  - Net realized gain
     (loss) on
     investments               49,620    (30,984)     (8,327)   (158,805)      (679)       (9,987)         (773)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments              (92,010)   215,198      69,287      25,656    (10,282)      311,687        11,319
-------------------------  ----------   --------    --------    --------    -------      --------   -----------
NET REALIZED AND
   UNREALIZED GAIN (LOSS)
   ON INVESTMENTS             (42,390)   184,214      60,960    (133,149)   (10,961)      301,700        10,546
-------------------------  ----------   --------    --------    --------    -------      --------   -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS              $  (44,699)  $143,872    $ 57,467    $(140,630)  $(10,539)    $287,163   $    10,441
-------------------------  ==========   ========    ========    ========    =======      ========   ===========
YEAR ENDED DECEMBER 31,
   2001
NET INVESTMENT INCOME:
  - Dividends from
     investment income     $   22,906   $167,367    $ 58,089    $329,307    $36,563      $159,594   $    10,062
  - Dividends from net
     realized gain on
     investments            1,309,964    264,857      96,474          --         --            --            --
MORTALITY AND EXPENSE
   GUARANTEES:
  - Legacy Life                    --    (49,463)         --     (26,736)        --       (15,450)           --
  - Legacy Life (10 Year)          --     (4,478)         --      (6,613)        --       (14,391)           --
  - Legacy Estate Builder     (29,264)        --     (10,231)         --     (2,370)           --        (1,123)
                           ----------   --------    --------    --------    -------      --------   -----------
NET INVESTMENT INCOME       1,303,606    378,283     144,332     295,958     34,193       129,753         8,939
NET REALIZED AND
   UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
  - Net realized gain
     (loss) on
     investments             (154,217)   (17,506)     (5,834)    (81,330)   (10,992)       28,808         4,579
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments           (2,135,782)  (377,248)   (136,990)    (24,005)    (3,272)       16,461        (3,729)
-------------------------  ----------   --------    --------    --------    -------      --------   -----------
NET REALIZED AND
   UNREALIZED GAIN (LOSS)
   ON INVESTMENTS          (2,289,999)  (394,754)   (142,824)   (105,335)   (14,264)       45,269           850
-------------------------  ----------   --------    --------    --------    -------      --------   -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS              $ (986,393)  $(16,471)   $  1,508    $190,623    $19,929      $175,022   $     9,789
-------------------------  ==========   ========    ========    ========    =======      ========   ===========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
STATEMENTS OF OPERATIONS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 2000 AND 2001

                                       AFIS
                           AFIS        CASH
                           CASH        MANAGEMENT  AFIS
                           MANAGEMENT  CLASS II    INTERNATIONAL
                           SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------
YEAR ENDED DECEMBER 31,
   1999
NET INVESTMENT INCOME:
  - Dividends from
     investment income     $ 170,550   $   6,743    $   172,947
  - Dividends from net
     realized gain on
     investments                  --          --      1,259,259
MORTALITY AND EXPENSE
   GUARANTEES:
  - Legacy Life              (40,619)         --       (108,817)
  - Legacy Life (10 Year)     (4,582)         --         (9,950)
  - Legacy Estate Builder         --        (978)            --
                           ----------  ----------   -----------
NET INVESTMENT INCOME        125,349       5,765      1,313,439
NET REALIZED AND
   UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
  - Net realized gain
     (loss) on
     investments              (1,366)      2,224        370,107
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments               9,583      (1,084)     4,460,741
-------------------------  ----------  ----------   -----------
NET REALIZED AND
   UNREALIZED GAIN (LOSS)
   ON INVESTMENTS              8,217       1,140      4,830,848
-------------------------  ----------  ----------   -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS              $ 133,566   $   6,905    $ 6,144,287
-------------------------  ==========  ==========   ===========
YEAR ENDED DECEMBER 31,
   2000
NET INVESTMENT INCOME
   (LOSS):
  - Dividends from
     investment income     $  19,594   $   1,147    $     6,144
  - Dividends from net
     realized gain on
     investments                  --          --        224,022
MORTALITY AND EXPENSE
   GUARANTEES:
  - Legacy Life              (33,701)         --       (143,774)
  - Legacy Life (10 Year)     (6,053)         --        (13,180)
  - Legacy Estate Builder         --      (1,725)            --
                           ----------  ----------   -----------
NET INVESTMENT INCOME
   (LOSS)                    (20,160)       (578)        73,212
NET REALIZED AND
   UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
  - Net realized gain
     (loss) on
     investments              25,865       3,157        926,958
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments             154,084      11,743     (3,981,952)
-------------------------  ----------  ----------   -----------
NET REALIZED AND
   UNREALIZED GAIN (LOSS)
   ON INVESTMENTS            179,949      14,900     (3,054,994)
-------------------------  ----------  ----------   -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS              $ 159,789   $  14,322    $(2,981,782)
-------------------------  ==========  ==========   ===========
YEAR ENDED DECEMBER 31,
   2001
NET INVESTMENT INCOME:
  - Dividends from
     investment income     $ 178,128   $  26,468    $    89,033
  - Dividends from net
     realized gain on
     investments                  --          --      2,157,035
MORTALITY AND EXPENSE
   GUARANTEES:
  - Legacy Life              (25,970)         --        (84,313)
  - Legacy Life (10 Year)     (9,878)         --        (11,618)
  - Legacy Estate Builder         --      (2,879)            --
                           ----------  ----------   -----------
NET INVESTMENT INCOME        142,280      23,589      2,150,137
NET REALIZED AND
   UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
  - Net realized gain
     (loss) on
     investments              34,400       2,928       (183,819)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments             (96,039)    (13,519)    (3,945,349)
-------------------------  ----------  ----------   -----------
NET REALIZED AND
   UNREALIZED GAIN (LOSS)
   ON INVESTMENTS            (61,639)    (10,591)    (4,129,168)
-------------------------  ----------  ----------   -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS              $  80,641   $  12,998    $(1,979,031)
-------------------------  ==========  ==========   ===========

See accompanying notes.

                                                                                                          AFIS
                                                                              AFIS        AFIS            GLOBAL
                           AFIS                       AFIS        AFIS        GLOBAL      GLOBAL          SMALL
                           INTERNATIONAL  AFIS        BOND        GLOBAL      GROWTH      SMALL           CAPITALIZATION
                           CLASS II       BOND        CLASS II    GROWTH      CLASS II    CAPITALIZATION  CLASS II
                           SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,
   1999
NET INVESTMENT INCOME:
  - Dividends from
     investment income       $   5,057     $ 28,187   $   7,650   $   14,111  $    7,165  $       1,522   $          217
  - Dividends from net
     realized gain on
     investments                68,122           --          --       66,584      51,531         57,489           29,006
MORTALITY AND EXPENSE
   GUARANTEES:
  - Legacy Life                     --       (4,965)         --      (12,983)         --         (3,501)              --
  - Legacy Life (10 Year)           --         (216)         --         (412)         --           (343)              --
  - Legacy Estate Builder       (1,611)          --        (552)          --      (2,809)            --             (642)
                             ---------     --------   ----------  ----------  ----------  --------------  --------------
NET INVESTMENT INCOME           71,568       23,006       7,098       67,300      55,887         55,167           28,581
NET REALIZED AND
   UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
  - Net realized gain
     (loss) on
     investments                 2,304       (6,186)       (510)      17,021       9,171         46,821              696
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments               162,031       (9,171)     (5,252)     555,082     301,655        136,681           57,645
-------------------------    ---------     --------   ----------  ----------  ----------  --------------  --------------
NET REALIZED AND
   UNREALIZED GAIN (LOSS)
   ON INVESTMENTS              164,335      (15,357)     (5,762)     572,103     310,826        183,502           58,341
-------------------------    ---------     --------   ----------  ----------  ----------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                $ 235,903     $  7,649   $   1,336   $  639,403  $  366,713  $     238,669   $       86,922
-------------------------    =========     ========   ==========  ==========  ==========  ==============  ==============
YEAR ENDED DECEMBER 31,
   2000
NET INVESTMENT INCOME
   (LOSS):
  - Dividends from
     investment income       $     386     $  2,895   $   1,088   $    2,058  $    1,449  $       3,370   $        1,412
  - Dividends from net
     realized gain on
     investments                19,850           --          --       18,928      14,840         23,445           10,272
MORTALITY AND EXPENSE
   GUARANTEES:
  - Legacy Life                     --       (5,980)         --      (22,527)         --        (10,614)              --
  - Legacy Life (10 Year)           --          (18)         --       (1,917)         --         (2,857)              --
  - Legacy Estate Builder       (7,722)          --      (1,074)          --     (10,760)            --           (3,881)
                             ---------     --------   ----------  ----------  ----------  --------------  --------------
NET INVESTMENT INCOME
   (LOSS)                       12,514       (3,103)         14       (3,458)      5,529         13,344            7,803
NET REALIZED AND
   UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
  - Net realized gain
     (loss) on
     investments                 8,292         (917)       (172)      65,124       5,581         45,684            1,539
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments              (369,857)      23,269       7,982     (516,898)   (452,146)      (379,553)        (174,088)
-------------------------    ---------     --------   ----------  ----------  ----------  --------------  --------------
NET REALIZED AND
   UNREALIZED GAIN (LOSS)
   ON INVESTMENTS             (361,565)      22,352       7,810     (451,774)   (446,565)      (333,869)        (172,549)
-------------------------    ---------     --------   ----------  ----------  ----------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                $(349,051)    $ 19,249   $   7,824   $ (455,232) $ (441,036) $    (320,525)  $     (164,746)
-------------------------    =========     ========   ==========  ==========  ==========  ==============  ==============
YEAR ENDED DECEMBER 31,
   2001
NET INVESTMENT INCOME:
  - Dividends from
     investment income       $  11,038     $ 46,667   $  11,597   $   12,930  $   13,399  $       8,138   $        4,865
  - Dividends from net
     realized gain on
     investments               333,010           --          --      120,532     164,282         51,949           38,598
MORTALITY AND EXPENSE
   GUARANTEES:
  - Legacy Life                     --       (9,174)         --      (14,895)         --         (6,124)              --
  - Legacy Life (10 Year)           --       (1,125)         --       (1,871)         --         (2,483)              --
  - Legacy Estate Builder       (7,537)          --      (1,955)          --     (11,410)            --           (3,762)
                             ---------     --------   ----------  ----------  ----------  --------------  --------------
NET INVESTMENT INCOME          336,511       36,368       9,642      116,696     166,271         51,480           39,701
NET REALIZED AND
   UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
  - Net realized gain
     (loss) on
     investments              (106,958)         304       4,222      (10,389)    (32,864)      (116,024)         (12,165)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments              (524,948)      17,038       4,942     (342,173)   (437,030)       (74,609)         (86,513)
-------------------------    ---------     --------   ----------  ----------  ----------  --------------  --------------
NET REALIZED AND
   UNREALIZED GAIN (LOSS)
   ON INVESTMENTS             (631,906)      17,342       9,164     (352,562)   (469,894)      (190,633)         (98,678)
-------------------------    ---------     --------   ----------  ----------  ----------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                $(295,395)    $ 53,710   $  18,806   $ (235,866) $ (303,623) $    (139,153)  $      (58,977)
-------------------------    =========     ========   ==========  ==========  ==========  ==============  ==============

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1999, 2000 AND 2001

                                          AFIS
                           AFIS           GROWTH-
                           GROWTH-        INCOME         AFIS
                           INCOME         CLASS II       GROWTH
                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------
NET ASSETS AT JANUARY 1,
  1999                     $  30,940,058  $     179,686  $   27,060,090
CHANGES FROM OPERATIONS:
  - Net investment income      5,216,799        410,472       5,091,717
  - Net realized gain
    (loss) on investments        666,511         (4,194)      1,074,666
  - Net change in
    unrealized
    appreciation or
    depreciation on
    investments               (2,816,650)      (304,242)      8,426,702
-------------------------  -------------  -------------  --------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS              3,066,660        102,036      14,593,085
-------------------------  -------------  -------------  --------------
CHANGES FROM UNIT
  TRANSACTIONS:
  - Accumulation Units:
    - Contract purchases       4,217,827      2,992,074       5,908,148
    - Contract
      redemptions             (6,594,931)      (534,815)     (7,437,192)
-------------------------  -------------  -------------  --------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM UNIT TRANSACTIONS      (2,377,104)     2,457,259      (1,529,044)
-------------------------  -------------  -------------  --------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                  689,556      2,559,295      13,064,041
-------------------------  -------------  -------------  --------------
NET ASSETS AT DECEMBER
  31, 1999                    31,629,614      2,738,981      40,124,131
-------------------------  -------------  -------------  --------------
CHANGES FROM OPERATIONS:
  - Net investment income
    (loss)                       150,848         28,685        (228,496)
  - Net realized gain
    (loss) on investments        243,191        (31,978)      1,830,411
  - Net change in
    unrealized
    appreciation or
    depreciation on
    investments                1,533,967        275,965           8,424
-------------------------  -------------  -------------  --------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS              1,928,006        272,672       1,610,339
-------------------------  -------------  -------------  --------------
CHANGES FROM UNIT
  TRANSACTIONS:
  - Accumulation Units:
    - Contract purchases       2,765,061      2,034,168       5,786,217
    - Contract
      redemptions             (6,672,235)      (565,056)     (7,044,655)
-------------------------  -------------  -------------  --------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM UNIT TRANSACTIONS      (3,907,174)     1,469,112      (1,258,438)
-------------------------  -------------  -------------  --------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS               (1,979,168)     1,741,784         351,901
-------------------------  -------------  -------------  --------------
NET ASSETS AT DECEMBER
  31, 2000                    29,650,446      4,480,765      40,476,032
-------------------------  -------------  -------------  --------------
CHANGES FROM OPERATIONS:
  - Net investment income      3,418,050        620,883       8,682,043
  - Net realized gain
    (loss) on investments         82,392        (68,588)        400,633
  - Net change in
    unrealized
    appreciation or
    depreciation on
    investments               (3,043,868)      (472,798)    (16,662,737)
-------------------------  -------------  -------------  --------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS                456,574         79,497      (7,580,061)
-------------------------  -------------  -------------  --------------
CHANGES FROM UNIT
  TRANSACTIONS:
  - Accumulation Units:
    - Contract purchases       5,103,240      1,905,671       5,029,745
    - Contract
      redemptions             (5,557,082)      (667,763)     (7,930,137)
-------------------------  -------------  -------------  --------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM UNIT TRANSACTIONS        (453,842)     1,237,908      (2,900,392)
-------------------------  -------------  -------------  --------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                    2,732      1,317,405     (10,480,453)
-------------------------  -------------  -------------  --------------
NET ASSETS AT DECEMBER
  31, 2001                 $  29,653,178  $   5,798,170  $   29,995,579
-------------------------  -------------  -------------  --------------

See accompanying notes.

                                                                                                               AFIS U.S.
                                                         AFIS                        AFIS         AFIS U.S.    GOVERNMENT/
                           AFIS           AFIS           ASSET         AFIS          HIGH-YIELD   GOVERNMENT/  AAA-RATED
                           GROWTH         ASSET          ALLOCATION    HIGH-YIELD    BOND         AAA-RATED    SECURITIES
                           CLASS II       ALLOCATION     CLASS II      BOND          CLASS II     SECURITIES   CLASS II
                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1,
   1999                    $      89,384  $   5,594,400  $    186,003  $  4,101,830  $    35,911  $ 3,753,690  $     6,024
CHANGES FROM OPERATIONS:
  - Net investment income        323,315        460,568        87,568       331,524       12,534      161,749        4,808
  - Net realized gain
     (loss) on
     investments                  17,122         39,583          (230)      (65,391)        (168)      (2,997)      (1,147)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments                 229,696       (189,942)      (57,543)      (94,732)      (6,972)    (213,790)      (4,393)
-------------------------  -------------  -------------  ------------  ------------  -----------  -----------  -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                    570,133        310,209        29,795       171,401        5,394      (55,038)        (732)
-------------------------  -------------  -------------  ------------  ------------  -----------  -----------  -----------
CHANGES FROM UNIT
   TRANSACTIONS:
  - Accumulation Units:
    - Contract purchases       2,453,736        741,471       956,800        82,414      179,389      709,228      150,329
    - Contract
       redemptions              (464,514)    (1,278,046)      (78,763)     (784,834)     (23,199)  (1,298,532)     (48,864)
-------------------------  -------------  -------------  ------------  ------------  -----------  -----------  -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                1,989,222       (536,575)      878,037      (702,420)     156,190     (589,304)     101,465
-------------------------  -------------  -------------  ------------  ------------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS               2,559,355       (226,366)      907,832      (531,019)     161,584     (644,342)     100,733
-------------------------  -------------  -------------  ------------  ------------  -----------  -----------  -----------
NET ASSETS AT DECEMBER
   31, 1999                    2,648,739      5,368,034     1,093,835     3,570,811      197,495    3,109,348      106,757
-------------------------  -------------  -------------  ------------  ------------  -----------  -----------  -----------
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                       (2,309)       (40,342)       (3,493)       (7,481)         422      (14,537)        (105)
  - Net realized gain
     (loss) on
     investments                  49,620        (30,984)       (8,327)     (158,805)        (679)      (9,987)        (773)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments                 (92,010)       215,198        69,287        25,656      (10,282)     311,687       11,319
-------------------------  -------------  -------------  ------------  ------------  -----------  -----------  -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                    (44,699)       143,872        57,467      (140,630)     (10,539)     287,163       10,441
-------------------------  -------------  -------------  ------------  ------------  -----------  -----------  -----------
CHANGES FROM UNIT
   TRANSACTIONS:
  - Accumulation Units:
    - Contract purchases       3,073,453        270,536       499,865     2,241,683      168,221      414,672       12,240
    - Contract
       redemptions              (736,977)    (1,118,298)     (185,246)   (2,658,737)     (58,532)    (923,792)     (21,213)
-------------------------  -------------  -------------  ------------  ------------  -----------  -----------  -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                2,336,476       (847,762)      314,619      (417,054)     109,689     (509,120)      (8,973)
-------------------------  -------------  -------------  ------------  ------------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS               2,291,777       (703,890)      372,086      (557,684)      99,150     (221,957)       1,468
-------------------------  -------------  -------------  ------------  ------------  -----------  -----------  -----------
NET ASSETS AT DECEMBER
   31, 2000                    4,940,516      4,664,144     1,465,921     3,013,127      296,645    2,887,391      108,225
-------------------------  -------------  -------------  ------------  ------------  -----------  -----------  -----------
CHANGES FROM OPERATIONS:
  - Net investment income      1,303,606        378,283       144,332       295,958       34,193      129,753        8,939
  - Net realized gain
     (loss) on
     investments                (154,217)       (17,506)       (5,834)      (81,330)     (10,992)      28,808        4,579
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments              (2,135,782)      (377,248)     (136,990)      (24,005)      (3,272)      16,461       (3,729)
-------------------------  -------------  -------------  ------------  ------------  -----------  -----------  -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                   (986,393)       (16,471)        1,508       190,623       19,929      175,022        9,789
-------------------------  -------------  -------------  ------------  ------------  -----------  -----------  -----------
CHANGES FROM UNIT
   TRANSACTIONS:
  - Accumulation Units:
    - Contract purchases       1,821,055        582,182       883,691       287,882      307,589      605,235      215,455
    - Contract
       redemptions              (661,608)      (821,876)     (161,276)     (792,498)    (130,835)    (724,756)    (159,939)
-------------------------  -------------  -------------  ------------  ------------  -----------  -----------  -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                1,159,447       (239,694)      722,415      (504,616)     176,754     (119,521)      55,516
-------------------------  -------------  -------------  ------------  ------------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                 173,054       (256,165)      723,923      (313,993)     196,683       55,501       65,305
-------------------------  -------------  -------------  ------------  ------------  -----------  -----------  -----------
NET ASSETS AT DECEMBER
   31, 2001                $   5,113,570  $   4,407,979  $  2,189,844  $  2,699,134  $   493,328  $ 2,942,892  $   173,530
-------------------------  -------------  -------------  ------------  ------------  -----------  -----------  -----------

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 2000 AND 2001

                                          AFIS
                           AFIS           CASH
                           CASH           MANAGEMENT     AFIS
                           MANAGEMENT     CLASS II       INTERNATIONAL
                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------
NET ASSETS AT JANUARY 1,
   1999                    $   3,481,846  $      84,032  $     8,383,583
CHANGES FROM OPERATIONS:
  - Net investment income        125,349          5,765        1,313,439
  - Net realized gain
     (loss) on
     investments                  (1,366)         2,224          370,107
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments                   9,583         (1,084)       4,460,741
-------------------------  -------------  -------------  ---------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                    133,566          6,905        6,144,287
-------------------------  -------------  -------------  ---------------
CHANGES FROM UNIT
   TRANSACTIONS:
  - Accumulation Units:
    - Contract purchases       3,149,440      2,865,431          714,298
    - Contract
       redemptions            (2,818,458)    (2,616,179)      (1,366,542)
-------------------------  -------------  -------------  ---------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                  330,982        249,252         (652,244)
-------------------------  -------------  -------------  ---------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                 464,548        256,157        5,492,043
-------------------------  -------------  -------------  ---------------
NET ASSETS AT DECEMBER
   31, 1999                    3,946,394        340,189       13,875,626
-------------------------  -------------  -------------  ---------------
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                      (20,160)          (578)          73,212
  - Net realized gain
     (loss) on
     investments                  25,865          3,157          926,958
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments                 154,084         11,743       (3,981,952)
-------------------------  -------------  -------------  ---------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                    159,789         14,322       (2,981,782)
-------------------------  -------------  -------------  ---------------
CHANGES FROM UNIT
   TRANSACTIONS:
  - Accumulation Units:
    - Contract purchases       2,731,092        538,992        2,816,554
    - Contract
       redemptions            (3,503,407)      (480,744)      (3,860,648)
-------------------------  -------------  -------------  ---------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                 (772,315)        58,248       (1,044,094)
-------------------------  -------------  -------------  ---------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                (612,526)        72,570       (4,025,876)
-------------------------  -------------  -------------  ---------------
NET ASSETS AT DECEMBER
   31, 2000                    3,333,868        412,759        9,849,750
-------------------------  -------------  -------------  ---------------
CHANGES FROM OPERATIONS:
  - Net investment income        142,280         23,589        2,150,137
  - Net realized gain
     (loss) on
     investments                  34,400          2,928         (183,819)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments                 (96,039)       (13,519)      (3,945,349)
-------------------------  -------------  -------------  ---------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                     80,641         12,998       (1,979,031)
-------------------------  -------------  -------------  ---------------
CHANGES FROM UNIT
   TRANSACTIONS:
  - Accumulation Units:
    - Contract purchases       1,801,942        340,500        1,057,784
    - Contract
       redemptions            (1,958,753)      (280,157)      (2,048,757)
-------------------------  -------------  -------------  ---------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                 (156,811)        60,343         (990,973)
-------------------------  -------------  -------------  ---------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                 (76,170)        73,341       (2,970,004)
-------------------------  -------------  -------------  ---------------
NET ASSETS AT DECEMBER
   31, 2001                $   3,257,698  $     486,100  $     6,879,746
-------------------------  -------------  -------------  ---------------

See accompanying notes.

                                                                                                                  AFIS
                                                                                   AFIS           AFIS            GLOBAL
                           AFIS                        AFIS         AFIS           GLOBAL         GLOBAL          SMALL
                           INTERNATIONAL  AFIS         BOND         GLOBAL         GROWTH         SMALL           CAPITALIZATION
                           CLASS II       BOND         CLASS II     GROWTH         CLASS II       CAPITALIZATION  CLASS II
                           SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1,
   1999                    $      13,846  $   679,617  $     5,910  $     786,701  $      47,099  $       99,519  $        2,041
CHANGES FROM OPERATIONS:
  - Net investment income         71,568       23,006        7,098         67,300         55,887          55,167          28,581
  - Net realized gain
     (loss) on
     investments                   2,304       (6,186)        (510)        17,021          9,171          46,821             696
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments                 162,031       (9,171)      (5,252)       555,082        301,655         136,681          57,645
-------------------------  -------------  -----------  -----------  -------------  -------------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                    235,903        7,649        1,336        639,403        366,713         238,669          86,922
-------------------------  -------------  -----------  -----------  -------------  -------------  --------------  --------------
CHANGES FROM UNIT
   TRANSACTIONS:
  - Accumulation Units:
    - Contract purchases         769,502       51,818      217,861        326,411      1,077,246         522,611         250,196
    - Contract
       redemptions               (84,730)    (334,113)     (61,653)       (86,639)      (163,766)       (202,345)         (5,105)
-------------------------  -------------  -----------  -----------  -------------  -------------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                  684,772     (282,295)     156,208        239,772        913,480         320,266         245,091
-------------------------  -------------  -----------  -----------  -------------  -------------  --------------  --------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                 920,675     (274,646)     157,544        879,175      1,280,193         558,935         332,013
-------------------------  -------------  -----------  -----------  -------------  -------------  --------------  --------------
NET ASSETS AT DECEMBER
   31, 1999                      934,521      404,971      163,454      1,665,876      1,327,292         658,454         334,054
-------------------------  -------------  -----------  -----------  -------------  -------------  --------------  --------------
CHANGES FROM OPERATIONS:
  - Net investment income
     (loss)                       12,514       (3,103)          14         (3,458)         5,529          13,344           7,803
  - Net realized gain
     (loss) on
     investments                   8,292         (917)        (172)        65,124          5,581          45,684           1,539
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments                (369,857)      23,269        7,982       (516,898)      (452,146)       (379,553)       (174,088)
-------------------------  -------------  -----------  -----------  -------------  -------------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                   (349,051)      19,249        7,824       (455,232)      (441,036)       (320,525)       (164,746)
-------------------------  -------------  -----------  -----------  -------------  -------------  --------------  --------------
CHANGES FROM UNIT
   TRANSACTIONS:
  - Accumulation Units:
    - Contract purchases         864,013      211,542       41,743        914,821      1,279,889       1,580,473         561,522
    - Contract
       redemptions              (231,140)     (18,965)      (6,451)      (447,336)      (194,157)       (887,480)        (62,557)
-------------------------  -------------  -----------  -----------  -------------  -------------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                  632,873      192,577       35,292        467,485      1,085,732         692,993         498,965
-------------------------  -------------  -----------  -----------  -------------  -------------  --------------  --------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                 283,822      211,826       43,116         12,253        644,696         372,468         334,219
-------------------------  -------------  -----------  -----------  -------------  -------------  --------------  --------------
NET ASSETS AT DECEMBER
   31, 2000                    1,218,343      616,797      206,570      1,678,129      1,971,988       1,030,922         668,273
-------------------------  -------------  -----------  -----------  -------------  -------------  --------------  --------------
CHANGES FROM OPERATIONS:
  - Net investment income        336,511       36,368        9,642        116,696        166,271          51,480          39,701
  - Net realized gain
     (loss) on
     investments                (106,958)         304        4,222        (10,389)       (32,864)       (116,024)        (12,165)
  - Net change in
     unrealized
     appreciation or
     depreciation on
     investments                (524,948)      17,038        4,942       (342,173)      (437,030)        (74,609)        (86,513)
-------------------------  -------------  -----------  -----------  -------------  -------------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                   (295,395)      53,710       18,806       (235,866)      (303,623)       (139,153)        (58,977)
-------------------------  -------------  -----------  -----------  -------------  -------------  --------------  --------------
CHANGES FROM UNIT
   TRANSACTIONS:
  - Accumulation Units:
    - Contract purchases         522,724      444,006      407,398        154,173        458,438          73,736         204,507
    - Contract
       redemptions              (225,860)     (24,097)    (234,380)      (277,202)      (151,470)       (311,297)        (54,557)
-------------------------  -------------  -----------  -----------  -------------  -------------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                  296,864      419,909      173,018       (123,029)       306,968        (237,561)        149,950
-------------------------  -------------  -----------  -----------  -------------  -------------  --------------  --------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                   1,469      473,619      191,824       (358,895)         3,345        (376,714)         90,973
-------------------------  -------------  -----------  -----------  -------------  -------------  --------------  --------------
NET ASSETS AT DECEMBER
   31, 2001                $   1,219,812  $ 1,090,416  $   398,394  $   1,319,234  $   1,975,333  $      654,208  $      759,246
-------------------------  -------------  -----------  -----------  -------------  -------------  --------------  --------------

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION
   THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account F (the Variable Account) was established as a segregated investment account of The Lincoln National Life Insurance Company (Lincoln Life) on May 29, 1987. The Variable Account was registered with the Securities and Exchange Commission on November 24, 1987 under the Investment Company Act of 1940, as amended, as a unit investment trust, and commenced investment activity on January 4, 1988. The Variable Account consists of two products which are listed below.

      -  Legacy Life
      -  Legacy Estate Builder

   The assets of the Variable Account are owned by Lincoln Life. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of Lincoln Life.

   BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

   INVESTMENTS: The Variable Account invests in the American Funds Insurance Series (AFIS) which consists of the following mutual funds (Funds):

   AFIS Growth-Income Fund
   AFIS Growth-Income Class II Fund
   AFIS Growth Fund
   AFIS Growth Class II Fund
   AFIS Asset Allocation Fund
   AFIS Asset Allocation Class II Fund
   AFIS High-Yield Bond Fund
   AFIS High-Yield Bond Class II Fund
   AFIS U.S. Government/AAA-Rated Securities Fund
   AFIS U.S. Government/AAA-Rated Securities Class II Fund
   AFIS Cash Management Fund
   AFIS Cash Management Class II Fund
   AFIS International Fund
   AFIS International Class II Fund
   AFIS Bond Fund
   AFIS Bond Class II Fund
   AFIS Global Growth Fund
   AFIS Global Growth Class II Fund
   AFIS Global Small Capitalization Fund
   AFIS Global Small Capitalization Class II Fund

   AFIS is registered as an open-end investment management company. Legacy Life and Legacy Estate Builder invest in different classes of shares of the Funds and these investments are stated at the closing net asset value per share on December 31, 2001, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation on investments.

   Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

   DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the funds on the payable date. Dividend income is recorded on the ex-dividend date.

   FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of Lincoln Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MORTALITY AND EXPENSE GUARANTEES & OTHER TRANSACTIONS WITH AFFILIATE Variable Account Charges: Amounts are paid to Lincoln Life for mortality and expense (M&E) risk charge at a percentage of the current value of the Variable Account each day. The rates are as follows:

      -  Legacy Life at a daily rate of .00232876% (.85% on an annual basis)
      - Legacy Life (10 year) at a daily rate of .00205479% (.75% on an annual basis)
      - Legacy Estate Builder at a daily rate of .00164383 (.60% on an annual basis)

   For Legacy Life, amounts are charged daily to the Variable Account by Lincoln Life for an administrative charge at an annual rate of .30% of the average daily net asset value of the Variable Account for the first ten policy years and .10% for policy years thereafter. Also, for the first ten policy years, amounts are charged daily to the Variable Account net asset value of the Variable by Lincoln Life for the guaranteed death benefit at annual rate of .10% of the average daily Account.

   For Legacy Estate Builder, Lincoln Life charges a monthly policy value charge of .10% for the first ten policy years and .01666666% thereafter. This charge recovers Lincoln Life expenses incurred in the sales and issuances of the policies. In addition, Lincoln Life charges a monthly administrative fee of $5.00 for policy values less than $50,000. Under certain circumstance, Lincoln Life reserves the right to charge a transfer fee of $10 for transfers between sub-accounts. Also, a withdrawal charge of $20 is deducted from the amount of any withdrawal of policy value.

   Other charges, which are paid to Lincoln Life by redeeming the Variable Account units, are for the cost of insurance and contingent surrender charges. These other charges for 2001, 2000 and 1999 amounted to $1,124,894, $1,027,395 and $879,281, respectively.

   Lincoln Life assumes the responsibility for providing the insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and the current death benefit. The cost of insurance can vary from month to month since the determination of both the insurance rate and the current death benefit depends upon a number of variables as described in the Variable Account Prospectus.

   Lincoln Life, upon full surrender of a policy, may charge a surrender charge. Legacy Life surrender charges are deducted if the policy is surrendered during the first ten policy years. The maximum rate for surrender charges, which decreases by policy year, ranges from 9% of the total first year premiums paid for surrenders during the first policy year to 1% for surrenders during the tenth policy year. Legacy Estate Builder surrender charges are deducted if the policy is surrendered during the first twelve policy years. The maximum rate for surrender charges, which decreases by policy year, ranges from 6.5% of the total first year premiums paid for surrenders during the first policy year to 2% for surrenders during the twelfth policy year.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. CONDENSED FINANCIAL INFORMATION

   A summary of the unit values, units outstanding, net assets, and total return and investment income ratios for variable life contracts as of and for the year ended December 31, 2001 follows. The fee rates below represent annnualized contract expenses of the separate account, consisting primarily of mortality and expense charges and do not include contract charges deducted directly from policy account values.

                           UNIT VALUE
                           BEGINNING   UNIT VALUE     UNITS                     TOTAL      INVESTMENT
SUBACCOUNT                 OF PERIOD   END OF PERIOD  OUTSTANDING  NET ASSETS   RETURN(1)  INCOME RATIO(2)
----------------------------------------------------------------------------------------------------------
AFIS GROWTH-INCOME                                                                                   2.05%
    Legacy Life (1.25%
       Fee Rate)           $     5.19  $        5.27    3,531,765  $18,598,194     1.50%
    Legacy Life (.85% Fee
       Rate)                     1.41           1.44    7,676,390   11,054,984     1.91%
AFIS GROWTH-INCOME
   CLASS II                                                                                          1.89%
    Legacy Estate Builder
       (.60% Fee Rate)           1.22           1.24    4,663,110    5,798,170     1.94%
AFIS GROWTH                                                                                          0.65%
    Legacy Life (1.25%
       Fee Rate)                 9.29           7.53    2,426,220   18,271,513   -18.95%
    Legacy Life (.85% Fee
       Rate)                     2.22           1.81    6,486,627   11,724,066   -18.63%
AFIS GROWTH CLASS II                                                                                 0.47%
    Legacy Estate Builder
       (.60% Fee Rate)           1.86           1.51    3,384,543    5,113,570   -18.64%
AFIS ASSET ALLOCATION                                                                                3.73%
    Legacy Life (1.25%
       Fee Rate)                 2.60           2.58    1,457,434    3,764,909    -0.48%
    Legacy Life (.85% Fee
       Rate)                     1.25           1.25      515,161      643,070    -0.08%
AFIS ASSET ALLOCATION
   CLASS II                                                                                          3.41%
    Legacy Estate Builder
       (.60% Fee Rate)           1.11           1.11    1,975,139    2,189,844    -0.09%
AFIS HIGH-YIELD BOND                                                                                11.29%
    Legacy Life (1.25%
       Fee Rate)                 2.77           2.95      650,434    1,919,941     6.67%
    Legacy Life (.85% Fee
       Rate)                     1.00           1.07      730,326      779,193     7.10%
AFIS HIGH-YIELD BOND
   CLASS II                                                                                          9.29%
    Legacy Estate Builder
       (.60% Fee Rate)           0.96           1.03      479,116      493,328     7.09%
AFIS U.S.
   GOVERNMENT/AAA-RATED
   SECURITIES                                                                                        5.45%
    Legacy Life (1.25%
       Fee Rate)                 2.27           2.41      466,233    1,122,413     5.91%
    Legacy Life (.85% Fee
       Rate)                     1.16           1.23    1,476,488    1,820,479     6.33%
AFIS U.S.
   GOVERNMENT/AAA-RATED
   SECURITIES CLASS II                                                                               5.38%
    Legacy Estate Builder
       (.60% Fee Rate)           1.15           1.23      141,456      173,530     6.38%
AFIS CASH MANAGEMENT                                                                                 5.50%
    Legacy Life (1.25%
       Fee Rate)                 1.69           1.73    1,105,040    1,915,241     2.38%
    Legacy Life (.85% Fee
       Rate)                     1.14           1.17    1,149,019    1,342,457     2.79%
AFIS CASH MANAGEMENT
   CLASS II                                                                                          5.52%
    Legacy Estate Builder
       (.60% Fee Rate)           1.12           1.15      421,012      486,100     2.81%
AFIS INTERNATIONAL                                                                                   1.10%
    Legacy Life (1.25%
       Fee Rate)                 2.97           2.36    2,274,807    5,359,238   -20.73%
    Legacy Life (.85% Fee
       Rate)                     1.65           1.31    1,159,189    1,520,508   -20.41%
AFIS INTERNATIONAL
   CLASS II                                                                                          0.88%
    Legacy Estate Builder
       (.60% Fee Rate)           1.36           1.08    1,127,198    1,219,812   -20.37%
AFIS BOND                                                                                            5.39%
    Legacy Life (1.25%
       Fee Rate)                 1.27           1.36      675,409      919,249     7.13%
    Legacy Life (.85% Fee
       Rate)                     1.09           1.17      145,938      171,167     7.56%
AFIS BOND CLASS II                                                                                   3.54%
    Legacy Estate Builder
       (.60% Fee Rate)           1.07           1.15      347,153      398,394     7.50%
AFIS GLOBAL GROWTH                                                                                   0.92%
    Legacy Life (1.25%
       Fee Rate)                 1.85           1.57      722,449    1,135,142   -15.06%
    Legacy Life (.85% Fee
       Rate)                     1.76           1.50      122,731      184,092   -14.72%
AFIS GLOBAL GROWTH
   CLASS II                                                                                          0.71%
    Legacy Estate Builder
       (.60% Fee Rate)           1.47           1.25    1,579,559    1,975,333   -14.73%
AFIS GLOBAL SMALL
   CAPITALIZATION                                                                                    1.04%
    Legacy Life (1.25%
       Fee Rate)                 1.59           1.37      321,011      440,166   -13.71%
    Legacy Life (.85% Fee
       Rate)                     1.61           1.39      153,824      214,042   -13.37%
AFIS GLOBAL SMALL
   CAPITALIZATION
   CLASS II                                                                                          0.78%
    Legacy Estate Builder
       (.60% Fee Rate)           1.61           1.40      544,062      759,246   -13.37%

(1) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. PURCHASES AND SALES OF INVESTMENTS

   The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2001.

                                          AGGREGATE  AGGREGATE
                                          COST OF    PROCEEDS
                                          PURCHASES  FROM SALES
---------------------------------------------------------------
AFIS Growth-Income Fund                   $5,522,619 $2,559,002
----------------------------------------
AFIS Growth-Income Class II Fund          2,412,135    553,237
----------------------------------------
AFIS Growth Fund                          9,883,783  4,088,658
----------------------------------------
AFIS Growth Class II Fund                 2,990,492    527,430
----------------------------------------
AFIS Asset Allocation Fund                  686,805    548,229
----------------------------------------
AFIS Asset Allocation Class II Fund       1,000,740    133,957
----------------------------------------
AFIS High-Yield Bond Fund                   421,546    630,221
----------------------------------------
AFIS High-Yield Bond Class II Fund          338,008    127,052
----------------------------------------
AFIS U.S. Government/AAA-Rated
   Securities Fund                          361,740    351,515
----------------------------------------
AFIS U.S. Government/AAA-Rated
   Securities Class II Fund                 224,017    159,558
----------------------------------------
AFIS Cash Management Fund                 1,109,830  1,124,025
----------------------------------------
AFIS Cash Management Class II Fund          354,641    270,705
----------------------------------------
AFIS International Fund                   2,452,794  1,259,919
----------------------------------------
AFIS International Class II Fund            830,684    197,309
----------------------------------------
AFIS Bond Fund                              438,491     30,453
----------------------------------------
AFIS Bond Class II Fund                     417,146    234,433
----------------------------------------
AFIS Global Growth Fund                     253,127    259,467
----------------------------------------
AFIS Global Growth Class II Fund            584,670    111,430
----------------------------------------
AFIS Global Small Capitalization Fund       101,988    288,097
----------------------------------------
AFIS Global Small Capitalization
   Class II Fund                            240,772     51,116
----------------------------------------

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2001.

                                             NET
                                SHARES       ASSET    VALUE OF      COST OF
                                OUTSTANDING  VALUE    SHARES        SHARES
--------------------------------------------------------------------------------
AFIS Growth-Income Fund            935,501   $ 31.70  $ 29,655,379  $ 29,509,757
------------------------------
AFIS Growth-Income Class II
   Fund                            183,613     31.58     5,798,499     6,308,946
------------------------------
AFIS Growth Fund                   677,492     44.30    30,012,893    31,732,780
------------------------------
AFIS Growth Class II Fund          116,012     44.08     5,113,826     7,110,104
------------------------------
AFIS Asset Allocation Fund         308,282     14.30     4,408,432     4,700,592
------------------------------
AFIS Asset Allocation Class II
   Fund                            153,681     14.25     2,189,952     2,323,646
------------------------------
AFIS High-Yield Bond Fund          229,151     11.78     2,699,402     3,056,604
------------------------------
AFIS High-Yield Bond Class II
   Fund                             42,023     11.74       493,352       513,565
------------------------------
AFIS U.S. Government/AAA-Rated
   Securities Fund                 247,947     11.87     2,943,134     2,750,138
------------------------------
AFIS U.S. Government/AAA-Rated
   Securities Class II Fund         14,669     11.83       173,539       170,366
------------------------------
AFIS Cash Management Fund          285,570     11.41     3,258,354     3,212,888
------------------------------
AFIS Cash Management Class II
   Fund                             42,755     11.37       486,124       490,012
------------------------------
AFIS International Fund            575,722     12.01     6,914,425     9,323,747
------------------------------
AFIS International Class II
   Fund                            101,911     11.97     1,219,872     1,951,574
------------------------------
AFIS Bond Fund                      99,831     10.44     1,042,240     1,026,093
------------------------------
AFIS Bond Class II Fund             38,313     10.40       398,457       390,951
------------------------------
AFIS Global Growth Fund             98,315     13.42     1,319,390     1,542,148
------------------------------
AFIS Global Growth Class II
   Fund                            147,641     13.38     1,975,431     2,559,459
------------------------------
AFIS Global Small
   Capitalization Fund              56,795     11.52       654,274       956,923
------------------------------
AFIS Global Small
   Capitalization Class II
   Fund                             66,140     11.48       759,284       962,228
------------------------------

6. NEW INVESTMENT FUNDS AND FUND NAME CHANGES

   During 2000, the American Variable Insurance Series (AVIS) family of funds changed its name to American Funds Insurance Series (AFIS).

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors of The Lincoln National Life Insurance Company
  and
Contract Owners of Lincoln Life Flexible Premium Variable Life
Account F

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account F ("Variable Account") (comprised of the following subaccounts: American Funds Insurance Series ("AFIS") Growth-Income, AFIS Growth-Income
Class II, AFIS Growth, AFIS Growth Class II, AFIS Asset Allocation, AFIS Asset Allocation Class II, AFIS High-Yield Bond, AFIS High-Yield Bond Class II, AFIS US Government/AAA-Rated Securities, AFIS US Government/AAA-Rated Securities Class II, AFIS Cash Management, AFIS Cash Management Class II, AFIS International, AFIS International Class II, AFIS Bond, AFIS Bond Class II, AFIS Global Growth, AFIS Global Growth Class II, AFIS Global Small Capitalization and AFIS Global Small Capitalization Class II), as of December 31, 2001 and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Flexible Premium Variable Life Account F at December 31, 2001 and the results of their operations and changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                         /s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2002

The Lincoln National Life Insurance Company

Balance Sheets -- Statutory Basis

                                                         December 31
                                                       2001      2000
                                                     --------- ---------
                                                        (in millions)
                                                     -------------------
        Admitted assets
        Cash and investments:
         Bonds                                       $23,421.0 $21,852.5

        -----------------------------------------
         Preferred stocks                                223.6     261.7

        -----------------------------------------
         Unaffiliated common stocks                      107.6     161.7

        -----------------------------------------
         Affiliated common stocks                        623.5     743.0

        -----------------------------------------
         Mortgage loans on real estate                 4,098.7   4,102.0

        -----------------------------------------
         Real estate:

        -----------------------------------------
           Properties occupied by the company              6.2      10.5

        -----------------------------------------
           Properties held for sale                      243.6     261.2

        -----------------------------------------
         Policy loans                                  1,708.7   1,723.5

        -----------------------------------------
         Short-term investments                          798.1   1,427.9

        -----------------------------------------
         Other investments                               466.6     485.0

        -----------------------------------------
         Cash and cash equivalents                     1,899.4      20.5

                                                     --------- ---------
        -----------------------------------------
        Total cash and investments
        -----------------------------------------     33,597.0  31,049.5
        Premiums and fees in course of collection
        -----------------------------------------          3.1     111.5
        Accrued investment income
        -----------------------------------------        457.2     444.2
        Reinsurance recoverable
        -----------------------------------------        550.4     450.7
        Funds withheld by ceding companies
        -----------------------------------------        154.1      74.4
        Company owned policies and contracts
        -----------------------------------------        361.4     335.0
        Net deferred federal income taxes
        -----------------------------------------        180.2        --
        Goodwill
        -----------------------------------------         33.1      38.4
        Other admitted assets
        -----------------------------------------        130.9     106.2
        Separate account assets                       38,636.5  43,904.6
        -----------------------------------------    --------- ---------
        Total admitted assets                        $74,103.9 $76,514.5
        -----------------------------------------    ========= =========

                                                                  December 31
                                                               2001       2000
                                                             ---------  ---------
                                                                 (in millions)
                                                             --------------------
Liabilities and capital and surplus
Liabilities:
 Policy and contract liabilities:
------------------------------------------------------------
   Future policy benefits and claims                         $28,071.8  $27,828.0
------------------------------------------------------------
   Dividends payable                                              65.1       77.7
------------------------------------------------------------
   Other policyholder liabilities                                 56.0      220.5
------------------------------------------------------------ ---------  ---------
 Total policy and contract liabilities                        28,192.9   28,126.2
------------------------------------------------------------
 Amounts withheld or retained by Company as agent or trustee     869.5      639.8
------------------------------------------------------------
 Funds held under reinsurance treaties                         1,693.1      849.6
------------------------------------------------------------
 Asset valuation reserve                                         454.5      534.1
------------------------------------------------------------
 Interest maintenance reserve                                      7.7       20.9
------------------------------------------------------------
 Income taxes payable to parent                                  537.4       20.1
------------------------------------------------------------
 Other liabilities                                               965.8      516.7
------------------------------------------------------------
 Short-term loan payable to parent company                       200.0      199.5
------------------------------------------------------------
 Net transfers due from separate accounts                       (967.0)    (976.1)
------------------------------------------------------------
 Separate account liabilities                                 38,634.0   43,904.6
------------------------------------------------------------ ---------  ---------
Total liabilities                                             70,587.9   73,835.4
------------------------------------------------------------

Capital and surplus:
 Common stock, $2.50 par value:

    Authorized, issued and outstanding shares--10 million
    (owned by Lincoln National Corporation)                     25.0      25.0
 --------------------------------------------------------
  Surplus notes due to Lincoln National Corporation          1,250.0   1,250.0
 --------------------------------------------------------
  Paid-in surplus                                            1,520.4   2,006.1
 --------------------------------------------------------
  Unassigned surplus (deficit)                                 720.6    (602.0)
 --------------------------------------------------------  --------- ---------
 Total capital and surplus                                   3,516.0   2,679.1
 --------------------------------------------------------  --------- ---------
 Total liabilities and capital and surplus                 $74,103.9 $76,514.5
 --------------------------------------------------------  ========= =========


See accompanying notes.

The Lincoln National Life Insurance Company

Statements of Operations -- Statutory Basis

                                                                                     Year ended December 31
                                                                                   2001       2000      1999
                                                                                 ---------  --------- ---------
                                                                                          (in millions)
                                                                                 ------------------------------
Premiums and other revenues:
Life and annuity premiums                                                        $ 7,681.0  $ 7,985.7 $ 8,001.4
--------------------------------------------------------------
Accident and health premiums                                                        (286.1)     115.7    (258.2)
--------------------------------------------------------------
Net investment income                                                              2,128.4    2,125.5   2,203.2
--------------------------------------------------------------
Amortization of interest maintenance reserve                                          21.2       21.6      29.1
--------------------------------------------------------------
Commissions and expense allowances on reinsurance ceded                              966.1      568.4     472.3
--------------------------------------------------------------
Reserve adjustment on reinsurance ceded                                               32.0      407.5    (469.6)
--------------------------------------------------------------
Expense charges on deposit funds                                                      56.7      118.2     146.5
--------------------------------------------------------------
Separate account investment management and administration service fees               574.3      624.8     473.9
--------------------------------------------------------------
Other income                                                                         175.2      166.2      88.8
                                                                                 ---------  --------- ---------
--------------------------------------------------------------
Total revenues                                                                    11,348.8   12,133.6  10,687.4
--------------------------------------------------------------
Benefits and expenses:
Benefits and settlement expenses                                                   8,686.7    8,950.3   8,504.8
--------------------------------------------------------------                     1,691.1    2,466.2   1,618.4
Underwriting, acquisition, insurance and other expenses                          ---------  --------- ---------
--------------------------------------------------------------
Total benefits paid or provided                                                   10,377.8   11,416.5  10,123.2
--------------------------------------------------------------
Gain from operations before dividends to policyholders, income taxes and net
realized gain (loss) on investments                                                  971.0      717.1     564.2
--------------------------------------------------------------
Dividends to policyholders                                                            75.2       80.2      80.3
                                                                                 ---------  --------- ---------
--------------------------------------------------------------
Gain from operations before federal income taxes and net realized gain (loss) on
investments                                                                          895.8      636.9     483.9
--------------------------------------------------------------
Federal income taxes                                                                 456.5       94.9      85.4
                                                                                 ---------  --------- ---------
--------------------------------------------------------------
Gain from operations before net realized gain (loss) on investments                  439.3      542.0     398.5
--------------------------------------------------------------
Net realized gain (loss) on investments, net of income tax expense and excluding
net transfers to the interest maintenance reserve                                   (260.3)      27.9     114.4

                                                                                 ---------  --------- ---------
--------------------------------------------------------------
Net income                                                                       $   179.0  $   569.9 $   512.9
-------------------------------------------------------------------------------- =========  ========= =========


See accompanying notes.

The Lincoln National Life Insurance Company

Statements of Changes in Capital and Surplus -- Statutory Basis

                                                                                 Unassigned    Total
                                                       Common Surplus  Paid-in    Surplus   Capital and
                                                       Stock   Notes   Surplus   (Deficit)    Surplus
                                                       ------ -------- --------  ---------- -----------
                                                                        (in millions)
                                                       -----------------------------------------------
Balances at January 1, 1999                            $25.0  $1,250.0 $1,930.1   $ (640.6)  $2,564.5
------------------------------------------------------
Net income                                                --        --       --      512.9      512.9
------------------------------------------------------
Increase in difference in cost and admitted investment
amounts                                                   --        --       --     (101.9)    (101.9)
------------------------------------------------------
Increase in nonadmitted assets                            --        --       --      (22.9)     (22.9)
------------------------------------------------------
Decrease in liability for reinsurance in unauthorized
companies                                                 --        --       --       26.0       26.0
------------------------------------------------------
Gain on reinsurance transaction                           --        --       --       71.8       71.8
------------------------------------------------------
Increase in asset valuation reserve                       --        --       --       (6.4)      (6.4)
------------------------------------------------------
Paid-in surplus                                           --        --     12.5         --       12.5
------------------------------------------------------
Dividends to Lincoln National Corporation                 --        --       --     (530.0)    (530.0)
------------------------------------------------------ -----  -------- --------   --------   --------
Balances at December 31, 1999                           25.0   1,250.0  1,942.6     (691.1)   2,526.5
------------------------------------------------------

Net income                                                --        --       --      569.9      569.9
------------------------------------------------------
Decrease in difference in cost and admitted investment
amounts                                                   --        --       --       17.2       17.2
------------------------------------------------------
Increase in nonadmitted assets                            --        --       --      (21.9)     (21.9)
------------------------------------------------------
Decrease in liability for reinsurance in unauthorized
companies                                                 --        --       --        0.6        0.6
------------------------------------------------------
Amortization of gain on reinsurance transaction           --        --       --       (7.9)      (7.9)
------------------------------------------------------
Change in policy reserve valuation basis                  --        --       --       (5.6)      (5.6)
------------------------------------------------------
Increase in asset valuation reserve                       --        --       --      (43.2)     (43.2)
------------------------------------------------------
Paid-in surplus                                           --        --     63.5         --       63.5
------------------------------------------------------
Dividends to Lincoln National Corporation                 --        --       --     (420.0)    (420.0)
------------------------------------------------------ -----  -------- --------   --------   --------
Balances at December 31, 2000                           25.0   1,250.0  2,006.1     (602.0)   2,679.1
------------------------------------------------------

Net income                                                --        --       --      179.0      179.0
------------------------------------------------------
Cumulative effect of adoption of codification             --        --       --        8.7        8.7
------------------------------------------------------
Decrease in difference in cost and admitted investment
amounts                                                   --        --       --       77.7       77.7
------------------------------------------------------
Increase in nonadmitted assets                            --        --       --     (162.8)    (162.8)
------------------------------------------------------
Increase in liability for reinsurance in unauthorized
companies                                                 --        --       --      (59.4)     (59.4)
------------------------------------------------------
Gain on reinsurance transaction                           --        --       --    1,027.0    1,027.0
------------------------------------------------------
Change in net deferred income taxes                       --        --       --      169.8      169.8
------------------------------------------------------
Curtailment gain on employee benefit plans                --        --       --       12.4       12.4
------------------------------------------------------
Decrease in asset valuation reserve                       --        --       --       70.2       70.2
------------------------------------------------------
Paid-in surplus                                           --        --      9.3         --        9.3
------------------------------------------------------
Dividends to Lincoln National Corporation                 --        --   (495.0)        --     (495.0)
------------------------------------------------------ -----  -------- --------   --------   --------
Balances at December 31, 2001                          $25.0  $1,250.0 $1,520.4   $  720.6   $3,516.0
------------------------------------------------------ =====  ======== ========   ========   ========

See accompanying notes.

The Lincoln National Life Insurance Company

Statements of Cash Flow -- Statutory Basis

                                                                             Year ended December 31
                                                                           2001       2000       1999
                                                                        ----------  ---------  ---------
                                                                                  (in millions)
                                                                        --------------------------------
Operating activities
Premiums, policy proceeds and other considerations received
----------------------------------------------------------------------- $  7,579.5  $ 8,082.8  $ 7,671.1
Allowances and reserve adjustments received (paid) on reinsurance ceded
-----------------------------------------------------------------------      802.8      610.1      (19.9)
Investment income received
-----------------------------------------------------------------------    1,990.1    2,109.8    2,168.6
Separate account investment management and administration service fees received
-----------------------------------------------------------------------      574.2      624.8      470.6
Benefits paid
-----------------------------------------------------------------------   (8,723.5)  (9,843.9)  (8,699.4)
Underwriting, acquisition, insurance and other expenses paid
-----------------------------------------------------------------------   (1,926.6)  (1,796.4)  (1,734.5)
Proceeds related to reinsurance agreements
-----------------------------------------------------------------------    1,472.8         --       71.8
Federal income taxes paid
-----------------------------------------------------------------------      (66.6)     (16.3)     (81.2)
Dividends to policyholders
-----------------------------------------------------------------------      (87.7)     (82.6)     (82.8)
Other income received and expenses paid, net                               1,194.0      (48.9)     252.1
----------------------------------------------------------------------- ----------  ---------  ---------
Net cash provided by (used in) operating activities
-----------------------------------------------------------------------    2,809.0     (360.6)      16.4

Investing activities
Sale, maturity or repayment of investments
-----------------------------------------------------------------------    9,473.3    5,845.5    6,557.7
Proceeds from sale of subsidiaries
-----------------------------------------------------------------------      330.8         --         --
Purchase of investments
-----------------------------------------------------------------------  (10,841.1)  (4,719.6)  (5,940.8)
Other sources (uses) including reinsured policy loans                         13.3     (344.6)    (497.0)
----------------------------------------------------------------------- ----------  ---------  ---------
Net cash (used in) provided by investing activities
-----------------------------------------------------------------------   (1,023.7)     781.3      119.9

Financing activities
Surplus paid-in
-----------------------------------------------------------------------        9.3       63.5       12.5
Proceeds from borrowings from shareholder
-----------------------------------------------------------------------      200.0      180.0      205.0
Repayment of borrowings from shareholder
-----------------------------------------------------------------------     (180.0)    (205.0)    (140.0)
Deposits on deposit type contract funds
-----------------------------------------------------------------------       (5.5)        --         --
Withdrawals on deposit type contract funds
-----------------------------------------------------------------------      (65.0)        --         --
Dividends paid to shareholder                                               (495.0)    (420.0)    (530.0)
----------------------------------------------------------------------- ----------  ---------  ---------
Net cash provided by (used in) financing activities                         (536.2)    (381.5)    (452.5)
----------------------------------------------------------------------- ----------  ---------  ---------
Net increase (decrease) in cash and short-term investments
-----------------------------------------------------------------------    1,249.1       39.2     (316.2)
Cash and short-term investments at beginning of year                       1,448.4    1,409.2    1,725.4
----------------------------------------------------------------------- ----------  ---------  ---------
Cash and short-term investments at end of year                          $  2,697.5  $ 1,448.4  $ 1,409.2
----------------------------------------------------------------------- ==========  =========  =========


See accompanying notes.

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2001

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies


Organization and Operations
The Lincoln National Life Insurance Company (the "Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in Indiana. As of December 31, 2001, the Company owned 100% of the outstanding common stock of two insurance company subsidiaries and eight non-insurance subsidiaries, including three limited liability companies.

The Company's principal businesses consist of underwriting annuities and life insurance contracts through multiple distribution channels. The Company is licensed and sells its products in 49 states, Canada and several territories of the United States.

Use of Estimates
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation
The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance ("Insurance Department"), which practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

 Investments
 Bonds and preferred stocks are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners' ("NAIC") rating. For GAAP, the Company's bonds and preferred stocks are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

 Effective January 1, 2001 if it is determined that a decline in the fair value of a bond is other than temporary, the cost basis of the bond is written down to fair value. The provision for such declines is charged to realized loss. Impairment is considered to have occurred if it is probable that the Company will be unable to collect all amounts due according to the contractual terms of a debt security in effect at the date of aquisition.

 All mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, the Company accounted for the effects of changes in prepayment assumptions in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than securitized assets that are of high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to its fair value. If high credit quality securities are adjusted, the retrospective method is used.

 Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, all derivatives are reported on the balance sheet at fair value, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholder's equity rather than to income as required for fair value hedges.

 Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is classified as a real estate investment rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income, as would be required under GAAP.

 Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income taxes and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in net income, on a pre-tax basis, in the period that the asset giving rise to the gain or loss is sold. Such realized capital gains and losses are reported net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method.

 The asset valuation reserve ("AVR") provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula, and is reported as a liability, with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.

The Lincoln National Life Insurance Company

 Subsidiaries
 The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP.

 Policy Acquisition Costs
 The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, expense margins and actual realized gain (loss) on investments.

 Nonadmitted Assets
 Certain assets designated as "nonadmitted," principally past-due agents' balances, furniture and equipment, certain receivables, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual ("NAIC APPM"), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

 Universal Life and Annuity Policies
 Revenues for universal life policies and annuity policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue. Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies and annuity policies are reported as benefits and settlement expenses in the accompanying statements of income. Under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

 Benefit Reserves
 Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

 Reinsurance
 Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, assets and liabilities related to reinsurance ceded contracts are reported on a gross basis, except for certain reinsurance contracts that provide statutory surplus relief to other insurance companies, for which a right of offset exists.

 A liability for reinsurance balances has been provided for unsecured policy reserves and unearned premiums ceded to reinsurers not authorized by the Insurance Department to assume such business. Changes to those amounts are cred ited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

 Commission allowances on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill and amortized over future periods, not to exceed 40 years, in accordance with benefits expected to be derived from the acquisitions. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

 Under statutory accounting, the initial gain from a reinsurance transaction is recognized as a separate a component of surplus (net of tax) and is recorded in income over time at the rate that earnings on the reinsured business are expected to emerge. Under GAAP, the gain is recognized as deferred revenue (a liability), net of DAC adjustments and is amortized into earnings over time at the rate that earnings on the reinsured business are expected to emerge.

 Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP.

 Employee Benefits
 For purposes of calculating the Company's pension and postretirement benefit obligations, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible also would be included.

 Deferred Income Taxes
 Prior to January 1, 2001, deferred federal income taxes were not provided for differences between the financial statement amounts and tax bases of assets and liabilities. Effective January 1, 2001, deferred federal income taxes are provided; however, deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are non-admitted. Deferred taxes do not include amounts for state taxes. Under GAAP, states taxes

The Lincoln National Life Insurance Company are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

 Policyholder Dividends
 Policyholder dividends are recognized when declared rather than over the term of the related policies.

 Surplus Notes Due to LNC
 Surplus notes due to LNC are reported as surplus rather than as liabilities. On a statutory basis, interest on surplus notes is not accrued until approval is received from the Indiana Insurance Commissioner whereas, under GAAP, interest would be accrued periodically based on the outstanding principal and the interest rate.

 Statements of Cash Flows
 Cash, cash equivalents, and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

 A reconciliation of the Company's capital and surplus and net income (loss), as determined in accordance with statutory accounting practices, to amounts determined in accordance with GAAP is as follows:

                                                                       Capital and Surplus      Net Income (Loss)
                                                                      -----------------------------------------------
                                                                           December 31        Year ended December 31
                                                                        2001       2000      2001     2000     1999
                                                                      ---------  ---------  --------------------------
                                                                          (in millions)           (in millions)
                                                                      ---------  ---------  --------------------------
Amounts reported on a statutory-basis................................ $ 3,516.0  $ 2,679.1  $ 179.0  $ 569.9  $ 512.9
GAAP adjustments:
  Deferred policy acquisition costs, present value of future profits
   and goodwill......................................................   3,657.5    3,812.6    305.1    287.9    135.0
  Policy and contract reserves.......................................  (1,946.0)  (2,129.9)  (221.9)  (142.3)   (97.3)
  Policyholders' share of earnings and surplus on participating
   business..........................................................     (96.2)    (131.1)    (3.3)     (.3)    (1.8)
  Statutory deferred gain in surplus.................................  (1,042.4)     (63.9)      --       --       --
  Deferred income taxes..............................................    (257.8)     185.2    310.8   (108.3)  (117.4)
  Interest maintenance reserve.......................................       7.7       20.9    (12.9)   (51.4)   (87.2)
  Asset valuation reserve............................................     454.5      534.1       --       --       --
  Nonadmitted assets.................................................     731.1      196.1       --       --       --
  Unrealized gain (loss) on investments..............................     362.0       38.7       --       --       --
  Net realized loss on investments...................................      (2.8)    (156.5)    48.8     18.9    (32.4)
  Investments in subsidiary companies................................     567.8      523.3     77.8     61.8     39.1
  Surplus notes and related interest.................................  (1,250.0)  (1,250.0)      --       --      1.5
  Other, net.........................................................     197.5      (59.8)  (187.3)    12.7    129.8
                                                                      ---------  ---------  -------  -------  -------
Net increase (decrease)..............................................   1,382.9    1,519.7    317.1     79.0    (30.7)
                                                                      ---------  ---------  -------  -------  -------
Amounts reported on a GAAP basis..................................... $ 4,898.9  $ 4,198.8  $ 496.1  $ 648.9  $ 482.2
                                                                      =========  =========  =======  =======  =======

Other significant accounting practices are as follows:

Investments
Bonds not backed by other loans are principally stated at amortized cost and the discount or premium is amortized using the scientific method.

Mortgage-backed bonds (e.g., CMO's) are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities (i.e., the retrospective method). The Company has elected to use actual cost data as of January 1, 1994 as the cost of applying the retrospective adjustment method to securities purchased prior to that date.

Redeemable preferred stocks, which have the characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other preferred stocks are recorded at market value.

Unaffiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Prior to January 1, 2001, the related net unrealized capital gains (losses) were reported in unassigned surplus without any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term, highly liquid investments with original maturities of three months or less, and are principally stated at amortized cost.

The Lincoln National Life Insurance Company

The Company uses various derivative instruments as part of its overall liability-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments that qualify for hedge accounting, and meet the criteria of an effective hedge, on a basis consistent with that of the item hedged, with the related net unrealized capital gain or loss reported in unassigned surplus, when applicable, along with any adjustment for federal income taxes. Prior to January 1, 2001, the related net unrealized capital gains and losses were reported in unassigned surplus without any adjustment for federal income taxes. The Company accounts for derivatives securities that do not meet the criteria to qualify for hedge accounting at fair value, and the related changes in fair value are recognized in current operations. The fair values of the Company's derivative securities are based on industry standard pricing models that are commercially available.

Upon termination, gains and losses on those derivative instruments that qualify for hedge accounting are included in the carrying values of the underlying hedged items or deferred in IMR, where applicable, and are amortized over the remaining lives of the hedged items as adjustments to investment income. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

Hedge accounting is applied as indicated above after the Company determines that the items to be hedged expose the Company to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. government obligations or foreign exchange risk. Moreover, the derivatives used to hedge those exposures are designated as hedges and reduce the indicated risk by demonstrating a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items are sold, terminated or matured, the change in value of the derivatives is included in net income.

The Company's insurance subsidiaries are reported at their underlying statutory equity. The Company's noninsurance subsidiaries, which have no significant ongoing operations other than for the Company and its affiliates, are reported based on the underlying GAAP equity of the subsidiaries, adjusted to a statutory basis. The net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses. Prior to January 1, 2001, the Company reported its noninsurance subsidiaries based on the underlying GAAP equity of the subsidiaries.

The Company has minor ownership interests in joint ventures and carries these investments based on its interest in the underlying GAAP equity of the investee.

Mortgage loans on real estate are reported at aggregate unpaid balances, less allowances for impairment. A mortgage loan is considered to be impaired, when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. The impairment is considered to be other than temporary when management determines foreclosure is probable. Then the mortgage loan is written down to fair value and a realized loss is recognized.

Policy loans are reported at unpaid balances.

Real estate occupied by the Company is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Prior to January 1, 2001, real estate, other than that occupied by the Company was reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Realized capital gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks, which result from impairment or premium and discount amortization are credited or charged to income. Other changes in the admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks are credited or charged directly to unassigned surplus.

Loaned Securities
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, the Company will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in the Company's balance sheet in accordance with accounting guidance for secured borrowings and collateral. The Company's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. The Company values collateral daily and obtains additional collateral when deemed appropriate.

Goodwill
Goodwill, which represents the excess, subject to certain limitations, of the ceding commission over statutory-basis net assets of business purchased under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years. Goodwill is evaluated periodically for impairment, and if determined to be impaired, is written down to fair value, with the amount of the write down recorded as a realized loss.

Premiums
Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

Benefits

Life, annuity and accident and health benefit reserves are computed in accordance with actuarial standards. The reserves are based on actuarial assumptions that produce reserves at

The Lincoln National Life Insurance Company least as great as those called for in any contract provision as to reserve basis and method, and are in accordance with all other contract provisions. The reserves are at least as great as the minimum aggregate amounts required by the Insurance Department.

The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

Ordinary policies issued substandard are valued on the multiple table reserve basis. A reserve of 50% of the net extra premiums is carried on policies with flat extra premiums.

As of December 31, 2001, the Company has $71.4 million in reserves on $11.2 billion of insurance inforce on the life line of business, for which the gross premiums are less than the net premiums according to the standard of valuation required by the Insurance Department. The Company anticipates investment income as a factor in the premium deficiency calculation.

Tabular interest, tabular reserves less actual reserves released and tabular cost have been determined by formula or from the basic data for such items. Tabular interest on funds not involving life contingencies has been determined by formula or from the basic data for such items.

Net of reinsurance, liabilities related to guaranteed investment contracts are equal to fund balances. Other deposit-type liabilities, such as supplemental contracts without life contingencies, annuities certain and dividend accumulations, are calculated by discounting the liabilities at prescribed interest rates.

Reinsurance Ceded and Assumed
Reinsurance premiums, benefits paid and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on investments managed by the Company are reported in net investment income.

The Company enters into reinsurance agreements with other companies in the normal course of business. Prior to the acquisition of LNC's reinsurance operations by Swiss Re on December 7, 2001, LNC's insurance subsidiaries assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC's reinsurance operations. Assets and liabilities on the balance sheets, and premiums and benefits on the statements of operations, which result from reinsurance contracts, are netted in accordance with accounting practices prescribed by the Indiana Department of Insurance, including the Swiss Re indemnity reinsurance transactions.

Pension Benefits
Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

Income Taxes
The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Stock Options
The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of LNC's common stock at the grant date, or other measurement date, over the amount an employee or agent must pay to acquire the stock.

Assets Held in Separate Accounts and Liabilities Related to Separate Accounts Separate account assets and liabilities reported in the accompanying balance sheets represent segregated funds administered and invested for the exclusive benefit of pension and variable life and annuity contractholders and for which the contractholders, rather than the Company, bear the investment risk. Separate account assets and liabilities are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are reported as separate account investment management and administration service fees. Mortality charges on variable universal life contracts are reported as expense charges on deposit funds in the accompanying statements of operations. Fees charged relative to variable life and annuity administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in separate account investment management and administration service fees.

Reclassifications
Certain amounts reported in the prior years' statutory-basis financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications had no effect on unassigned surplus or net income of the prior years.
--------------------------------------------------------------------------------
2. Accounting Change and Permitted Statutory Accounting Practice

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Indiana. Effective January 1, 2001, the State of Indiana required that insurance companies domiciled in Indiana prepare their statutory-basis financial statements in accordance with the NAIC APPM.

Accounting changes adopted to conform to the provisions of the NAIC APPM are reported as changes in accounting princi-

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
2. Accounting Change and Permitted Statutory Accounting Practice (continued)

ples. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased capital and surplus by $8.7 million as of January 1, 2001. Included in this total adjustment are the following items:

                                                           Increase
                                                          (Decrease)
                                                            Surplus
                                                         -------------
                                                         (in millions)
                                                         -------------
          Deferred tax asset............................     $110.8...
          Employee benefit plans........................       18.2...
          AVR beginning value adjustment for other asset
           changes......................................        9.4...
          Cost of collection............................        2.0...
          Home office real estate.......................      (3.8)...
          Mortgage loans impairment.....................      (5.2)...
          Derivatives...................................      (9.6)...
          Company owned furniture, equipment and
           plane........................................     (11.7)...
          Bonds and stocks..............................     (41.0)...
          Tax deficiency reserve........................     (60.4)...
                                                            ------
          Total.........................................    $  8.7
                                                            ======

In 2001, the Company received written approval from the Insurance Department to pay dividends from paid-in surplus, instead of from unassigned surplus, if there is no earned surplus, or an insufficient amount of earned surplus, to pay the requested dividend, subject to the Indiana Insurance Commission's approval. The Insurance Department also granted the Company permission to retroactively reclassify dividends paid from earned surplus in 2001 to paid-in surplus. Dividends paid in 2001 from paid-in surplus, after the retroactive adjustment, totaled $495.0 million.

The Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Indiana for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the Indiana Insurance Law. The NAIC APPM has been adopted as a component of prescribed or permitted practices by the state of Indiana, however; Indiana has required the use of particular mortality tables to compute reserves for certain types of life insurance policies, which result in higher reserves than would be required under NAIC APPM. The use of the mortality tables required by Indiana, rather than reserve calculation pursuant to NAIC APPM, resulted in a decrease to gain from operations before federal income taxes and net realized loss on investments for the year ended December 31, 2001 of $68.9 million, and a decrease to capital and surplus as of December 31, 2001 of $162.7 million.
--------------------------------------------------------------------------------
3. Investments

The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds at December 31, 2001, and 2000 are summarized as follows:

                                Cost or    Gross      Gross
                               Amortized Unrealized Unrealized   Fair
                                 Cost      Gains      Losses     Value
                               --------- ---------- ---------- ---------
                                             (in millions)
                               -----------------------------------------
        At December 31, 2001:
          Corporate........... $19,283.8   $665.0     $488.5   $19,460.3
          U.S. government.....     325.8     55.9        4.7       377.0
          Foreign government..     765.6     43.7        3.8       805.5
          Mortgage-backed.....   3,016.0    114.8       22.7     3,108.1
          State and municipal.      29.8       .3         .6        29.5
                               ---------   ------     ------   ---------
                               $23,421.0   $879.7     $520.3   $23,780.4
                               =========   ======     ======   =========
        At December 31, 2000:
          Corporate........... $17,205.5   $430.8     $542.0   $17,094.3
          U.S. government.....     324.2     64.2        2.5       385.9
          Foreign government..     812.6     35.9       27.9       820.6
          Mortgage-backed.....   3,499.0     89.9       34.2     3,554.7
          State and municipal.      11.2       --         .1        11.1
                               ---------   ------     ------   ---------
                               $21,852.5   $620.8     $606.7   $21,866.6
                               =========   ======     ======   =========

The cost or amortized cost of bonds at December 31, 2001 and 2000 has been reduced by adjustments of $248.7 million and $58.3 million, respectively, to decrease cost or amortized cost as a result of write-downs of these investments due to impairment and/or the Securities Valuation Office of the NAIC ("SVO") designating certain investments as in or near default.

The Lincoln National Life Insurance Company

A summary of the cost or amortized cost and the fair value of investments in bonds at December 31, 2001, by contractual maturity, is as follows:

                                              Cost or
                                             Amortized   Fair
                                               Cost      Value
                                             --------- ---------
                                                (in millions)
                                             --------- ---------
               Maturity:
                 In 2002.................... $   711.6 $   723.7
                 In 2003-2006...............   4,918.6   5,035.2
                 In 2007-2011...............   7,682.8   7,662.6
                 After 2011.................   7,092.1   7,250.8
                 Mortgage-backed securities.   3,015.9   3,108.1
                                             --------- ---------
               Total........................ $23,421.0 $23,780.4
                                             ========= =========

The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

Proceeds from sales of investments in bonds during 2001, 2000 and 1999 were $5.6 billion, $2.9 billion and $5.4 billion, respectively. Gross gains during 2001, 2000 and 1999 of $146.3 million, $56.0 million and $95.4 million, respectively, and gross losses of $171.4 million, $116.5 million and $195.5 million, respectively, were realized on those sales.

At December 31, 2001 and 2000, investments in bonds, with an admitted asset value of $21.4 million and $99.9 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. At December 31, 2001, the Company held foreign-currency dominated securities with a U.S. dollar equivalent par value of $80.1 million.

At December 31, 2001, the Company held unrated or less-than-investment grade corporate bonds of $1.7 billion, with an aggregate fair value of $1.6 billion. Those holdings amounted to 7.34% of the Company's investments in bonds and less than 4.89% of the Company's total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in unassigned surplus. The cost or amortized cost of preferred stock and unaffiliated common stock, gross unrealized gains and losses and the fair value of such investments at December 31, 2001, and 2000 are as follows:

                                Cost or    Gross      Gross
                               Amortized Unrealized Unrealized Fair
                                 Cost      Gains      Losses   Value
                               --------- ---------- ---------- -----
                                           (in millions)
                               --------- ---------- ---------- -----
           At December 31,
            2001:
             Preferred stocks.  $223.6     $ 5.5      $  .6    228.5
                               =====================================
             Unaffiliated
              common stocks...   107.4      15.2       15.1    107.5
                               =====================================
           At December 31,
            2000:
             Preferred stocks.   261.7       2.9       25.1    239.5
                               =====================================
             Unaffiliated
              common stocks...   145.7      30.7       14.7    161.7
                               =====================================

The cost or amortized cost of preferred stocks at December 31, 2001 and 2000 has been reduced by adjustments of $14.9 million and $7.6 million, respectively, to decrease amortized cost as a result of write-downs of these investments due to impairment and/or the SVO designating certain investments as low or lower quality.

During 2001, the minimum and maximum lending rates for mortgage loans were 6.3% and 10.0%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 79.5%. At December 31, 2000, the Company held mortgages aggregating $5.0 million with interest overdue beyond 180 days (excluding accrued interest). No interest was past due 180 days or more on mortgages at December 31, 2001. At December 31, 2001 and 2000 impaired loans with a related allowance ($2.5 million and $5.2 million, respectively) for credit losses are $21.7 million and $24.1 million, respectively. The average recorded investment in impaired loans is $23.3 million and $30.l million at December 31, 2001 and 2000, respectively. The Company recognized interest income of $2.8 million during the period the loans were impaired for each of the years ended December 31, 2001 and 2000. At December 31, 2001 and 2000, there was no nonadmitted interest due on these mortgage loans. Mortgage loans balances do not include any taxes, assessments or amounts advanced as of December 31, 2001 or 2000. There are no impaired mortgage loans without an allowance for credit losses at December 31, 2001 or 2000.

All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

The total recorded investment in restructured mortgage loans, at December 31, 2001 and 2000 is $5.2 million and $4.1 million, respectively. The realized capital losses related to these loans were $.7 million and $.5 million at December 31, 2001 and 2000, respectively. The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The Lincoln National Life Insurance Company

Components of the Company's investments in real estate are summarized as follows:

                                                    December 31
                                                   2001    2000
                                                  --------------
                                                   (in millions)
                                                  --------------
              Properties occupied by the Company:
                Land............................. $  1.8  $  2.5
                Buildings........................    4.9    10.5
                Less accumulated depreciation....    (.5)   (2.5)
                                                  ------  ------
                                                     6.2    10.5
              Properties held for sale:
                Land.............................   41.3    45.8
                Buildings........................  219.3   238.3
                Other............................   19.9    16.3
                Less accumulated depreciation....  (36.9)  (39.2)
                                                  ------  ------
                                                   243.6   261.2
                                                  ------  ------
              Total real estate.................. $249.8  $271.7
                                                  ======  ======

The major categories of net investment income are as follows:

                                              Year ended December 31
                                              2001     2000     1999
                                            --------------------------
                                                  (in millions)
                                            --------------------------
         Income:
           Bonds........................... $1,724.3 $1,744.3 $1,840.6
           Preferred stocks................     22.0     21.3     20.3
           Unaffiliated common stocks......      2.4      4.9      6.3
           Affiliated common stocks........     79.8     10.2      7.8
           Mortgage loans on real estate...    326.5    328.1    321.0
           Real estate.....................     42.3     41.4     57.8
           Policy loans....................    111.0    109.8    101.7
           Other investments...............     70.5     58.7     50.6
           Cash and short-term investments.     58.2     77.9     95.9
                                            -------- -------- --------
         Total investment income...........  2,437.0  2,396.6  2,502.0
         Expenses:
           Depreciation....................     10.5     12.8     14.4
           Other...........................    298.1    258.3    284.4
                                            -------- -------- --------
         Total investment expenses.........    308.6    271.1    298.8
                                            -------- -------- --------
         Net investment income............. $2,128.4 $2,125.5 $2,203.2
                                            ======== ======== ========

Nonadmitted accrued investment income at December 31, 2001 amounted to $9.9 million and consists principally of investment income on bonds that is over 90 days past due. No accrued investment income was nonadmitted at December 31, 2000.

Net realized capital gains (losses) on investments are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                                                                      2001     2000    1999
                                                                                                     -----------------------
                                                                                                          (in millions)
                                                                                                     -----------------------
Net realized capital gains (losses) on investments.................................................. $(235.1) $(60.3) $ 20.8
Less amount transferred to IMR (net of related taxes (credits) of $4.3, ($16.0) and ($31.4) in 2001,
 2000 and 1999, respectively).......................................................................     7.9   (29.7)  (58.3)
                                                                                                     -------  ------  ------
                                                                                                      (243.0)  (30.6)   79.1
Less federal income taxes (credits) on realized gains (losses)......................................    17.3   (58.5)  (35.3)
                                                                                                     -------  ------  ------
Net realized capital gains (losses) net of income tax expense and excluding net transfers to the IMR $(260.3) $ 27.9  $114.4
                                                                                                     =======  ======  ======

The Lincoln National Life Insurance Company

4. Subsidiaries


At December 31, 2001, the Company owned 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("LNY"). At December 31, 2000, the Company also owned 100% of the outstanding common stock of two other insurance subsidiaries, Lincoln National Health &
Casualty Insurance Company and Lincoln National Reassurance Company, which were sold during 2001. A realized loss of $12.5 million was realized on these sales. The Company owns 100% of the outstanding common stock of five non-insurance company subsidiaries: Lincoln National Insurance Associates ("LNIA"), Lincoln Financial Distributors, Inc. ("LFD"), which was formerly known as Sagemark Consulting, Inc., Wakefield Tower Alpha Limited ("Wakefield"), Lincoln Realty Capital Corporation ("LRCC") and Lincoln Life & Annuity Distributors, Inc. ("LLAD").

Statutory-basis financial information related to the insurance subsidiaries is summarized as follows (in millions):

                                 December 31, 2001 December 31, 2000
                                 -----------------------------------
                                  First             First
                                  Penn      LNY     Penn      LNY
                                 -----------------------------------
           Cash and invested
            assets.............. $1,487.4 $1,945.7 $1,376.9 $1,947.0
           Other assets.........     81.1     42.4     41.6     41.7
           Separate account
            asset...............       --    356.4       --    329.8
                                 -------- -------- -------- --------
           Total admitted
            assets.............. $1,568.5 $2,344.5 $1,418.5 $2,318.5
                                 ======== ======== ======== ========
           Insurance reserves... $1,415.1 $1,760.7 $1,305.3 $1,772.1
           Other liabilities....     76.4     36.8     41.8     48.0
           Separate account
            liabilities.........       --    356.4       --    329.8
           Capital and surplus..     77.0    190.6     71.4    168.6
                                 -------- -------- -------- --------
           Total liabilities and
            capital and
            surplus............. $1,568.5 $2,344.5 $1,418.5 $2,318.5
                                 ======== ======== ======== ========

                                               Year ended
                                   December 31, 2001 December 31, 2000
                                   ----------------------------------
                                    First             First
                                    Penn       LNY    Penn       LNY
                                   ------    ------- --------  -------
             Revenues............. $349.7    $395.0  $327.6    $389.8
             Benefits and expenses  343.2     363.4   322.2     341.8
             Net realized losses..   (8.2)    (12.2)     --      (2.2)
                                   ------    ------   ------   ------
             Net income (loss).... $ (1.7)   $ 19.4  $  5.4    $ 45.8
                                   ======    ======   ======   ======

LNIA was purchased in 1998 for $.6 million and has an admitted asset value of $2.0 million at December 31, 2001. LFD is a broker dealer that was acquired in connection with a reinsurance transaction completed in 1998 and has an admitted asset value of $7.0 million at December 31, 2001. Wakefield was formed in 1999 to engage in the ownership and management of investments and has an admitted asset value of $280.6 million at December 31, 2001. Wakefield's assets as of December 31, 2001 consist entirely of investments in bonds. LRCC was formed in 1999 to engage in the management of certain real estate investments. It was capitalized with cash and three real estate investments of $12.7 million and has an admitted asset value of $26.3 million at December 31, 2001. LLAD was formed in 2000 to distribute the Company's products to its customers and has an admitted asset value of $40.0 million at December 31, 2001.

The carrying value of all affiliated common stocks, was $623.5 and $743.0 million at December 31, 2001 and 2000, respectively. The cost basis of investments in subsidiaries as of December 31, 2001 and 2000 was $750.2 million and $1.1 billion, respectively. Included in the change in differences in cost and admitted investment amounts in the Statement of Changes in Capital and Surplus is a net decrease in the unrealized loss on investments in subsidiaries for the year ended December 31, 2001 of $61.7 million, related to the change in carrying values of the Company's investments in its subsidiaries and affiliates.

During 2001, 2000 and 1999, the subsidiaries paid dividends to the Company of $74.6 million, $11 million and $5.2 million, respectively.

The Company has no investments in subsidiaries, controlled entities, affiliated entities, joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company did not recognize any impairment write-downs for its investments in subsidiaries during the statement period.

The Lincoln National Life Insurance Company

5. Federal Income Taxes


Income before federal income taxes differs from taxable income in 2001 principally due to tax expense on the deferred gain from the sale of the reinsurance operations (see Note 9), offset by tax-exempt investment income and dividends-received tax deductions. In 2000 and 1999, income before federal income taxes differs from taxable income principally due to tax exempt investment income and dividends-received tax deductions.

Capital gains (losses) of $63.7 million, ($174.0 million) and ($151.7 million), were recognized in 2001, 2000 and 1999, respectively. The losses were carried back to recover taxes paid in prior years.

The Company paid (received) $9.6 million, ($42.6 million) and $45.3 million to
(from) LNC in 2001, 2000 and 1999, respectively, for federal income taxes.

The components of the net deferred tax asset are as follows:

                                             December 31, January 1,
                                                 2001        2001
                                             ----------------------
                                                  (in millions)
                                             ----------------------
            Gross deferred tax assets.......   $ 797.5     $ 721.8
            Gross deferred tax liabilities..    (156.1)     (250.2)
            Deferred tax assets non-admitted    (461.2)     (360.8)
                                               -------     -------
            Net deferred tax asset..........   $ 180.2     $ 110.8
                                               =======     =======

The components of income tax expense are as follows:

                                                2001     2000    1999
                                               -----------------------
                                                    (in millions)
                                               -----------------------
         Current federal income tax:
           Federal income tax expense on
            operations........................  $456.5  $ 94.9  $ 85.4
           Federal income tax expense
            (credit) on realized gains
            (losses)..........................    17.3   (58.5)  (35.3)
                                               -------  ------  ------
         Total current federal income tax in
          net income..........................   473.8    36.4    50.1
         Change in deferred tax:
           Change in deferred tax assets......   (75.7)     --      --
           Change in deferred tax liabilities.   (94.1)     --      --
           Change in non-admitted deferred
            tax asset.........................   100.4      --      --
                                               -------  ------  ------
         Net change in net deferred tax asset.   (69.4)     --      --
                                               -------  ------  ------
         Total federal income tax............. $ 404.4  $ 36.4  $ 50.1
                                               =======  ======  ======

The Company's income tax expense differs from the amount obtained by applying the federal statutory rate of 35% to Net Gain from Operations After Dividends to Policyholders for the following reasons:

                                                2001    2000    1999
                                               ----------------------
                                                    (in millions)
                                               ----------------------
          Expected federal income tax
           expense............................ $313.5  $222.9  $169.4
          Gain from sale of reinsurance
           agreements.........................  310.0    (2.8)   25.1
          Tax preferred investment income.....  (99.5)  (71.9)  (60.9)
          Income tax credits..................  (39.0)  (17.5)  (16.7)
          Amortization of capitalized software  (14.5)  (13.6)  (11.8)
          (Payment) accrual of contingency
           items..............................  (14.3)   15.7    21.8
          Other amounts.......................    0.3   (37.9)  (41.5)
                                               ------  ------  ------
          Tax expense on net income before
           realized capital gains (losses)....  456.5    94.9    85.4
          Tax on realized capital gains.......   17.3   (58.5)  (35.3)
                                               ------  ------  ------
          Total income tax expense............ $473.8  $ 36.4  $ 50.1
                                               ======  ======  ======

Under prior income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." The Company has approximately $187 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related tax liability has been recognized. If the entire balance of the account became taxable under the current federal income tax rate, the tax would be approximately $65.5 million. No deferred tax liabilities are recognized related to the Policyholders' Surplus Account.
--------------------------------------------------------------------------------
6. Reserves and Reinsurance
The balance sheet caption "Reinsurance recoverable" includes amounts recoverable from other insurers for claims paid by the Company of $183.1 and $123.5 million at December 31, 2001 and 2000, respectively.

The balance sheet caption, "Total policy and contract liabilities," has been reduced for insurance ceded in the amounts of $6.6 billion and $5.2 billion as of December 31, 2001 and 2000, respectively.

Reinsurance transactions, excluding assumption reinsurance, included in the income statement captions, "Life and annuity premiums" and "Accident and health premiums" are as follows:

                                         Year ended December 31
                                         2001      2000     1999
                                       --------  -------- --------
                                              (in millions)
                                       ---------------------------
              Insurance assumed....... $2,630.9  $3,952.9 $2,606.5
              Insurance ceded.........  3,200.8   2,766.6  1,675.1
                                       --------  -------- --------
              Net reinsurance premiums $ (569.9) $1,186.3 $  931.4
                                       ========  ======== ========

The Lincoln National Life Insurance Company

The income statement caption, "Benefits and settlement expenses," is net of reinsurance recoveries of $3.3 billion, $1.9 billion and $2.6 billion for 2001, 2000 and 1999, respectively.

Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Premiums and fees in course of collection," are as follows:

                                          December 31, 2001
                                       ----------------------
                                                       Net of
                                       Gross   Loading Loading
                                       ------  ------- -------
                                            (in millions)
                                       ----------------------
                 Ordinary new business $  5.4   $(7.0) $ (1.6)
                 Ordinary renewal.....  (73.5)   (2.5)  (76.0)
                 Group life...........    6.9     1.0     7.9
                                       ------   -----  ------
                                       $(61.2)  $(8.5) $(69.7)
                                       ======   =====  ======

                                          December 31, 2000
                                       ------------------------
                                                        Net of
                                       Gross  Loading  Loading
                                       ------ -------- --------
                                            (in millions)
                                       ------------------------
                 Ordinary new business $ 13.0 $    8.1 $    4.9
                 Ordinary renewal.....   57.9     15.7     42.2
                 Group life...........    9.7       .2      9.5
                                       ------ -------- --------
                                       $ 80.6 $   24.0 $   56.6
                                       ====== ======== ========

At December 31, 2001, the Company's annuity reserves and deposit fund liabilities, including separate accounts, which are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                                      Amount   Percent
                                                     --------- -------
                                                       (in millions)
                                                     ----------------
         Subject to discretionary withdrawal with
          adjustment:
           With market value adjustment.............  $2,367.0     4%
           At book value, less surrender charge.....   2,457.5     5%
           At market value..........................  36,344.6    64%
                                                     ---------   ---
         Total......................................  41,169.1    73%
         Subject to discretionary withdrawal
          without adjustment at book value
          with minimal or no charge or
          adjustment................................  12,594.2    22%
         Not subject to discretionary withdrawal....   2,906.3     5%
                                                     ---------   ---
         Total annuity reserves and deposit fund....  56,669.6   100%
                                                     =========   ===
         Less reinsurance ceded.....................   1,225.3
                                                     ---------
         Net annuity reserves and deposit fund
           liabilities, including separate accounts. $55,444.3
                                                     =========

At December 31, 2001, the Company had variable annuity policies and variable universal life policies with guaranteed minimum death benefits as follows:

                                          Amount of
                               Subjected Reserve Held Reinsurance
                                Account    (Net of      Reserve
                                 Value   Reinsurance)   Credit
                               --------- ------------ -----------
                                         (in millions)
                               ----------------------------------
              Variable annuity $37,843.8    $46.7        $9.2
              Variable life...     114.7     23.8          --
                               ---------    -----        ----
              Total........... $37,958.5    $70.5        $9.2
                               =========    =====        ====

--------------------------------------------------------------------------------
7. Capital and Surplus

In 1998, the Company issued two surplus notes to LNC in return for cash of $1.25 billion. The first note, for $500.0 million, issued to LNC, calls for the Company to pay the principal amount of the notes on or before March 31, 2028, with interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2.3 billion at December 31, 2001), and subject to approval by the Indiana Insurance Commissioner.

The second note for $750.0 million, issued to LNC, calls for the Company to pay the principal amount of the notes on or before December 31, 2028, with interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2.4 billion at December 31, 2001), and subject to approval by the Indiana Insurance Commissioner.

The Lincoln National Life Insurance Company

A summary of the terms of these surplus notes follows (in millions):

                                   Principal
                                  Outstanding  Current  Inception   Accrued
                                       at        Year    to Date  Interest at
                     Principal    December 31, Interest Interest  December 31,
 Date Issued       Amount of Note     2001       Paid     Paid        2001
 -----------       -------------- ------------ -------- --------- ------------
 January 5, 1998..    $  500.0      $  500.0    $41.0    $130.7          --
 December 18, 1998       750.0         750.0     56.5     137.2          --
                      --------      --------    -----    ------     -------
 Total............    $1,250.0      $1,250.0    $97.5    $267.9          --
                      ========      ========    =====    ======     =======

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 2001, the Company exceeds the RBC requirements.

The payment of dividends by the Company to LNC is limited and cannot be made except from earned profits of the Company and, in certain circumstances, without prior approval of the Indiana Insurance Commissioner. Ordinary dividends to LNC are restricted to the greater of 2001 statutory basis net income or 10% of statutory basis capital and surplus at December 31, 2001. In 2002, the Company can pay dividends of $300.6 million without the prior approval of the Indiana Insurance Commissioner, based on unassigned surplus available as stated in the December 31, 2001 Annual Statement filed with the Insurance Department (see Note 14).

Total assets have been decreased by $813.6 million for non-admitted assets as required by statutory guidance.

The Company is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the State of Indiana, the Company is also subject to the regulatory requirements that the State of
New York imposes upon accredited reinsurers.
--------------------------------------------------------------------------------
8. Employee Benefit Plans

LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans, supplemental retirement plans, a salary continuation plan, supplemental executive retirement plan and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis Statements of Operations or Balance Sheets for any of the periods shown.

LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death. Options granted prior to 1992 are exercisable one year after the date of grant and options issued subsequent to 1991 become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

In 2000, as a result of changes in the interpretation of the existing accounting rules for stock options, LNC and the Company decided not to continue issuing stock options to agents that do not meet the stringent definition of a common law employee. In the first quarter of 2000, LNC adopted a stock appreciation right ("SAR") program as a replacement to the agent stock option program. The first awards under this program were also made in the first quarter of 2000. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

LNC recognizes compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through net income. This accounting treatment causes volatility in income as a result of changes in the market value of LNC stock. LNC hedges this volatility by purchasing call options on LNC stock. Call options hedging the vested SARs are also marked-to-market through net income. The compensation expense and hedge income (expense) do not affect the statutory-basis financial statements of the Company.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
8. Employee Benefit Plans (continued)


As of December 31, 2001, there were 4,277,588 and 1,277,275 shares of LNC common stock subject to options granted to Company employees and agents, respectively, under the stock option incentive plans of which 2,718,859 and 806,307, respectively, were exercisable on that date. The exercise prices of the outstanding options range from $13.86 to $56.75. During 2001, 2000 and 1999, 3,175,782, 935,986 and 1,044,078 options became exercisable, respectively, 946,843, 190,100 and 318,421 options were exercised, respectively, and 227,141, 383,364 and 82,024 options forfeited, respectively.

As of December 31, 2001, there were 8,475 and 1,111,467 shares of LNC common stock subject to SARs granted to Company employees and agents, respectively, under the SAR pro gram. Of the SARs granted, 102,297 granted to agents, were exercisable as of that date. The exercise prices of the outstanding SARs range from $24.72 to $48.19. During 2001 and 2000, 177,485 and 8,500 SARs became exercisable, respectively, 15,200 and 5,100 SARs were forfeited, respectively and in 2001, 63,388 SARs were exercised. No SARs were exercised in 2000.

Effective July 1, 1999, the Company's agent postretirement plan was changed to require agents retiring on or after that date to pay the full premium costs. This change to the Plan resulted in a one-time curtailment gain of $1.4 million in 1999.
--------------------------------------------------------------------------------
9. Restrictions, Commitments and Contingencies

Marketing and Compliance Matters
Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

Group Pension Annuities
The liabilities for guaranteed interest and group pension annuity contracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these liabilities. Due to the long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

Leases
The Company leases its home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. The Company also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease ending in 2009 or on the last day of any of the renewal periods. Rental expense on these leases was $28.4 million in 2001. The company receives rental income from affiliates for their use of a portion of the home office properties, which partially offsets rental expense. Such rental income amounted to $3.2 million in 2001. Total rental expense on other operating leases in 2001 was $12.0 million. Total rental expense on all operating leases in 2000 and 1999 was $45.6 million and $44.5 million, respectively. At December 31, 2001, future minimum rental commitments are as follows (in millions):

                               2002...... $ 37.9
                               2003......   35.0
                               2004......   34.1
                               2005......   33.1
                               2006......   33.4
                               Thereafter   64.8
                                          ------
                                          $238.3
                                          ======

Information Technology Commitment
In February 1998, the Company signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Total costs incurred in 2001, 2000 and 1999 were $62.8 million, $65.1 million and $67.4 million respectively. Future minimum annual costs range from $40.9 million to $56.8 million, however future costs are dependent on usage and could exceed these amounts.

Reinsurance Contingencies
On December 7, 2001, Swiss Re Life & Health America, Inc. ("Swiss Re") acquired LNC's reinsurance operation for $2.0 billion. In addition, LNC retained approximately $500.0 million of statutory capital supporting the reinsurance operation. The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised the LNC's reinsurance operation. Two of the stock companies sold, Lincoln National Health & Casualty Insurance Company and Lincoln National Reassurance Company, were wholly-owned subsidiaries of the Company. As a result, and because a significant amount of the reinsurance business subject to the indemnity reinsurance transactions was written through the Company, the Company

The Lincoln National Life Insurance Company received $1.84 billion of the $2.0 billion proceeds and retained approximately $250.0 million of the statutory capital.

A pre-tax loss of $12.5 million was recognized by the Company on the sale of the subsidiaries. A statutory gain of $1.5 billion was generated under the indemnity reinsurance agreements. This gain was reported as a direct adjustment to unassigned surplus (net of related income taxes) and recognition of the surplus increase as income will be reported on a net-of-tax basis as earnings emerge from the business reinsured, in accordance with the requirements of Statement on Statutory Accounting Principles No. 61, Life, Deposit-Type, and Accident and Health Reinsurance. During 2001, the Company recognized as income $8.0 million of the deferred gain.

LNC and Swiss Re have not agreed upon the final closing financial statements associated with the December 7, 2001 transactions. There are currently disputed matters of approximately $500.0 million, which relate primarily to personal accident business reserves and recoverables. LNC's ongoing indemnification to Swiss Re on the underlying reinsurance business is limited to the personal accident business. Pursuant to the purchase agreement, LNC's exposure is capped at $100.0 million for net future payments under the personal accident programs in excess of $148.0 million, which represents the personal accident liabilities, net of the assets held for reinsurance recoverable at December 31, 2000. Up to $200.0 million of net payments in excess of the net liabilities will be shared on a 50/50 basis between LNC and Swiss Re. LNC has no continuing indemnification risk to Swiss Re on other reinsurance lines of business.

Under the timeframe provided for within the acquisition agreement for dispute resolution, it is probable that the earliest point that these matters will be agreed upon would be the second quarter of 2002. If the parties are unable to reach agreement, and these matters go to arbitration, an ultimate resolution of these matters may take several additional months. Upon reaching agreement as to the final closing financial statements, it is possible that the Company could record adjustments to the realized loss on the sale of subsidiaries, to income, or to the amount of gain reported as a direct adjustment to unassigned surplus. Another aspect of a potential dispute resolution could result in LNC and the Company agreeing to transfer assets to Swiss Re until the adequacy of certain reserves and related recoverables can be determined. In that event, LNC and the Company's future investment income would be reduced to the extent that any such dispute resolution would result in Swiss Re's retention of the related investment income during the timeframe that Swiss Re would hold the invested assets. While uncertainty exists as to how these disputed matters will finally be resolved, at the present time the Company believes the amounts reported within the Company's statutory-basis financial statements as of and for the year ended December 31, 2001 represent the best estimate of the ultimate outcome of Swiss Re's acquisition of the Company's reinsurance business.

Other Insurance Ceded and Assumed
On November 1, 1999, the Company closed its previously announced agreement to transfer a block of disability income business to MetLife. Under this indemnity reinsurance agree- ment, the Company transferred $490.8 million of cash to MetLife representing the statutory reserves transferred on this business less $17.8 million of purchase price consideration. In accordance with statutory accounting rules on indemnity reinsurance, the gain on sale was reported on a net-of-tax basis as a direct adjustment to surplus. At December 31, 2001, the surplus component of the gain ($64.8 million) related to this transaction is included in the total surplus gain component associated with the aquisition of LNC's reinsurance operations by Swiss Re and is being recognized in income at the rate that earnings are expected to emerge on this reinsurance business.

The Company cedes insurance to other companies. The portion of risks exceeding the Company's retention limit is reinsured with other insurers. The Company limits its maximum coverage that it retains on an individual to $10 million. Portions of the Company's deferred annuity business have also been coinsured with other companies to limit its exposure to interest rate risks. At December 31, 2001, the reserves associated with these reinsurance arrangements totaled $1.1 billion. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and reserves for policy benefits, net of insurance ceded. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

Proceeds from the sale of common stock of American States Financial Corporation ("American States") and proceeds from the January 5, 1998 surplus note, were used to finance an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance and annuity business from CIGNA. In 1999, the Company and CIGNA reached an agreement through arbitration on the final statutory-basis values of the assets and liabilities reinsured. As a result, the Company's ceding commission for this transaction was reduced by $58.6 million in 1999.

The Company assumes insurance from other companies, including certain affiliates. At December 31, 2001, the Company provided $75.3 million of statutory-basis surplus relief to other insurance companies under reinsurance transactions. The Company retroceded 100% of this accepted surplus relief to its off-shore reinsurance affiliates. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $76.1 million and $16.7 million at December 31, 2001 and 2000, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2001, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

The Lincoln National Life Insurance Company

In 2001 and 2000, the Company did not commute any ceded reinsurance. During 2001, the Company recorded reinsurance credits on existing policies of $656.9 million as a result of new or amended reinsurance agreements.

Neither the Company nor any of its affiliates control any non-affiliated reinsurers with which they do business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2001 there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

Surplus would be reduced by $402.4 million at December 31, 2001 if all reinsurance agreements were cancelled. In 2001, the Company established provisions for uncollectible reinsurance on personal accident reinsurance programs in the amount of $105.4 million and the Company wrote off ceded reinsurance balances in the amount of $89.0 million, related to personal accident reinsurance programs based on a refined analysis of the underlying information.

Vulnerability from Concentrations
At December 31, 2001, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2001, 30% of such mortgages, or $1.2 billion, involved properties located in Texas and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $38.7 million.

At December 31, 2001, the Company did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial con- dition. Although the Company does not have any significant concentration of customers, the Company's annuities division has a long-standing distribution relationship with American Funds Distributors that is significant to the Company. In 2001, the American Legacy Variable Annuity sold through American Funds Distributors accounted for approximately 21% of the Company's total gross annuity deposits. The relationship with American Funds Distributors is highly valued by the Company. Both the Company and American Funds Distributors are continuously seeking ways to increase sales and to retain the existing business.

Other Contingency Matters
The Company is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for certain claims in excess of $5.0 million. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of the Company.

During the fourth quarter of 2000, the Company reached an agreement in principle to settle all class action lawsuits alleging fraud in the sale of non-variable universal life and participating whole life insurance policies. It requires that the Company provide benefits and a claim process to policyholders who purchased non-variable universal life and participating whole life policies between January 1, 1981 and December 31, 1998. The settlement covers approximately 431,000 policies. Owners of approximately 4,300 policies have excluded themselves (opted-out) from the settlement and, with respect to these policies, will not be bound by the settlement. Total charges recorded during 2000 for this settlement were $64.7 million. With the court's approval of the settlement in the second quarter of 2001 and the expiration in the third quarter of 2001 of the time to file an appeal, the case was concluded for all policyholders not previously opting out. During the third quarter of 2001, settlement was reached with some of the owners of policies who opted-out of the original settlement. Overall, the third quarter developments relating to these matters were slightly favorable when compared to the assumptions underlying the estimates made in 2000 when the related charges were taken; however, there is continuing uncertainty as to the ultimate costs of settling the remaining opt-out cases. It is management's opinion that such future developments will not materially affect the consolidated financial position of the Company.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

Derivatives
The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. The Company has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. government obligations and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives; however, such changes in value generally are offset by changes in the value of the items being hedged by such contracts. The contract or notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

The Lincoln National Life Insurance Company

                                                              Assets
                                                   -----------------------------
                                   Notional or     Carrying Fair  Carrying Fair
                                Contracts/Amounts   Value   Value  Value   Value
                                ------------------------------------------------
                                   December 31      December 31    December 31
                                ------------------------------------------------
                                  2001      2000     2001   2001    2000   2000
                                ------------------------------------------------
                                                 (in millions)
                                ------------------------------------------------
Interest rate derivatives:
  Interest rate cap agreements.  $1,258.8 $1,558.8   $ .6   $  .6  $ 2.7   $ 0.4
  Swaptions....................   1,752.0  1,752.0     .1      .1    8.2     0.9
  Interest rate swaps..........     335.1    708.2     --    21.0     --    38.1
                                --------- --------   ----   -----  -----   -----
                                  3,345.9  4,019.0     .7    21.7   10.9    39.4
Foreign currency derivatives:
  Foreign currency swaps.......      94.6     37.5    3.8     5.9    2.6     2.5
                                --------- --------   ----   -----  -----   -----
                                $ 3,440.5 $4,056.5   $4.5   $27.6  $13.5   $41.9
                                ========= ========   ====   =====  =====   =====

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts at December 31 is as follows:

                                   Interest Rate Caps      Swaptions
                                   -------------------------------------
                                     2001      2000      2001     2000
                                   -------------------------------------
                                               (in millions)
                                   -------------------------------------
      Balance at beginning of year $1,558.8  $2,508.8  $1,752.0 $1,837.5
      Terminations and maturities.   (300.0)   (950.0)       --    (85.5)
                                   --------  --------  -------- --------
      Balance at end of year...... $1,258.8  $1,558.8  $1,752.0 $1,752.0
                                   ========  ========  ======== ========

                                                                    Financial
                                Interest Rate Swaps Spread-Locks     Futures
                                ----------------------------------------------
                                  2001       2000   2001  2000    2001  2000
                                ----------------------------------------------
   Balance at beginning of year $ 708.2    $ 630.9  $ -- $    --  $ -- $    --
   New contracts...............      --      652.2    --   100.0    --   267.2
   Terminations and maturities.  (373.1)    (574.9)   --  (100.0)   --  (267.2)
                                -------    -------  ---- -------  ---- -------
   Balance at end of year...... $ 335.1    $ 708.2  $ -- $    --  $ -- $    --
                                =======    =======  ==== =======  ==== =======

The Lincoln National Life Insurance Company

                                                         Foreign
                                         Put Options  Currency Swaps
                                         ----------------------------
                                         2001  2000    2001   2000
                                         ---------------------------
            Balance at beginning of year $ -- $ 21.3  $ 37.5  $44.2
            New contracts...............   --     --    80.9     --
            Terminations and maturities.   --  (21.3)  (23.8)  (6.7)
                                         ---- ------  ------  -----
            Balance at end of year...... $ -- $   --  $ 94.6  $37.5
                                         ==== ======  ======  =====

Interest Rate Cap Agreements
The interest rate cap agreements, which expire in 2002 through 2006, entitle the Company to receive payments from the counterparties on specified future dates, contingent on future interest rates. For each cap, the amount of such payments, if any, is determined by the excess of a market interest rate over a strike rate specified in the cap agreement multiplied by the notional amount. The purpose of the Company's interest rate cap agreement program is to hedge against the negative impact of a significant and sustained rise in interest rates in its fixed annuity line of business. At December 31, 2001, the interest rate caps are recorded at market value ($.6 million) in other investments on the balance sheet. All changes in market value are recorded in net realized gain (loss) on investments in the statement of operations. At December 31, 2000, the premiums paid for the interest rate caps were included in other investments (amortized cost of $2.7 million) and were being amortized over the terms of the agreements.

Swaptions
Swaptions, which expire in 2002 and 2003, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate specified in the swaption agreement multiplied by the notional amount. The purpose of the Company's swaption program is to hedge against the negative impact of a significant and sustained rise in interest rates in its fixed annuity line of business. At December 31, 2001 the swaptions are recorded at market value ($.1 million) in other investments on the Balance Sheet. All changes in market value are recorded in net realized gain (loss) on investments in the Statement of Operations. At December 31, 2000, the premiums paid for the swaptions were included in other investments (amortized cost of $8.2 million) and were being amortized over the terms of the agreements. Amortization was included in net investment income.

Interest Rate Swap Agreements
The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price, level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty at a predetermined interest rate. The net re ceipts/payments from interest rate swaps are recorded in net investment income. The Company also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets to support newly acquired blocks of business and certain other portfolios of assets. Once the assets are purchased, the gains (losses) resulting from the termination of the swap agreements are applied to the basis of the assets. The gains (losses) are recognized in earnings over the life of the assets. The interest rate swap agreements for forecasted purchase of assets outstanding at December 31, 2000, related to certain asset portfolio purchases completed in 2001. As a result, no interest rate swap positions hedging forecasted purchases were outstanding at December 31, 2001. Interest rate swaps are valued at amortized cost and recorded in other investments on the balance sheet. All such derivatives instruments owned at December 31, 2001 and 2000 were entered into "at-the-market" and therefore have an amortized cost basis of zero.

Spread-Lock Agreements
Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified government security is larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity government security and the price sensitivity of the swap at that time. The purpose of the Company's spread-lock agreements program is to protect against widening of spreads. While spread-lock agreements are used periodically, there are no spread-lock agreements outstanding at December 31, 2001 or 2000.

Financial Futures Contracts
The Company used exchange-traded financial futures contracts to hedge against interest rate risks on a portion of its fixed maturity securities. Financial futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily. There are no financial futures contracts outstanding at December 31, 2001 or 2000.

Put Options
The Company used put options, combined with various perpetual fixed income securities, and interest rate swaps to replicate fixed income, fixed maturity investments. The risk hedged is a drop in bond prices due to credit concerns with international bond issuers. The put options allowed the Company to put the bonds back to the counterparties at original par. The put options were sold in 2000.

The Lincoln National Life Insurance Company

Foreign Currency Swaps
The Company uses foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a rate of exchange in the future. The carrying value of the Company's foreign currency swaps ($3.8 million) represents fluctuations in the spot exchange rate from the trade date to December 31, 2001 and is included in other investments on the balance sheet.

Additional Derivative Information
Expenses for the agreements and contracts described above amounted to $3.5 million, $7.3 million and $6.2 million in 2001, 2000 and 1999, respectively. Deferred gains of $31.2 million as of December 31, 2001 were primarily the result of terminated interest rate swaps. The deferred gains are included with the related fixed maturity securities to which the hedge applied and are being amortized over the life of the securities to which the respective hedges applied.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). To limit exposure associated with counterparty nonperformance, the Company enters into master netting agreements with its counterparties.

The Company is required to put up collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which the contract is traded. The Company currently puts up cash and U.S. Treasury Bonds to satisfy this collateral requirement.

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts is with investment grade counterparties.
--------------------------------------------------------------------------------
10. Fair Value of Financial Instruments
The following methodologies and assumptions were used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

Bonds
Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments.

Unaffiliated Common Stock and Preferred Stock
Fair values of unaffiliated common and preferred stock are based on quoted market prices, where available. For stock not actively traded, fair values are based on values of issues of comparable yield and quality.

Mortgage Loans on Real Estate
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans
The estimated fair values of investments in policy loans are calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations are based on historical experience.

Other Investments and Cash and Short-Term Investments
The carrying values for assets classified as other investments, cash and cash equivalents and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.

Investment-Type Insurance Contracts
The balance sheet caption "policy and contract liabilities" includes contracts that are considered to be investment-type contracts for GAAP purposes (i.e., universal life, annuity and guaranteed interest contracts). The fair values for the majority of these contracts are based on their approximate surrender values. The fair values for the certain guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet caption "policy and contract liabilities" that do not fit the definition of "investment-type insurance contracts" for GAAP are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and fair values have not been determined by the Company. It is the Company's position that the disclosure

The Lincoln National Life Insurance Company of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-Term Debt
The carrying value of short-term debt approximates fair value.

Surplus Notes due to LNC
Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

Derivatives
The Company employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and industry standard models that are commercially available for all other derivatives.

Investment Commitments
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts
Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets. Seed money deposited into the separate account by the Company is included as a separate account asset, but not as a separate account liability.

The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                                                 December 31
                                                                        2001                    2000
                                                               ----------------------  -----------------------
                                                                Carrying                Carrying
Assets (Liabilities)                                             Value     Fair Value    Value     Fair Value
--------------------------------------------------------------------------------------------------------------
                                                                                (in millions)
                                                               ----------------------------------------------
Bonds......................................................... $ 23,421.0  $ 23,780.4  $ 21,852.5  $ 21,866.6
Preferred stocks..............................................      223.6       228.5       261.7       239.5
Unaffiliated common stocks....................................      107.6       107.6       161.7       161.7
Mortgage loans on real estate.................................    4,098.7     4,241.0     4,102.0     4,132.8
Policy loans..................................................    1,708.7     1,849.2     1,723.5     1,845.0
Other investments.............................................      466.6       466.6       485.0       485.0
Cash and short-term investments...............................    2,697.5     2,697.5     1,448.4     1,448.4
Investment-type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.  (17,545.0)  (17,257.7)  (16,126.3)  (15,850.5)
  Remaining guaranteed interest and similar contracts.........     (122.3)     (128.6)     (243.8)     (247.9)
Short-term debt...............................................     (200.0)     (200.0)     (199.5)     (199.5)
Surplus notes due to LNC......................................   (1,250.0)   (1,160.7)   (1,250.0)   (1,074.5)
Derivatives...................................................        4.5        27.6        13.5        41.9
Investment commitments........................................         --        (5.4)         --        (2.2)
Separate account assets.......................................   38,636.5    38,636.5    43,904.6    43,904.6
Separate account liabilities..................................  (38,634.0)  (38,634.0)  (43,904.6)  (43,904.6)

--------------------------------------------------------------------------------
11. Transactions With Affiliates

LLAD has a nearly exclusive general agent's contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, the Company paid LLAD override commissions of $52.0 million, $57.5 million and $60.4 million in 2001, 2000 and 1999, respectively. LLAD incurred expenses of $34.9 million, $112.9 million and $113.4 million in 2001, 2000 and 1999, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not required to reimburse.

Cash and short-term investments at December 31, 2001 and 2000 include the Company's participation in a short-term cash management program with LNC of $297.9 million and $377.7 million, respectively. Related investment income amounted to $13.9 million, $24.0 million and $16.7 million in 2001, 2000 and 1999, respectively. The short-term loan payable to parent company at December 31, 2001 and 2000 represents notes payable to LNC.

The Company provides services to and receives services from affiliated companies, which resulted in a net payment of $78.0

The Lincoln National Life Insurance Company million, $65.7 million and $49.4 million in 2001, 2000 and 1999, respectively, which is included in underwriting, acquisition, insurance and other expenses.

The Company cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                      Year ended December 31
                                       2001    2000    1999
                                      ------ -------- ------
                                          (in millions)
                                      ----------------------
                    Insurance assumed $ 46.4 $   21.2 $ 19.7
                    Insurance ceded..  950.7  2,192.1  777.6

The balance sheets include reinsurance balances with affiliated companies as follows:

                                                      December 31
                                                     2001     2000
                                                   -------- --------
                                                     (in millions)
                                                   -----------------
           Policy and contract liabilities assumed $  331.1 $  584.4
           Policy and contract liabilities ceded..  1,311.5  1,682.8
           Amounts recoverable on paid and
            unpaid losses.........................    229.3    286.9
           Reinsurance payable on paid losses.....     20.4      9.3
           Funds held under reinsurance treaties--
            net liability.........................  1,588.3  3,294.6

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, the Company holds assets from the reinsurer, including funds held under reinsurance treaties, which totaled $1.0 billion and $814.6 million at December 31, 2001 and 2000, respectively, and is the beneficiary on letters of credit aggregating to $156.6 million and $709.5 million at December 31, 2001 and 2000, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2001 and 2000, LNC guaranteed $156.6 million and $709.5 million, respectively, of these letters of credit. At December 31, 2001 and 2000, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $75.3 million and $133.7 million, respectively, for statutory surplus relief received under financial reinsurance ceded agreements.
--------------------------------------------------------------------------------
12. Separate Accounts
Separate account assets held by the Company consist primarily of mutual funds, long-term bonds, common stocks and short-term investments and are carried at fair value. Substantially none of the separate accounts have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Separate account premiums and annuity considerations amounted to $4.4 billion, $5.7 billion and $4.6 billion in 2001, 2000 and 1999, respectively. Reserves for separate accounts with assets at fair value were $37.6 billion and $42.9 billion at December 31, 2001 and 2000, respectively. All reserves are subject to discretionary withdrawal at market value.

A reconciliation of transfers to the Company from the separate accounts is as follows:

                                           Year ended December 31
                                        2001       2000       1999
                                      ---------  ---------  ---------
                                               (in millions)
                                      -------------------------------
         Transfers as reported in the
          Summary of Operations
          of the separate accounts:
           Transfers to separate
            accounts................. $ 4,440.7  $ 5,719.2  $ 4,573.2
           Transfers from separate
            accounts.................  (4,500.8)  (5,830.0)  (4,933.8)
                                      ---------  ---------  ---------
         Net transfers from separate
          accounts as reported in
          the Summary of
          Operations in
          underwriting acquisition
          and other expenses......... $   (60.1) $  (110.8) $  (360.6)
                                      =========  =========  =========

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
13. Sales, Transfers and Servicing of Financial Assets


As part of the Company's asset management program, securities are sold and reacquired within 30 days of the sale date to enhance the Company's yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2001 and reacquired within 30 days of the sale date are:

                                        Book
                                      Value of    Cost of
                         Number of   Securities Securities   Gain
                        Transactions    Sold    Repurchased (Loss)
                        ------------ ---------- ----------- ------
                                      (in millions)
                        -----------------------------------------
              Bonds:
                NAIC 3.     83.0       $155.8     $151.9    $ (.1)
                NAIC 4.    249.0        355.9      370.3     (3.7)
                NAIC 5.       --           --       27.3     (0.2)
                NR.....     21.0         41.8      549.4     (4.0)

--------------------------------------------------------------------------------
14. Reconciliation to Statutory Annual Statement

In connection with the indemnity reinsurance agreements, the Company and Swiss Re also entered into an administrative services agreement whereby Swiss Re provides administrative services, including accounting services to the Company. In connection with the December 31, 2001 statutory financial statements, Swiss Re provided the Company with certain year-end financial information regarding the business that had been reinsured by Swiss Re. Although the Company disagreed with several adjustments made by Swiss Re, the Company was not provided with sufficient information to reverse the effects of these adjustments from the Annual Statement financial statements and related exhibits and schedules. The Company did, however, record an adjustment to reverse the net effect of the disputed items in the Annual Statement filed with the Insurance Department by recognizing miscellaneous revenue and a miscellaneous asset. Because the asset was not specifically identified as an asset within the NAIC APPM, the Company non-admitted the asset in the December 31, 2001 Annual Statement. Subsequent to the Annual Statement filing, the Company obtained additional information regarding the adjustments Swiss Re had made to the statutory financial information provided to the Company. The Company reversed those adjustments prior to completion of the accompanying statutory-basis financial statements. The adjustments that were reversed were principally associated with reinsurance recoverables for paid and unpaid losses.

The following is a reconciliation of amounts previously reported to state regulatory authorities in the 2001 Annual Statement, and as reported in the accompanying statutory-basis financial statements:

                                                                                                     (in millions)
Capital and surplus as reported in the Company's Annual Statement...................................    $3,096.0
Increase in surplus resulting from reversal of Swiss Re entries.....................................       420.0
                                                                                                       ---------
Capital and surplus as reported in the accompanying audited statutory-basis balance sheet...........   $3,516.0
                                                                                                       =========
Statutory net income as reported in the Company's Annual Statement..................................   $    67.7
Increase in net income resulting from reversal of Swiss Re entries..................................       111.3
                                                                                                       ---------
Statutory net income as reported in the accompanying audited statutory-basis statement of operations   $   179.0
                                                                                                       =========

Report of Independent Auditors

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (the "Company"), a wholly-owned subsidiary of Lincoln National Corporation, as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of The Lincoln National Life Insurance Company at December 31, 2001 and 2000, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln National Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

As discussed in Note 2 to the financial statements, in 2001 the Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Indiana Department of Insurance.

/s/ Ernst & Young LLP
February 1, 2002

                                    PART II
                    CONTENTS OF THIS REGISTRATION STATEMENT

    This Registration Statement comprises the following papers and documents:

    Facing Page

    Cross Reference Sheet


    A Prospectus consisting of 89 Pages relating to the Flexible Premium


       Variable Life Insurance Policies

    Undertaking to File Reports

    Indemnification Undertaking

    Representations Relating to Rule 6e-3(T)

    Representations Relating to Section 26(e)(2)(A) of the Investment Company Act of 1940


    Signature Pages


    Written Consents of the following persons:


       Robert A. Picarello, Esquire
       Vaughn W. Robbins, FSA
       Ernst & Young LLP, Independent Auditors


    Exhibits

                          UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                          INDEMNIFICATION UNDERTAKING

    (a) Brief description of indemnification provisions.

In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.

In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the right of, LNL.

Please refer to Article VII of the By-Laws of LNL (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

    (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

             REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF THE
                         INVESTMENT COMPANY ACT OF 1940

    The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the Policies registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company. This representation applies to all policies sold pursuant to this registration statement, including those sold on the terms specifically described in the prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any policies or prospectus, or otherwise.

EXHIBITS

 1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:
     (1) Resolution of Board of Directors of Lincoln Life authorizing establishment of Registrant (1)
     (2) Custodian Agreement: Not Applicable
     (3) (a)  Form of Underwriting Agreement (3)
         (b)  Dealer Agreement. (2)
         (c)  Schedule of Sales Commissions (3)
         (d)  Amendment to the Principal Underwriting Agreement: (4)
     (4) Other Agreements: Not Applicable
     (5) Flexible Premium Policy (1)
     (6) (a)  Articles of Incorporation of Lincoln Life (1)
         (b)  By-Laws of Lincoln Life (1)
     (7) Contracts of Insurance (1)
     (8) Form of Fund Participation Agreement (3)
     (9) Other Material Contracts
         (a)  Form of Service Agreement between Delaware Management
              Company, Inc., Delaware Service Company, Inc. and Lincoln
              National Life Insurance Company (1)
         (b)  Indemnification Agreement related to compliance with IRS
              Section 817(h) (3)
    (10) Application Form (1)
 2. Not applicable
 3. Opinion and Consent of Counsel
 4. Not applicable
 5. Not applicable
 6. Actuarial Opinion and Consent
 7. Consent of Ernst & Young LLP, Independent Auditors
 8. Actuarial basis of payment and cash value adjustment pursuant to Rule
    6e-3(T)(b)(13)(v)(B) and Procedures Memorandum pursuant to Rule
      6e-3(T)(b)(12)(iii) (1)

(1) Incorporated by reference to the Registrant's initial registration statement on Form S-6 filed on November 21, 1997.

(2) Incorporated by reference to the registration statement on Form N-4 (File No. 33-27783) filed March 27, 1998.

(3) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 on Form S-6 filed on April 17, 1998.

(4) Incorporated by reference to Post-Effective Amendment No. 1 on Form S-6 (File No. 333-40745) filed on April 23, 1999.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account F (File No. 333-40745), has caused this Post-Effective Amendment No. 4 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 11th day of April, 2002. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.



                                LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE
                                ACCOUNT F (REGISTRANT)

                                By   /s/ Gary W. Parker
                                     ------------------------------------------
                                     Gary W. Parker
                                     SENIOR VICE PRESIDENT
                                     THE LINCOLN NATIONAL LIFE INSURANCE
                                     COMPANY

                                THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                (DEPOSITOR)

                                By   /s/ Gary W. Parker
                                     ------------------------------------------
                                     Gary W. Parker
                                     SENIOR VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to this Registration Statement (File
No. 333-40745) has been signed below on April 11, 2002, by the following persons, as officers and directors of the Depositor, in the capacities indicated:



             SIGNATURE                         TITLE
             ---------                         -----
        /s/ Jon A. Boscia*           President and Director
-----------------------------------    (Principal Executive
           Jon A. Boscia               Officer)

                                     Executive Vice President,
        /s/ John H. Gotta*             Chief Executive Officer
-----------------------------------    of Life Insurance,
           John H. Gotta               Assistant Secretary, and
                                       Director

      /s/ Lorry J. Stensrud*         Chief Executive Officer of
-----------------------------------    Annuities, Executive
         Lorry J. Stensrud             Vice President and
                                       Director

                                     Senior Vice President,
         /s/ Janet Chrzan*             Chief Financial Officer
-----------------------------------    and Director (Principal
           Janet Chrzan                Financial Officer and
                                       Principal Accounting
                                       Officer)

        /s/ See Yeng Quek*           Chief Investment Officer
-----------------------------------    and Director
           See Yeng Quek

     /s/ C. E. Haldeman, Jr.*
-----------------------------------  Director
     Charles E. Haldeman, Jr.

      /s/ Richard C. Vaughan*
-----------------------------------  Director
        Richard C. Vaughan

     /s/ Barbara S. Kowalczyk*
-----------------------------------  Director
       Barbara S. Kowalczyk

*By        /s/ Gary W. Parker
     ------------------------------
     Gary W. Parker, pursuant to a Power of Attorney filed with this Post-Effective Amendment No. 4 to the Registration
     Statement

                               POWER OF ATTORNEY



We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



WITNESS our hands and common seal on this 28th day of January, 2000.



                   SIGNATURE                                             TITLE
                   ---------                                             -----
               /s/ JON A. BOSCIA*
     --------------------------------------       President and Director
                 Jon A. Boscia

            /s/ RICHARD C. VAUGHAN*
     --------------------------------------       Director
               Richard C. Vaughan



                               POWER OF ATTORNEY



We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



WITNESS our hands and common seal on this 9th day of August, 2000.



                   SIGNATURE                                             TITLE
                   ---------                                             -----
            /s/ C. E. HALDEMAN, JR.*
     --------------------------------------       Director
            Charles E. Haldeman, Jr.

                               POWER OF ATTORNEY



We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



WITNESS our hands and common seal on this 11th day of August, 2000.



                   SIGNATURE                                             TITLE
                   ---------                                             -----
             /s/ LORRY J. STENSRUD*               Chief Executive Officer of Annuities,
     --------------------------------------        Executive Vice President and Director
               Lorry J. Stensrud



STATE OF             )
INDIANA
                     )SS:
COUNTY OF ALLEN      )

                                  Subscribed and sworn to before me this
                                  11th day of August, 2000
                                  /s/ SHARLENE K. GEER
                                  -------------------------------
                                  Notary Public
                                  Commission Expires 2/29/08



               /s/ JANET CHRZAN*                  Senior Vice President, Chief Financial Officer
     --------------------------------------        and Director
                  Janet Chrzan



STATE OF             )
INDIANA
                     )SS:
COUNTY OF ALLEN      )

                                  Subscribed and sworn to before me this
                                  11th day of August, 2000
                                  /s/ JANET L. LINDENBERG
                                  -------------------------------
                                  Notary Public
                                  Commission Expires 7/10/01

                               POWER OF ATTORNEY



We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



WITNESS our hands and common seal on this 3rd day of August, 2001.



                   SIGNATURE                                             TITLE
                   ---------                                             -----
               /s/ SEE YENG QUEK*
     --------------------------------------       Chief Investment Officer and Director
                 See Yeng Quek



                               POWER OF ATTORNEY



We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



WITNESS our hands and common seal on this 4th day of January, 2002.



                   SIGNATURE                                             TITLE
                   ---------                                             -----
           /s/ BARBARA S. KOWALCZYK*
     --------------------------------------       Director
              Barbara S. Kowalczyk



                               POWER OF ATTORNEY



We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



WITNESS our hands and common seal on this 18th day of January, 2002.



                   SIGNATURE                                             TITLE
                   ---------                                             -----
               /s/ JOHN H. GOTTA*                 Executive Vice President, Chief Executive Officer
     --------------------------------------        of Life Insurance, Assistant Secretary, and
                 John H. Gotta                     Director